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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07890

                              AIM Tax-Exempt Funds
               (Exact name of registrant as specified in charter)

               11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 3/31

Date of reporting period: 3/31/08

Item 1. Reports to Stockholders.

                                                  AIM HIGH INCOME MUNICIPAL FUND
                                  Annual Report to Shareholders o March 31, 2008

[INVESCO AIM LOGO]
--SERVICE MARK--

                               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
30   Financial Statements
33   Notes to Financial Statements
38   Financial Highlights
41   Auditor's Report
42   Fund Expenses
43   Approval of Sub-Advisory Agreement
44   Tax Information
45   Results of Proxy
46   Trustees and Officers

                Dear Shareholders:

                I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.
   [TAYLOR
    PHOTO]         As you're no doubt aware, U.S. economic growth, while remaining positive overall, slowed considerably during the second half of the period covered by this report. Several factors contributed to this slowdown, including weakness in the housing market, rising energy prices, a credit "crunch" and slowing consumer spending. In response to these
Philip Taylor   events, the U.S. Federal Reserve Board (the Fed) aggressively lowered short-term interest rates six times in an effort to stimulate growth, for a total reduction of 3.0% -- from 5.25% to 2.25%.(1) The Fed also expanded its lending authority and increased liquidity in an effort to ensure the financial markets continued to function smoothly.

                   In other market news, we saw the U.S. stock market generally rise during the first half of the fiscal year ended
March 31, 2008, followed by a general decline in the second half of the fiscal year. We also saw some increased stock market volatility in the fourth quarter of 2007 and the first quarter of 2008. Looking at the bond market, we watched the yield curve go from somewhat inverted at the beginning of the fiscal year (meaning short-term Treasury yields were higher than long-term yields), to a more normal shape (with long-term Treasury yields higher than short-term yields) by the close of the fiscal year. This change was due largely to the Fed's decision to lower short-term interest rate targets. Historically, inverted yield curves have been reliable predictors of economic difficulty, while normal-shaped or positive yield curves have foretold a relatively healthy and expanding economy.

   Market volatility is, of course, not new to anyone. What is new is our name, Invesco Aim, logo and look -- in short, we have a new brand. If this is the first you're hearing of the new brand, you're probably asking "what does this mean?" It's simple: This brand better reflects our primary objective -- to put the interests of our investors first by offering diversified investment strategies that seek to help investors reach their financial goals. Invesco Aim represents the strength of global diversification you get through the combination of Invesco's worldwide resources and AIM's 30-year tradition of delivering quality investment products to the U.S. marketplace. As one of the world's largest and most diversified global investment organizations, Invesco has more than 500 investment professionals operating in investment centers in 25 cities, a presence in 12 countries and $500 billion in assets under management globally at the end of 2007.

   As for our new logo, it's fashioned after Ama Dablam, one of the most imposing and impressive peaks in the Himalayas. It represents what we hope you will envision when you think of Invesco Aim: stability, endurance, strength and longevity -- which are all, by the way, sound investment principles.

   While our name, logo and look have changed, the names of your funds and their trading symbols remain the same -- as do all of our telephone contact numbers. Most important, our commitment to serving you remains the same. All of us at Invesco Aim will continue to strive to provide you with solid investment performance, attractive product solutions and high-quality customer service. Regardless of market conditions, Invesco Aim will hold true to its mission: seeking to build financial security for investors.

   To learn more, talk with your financial advisor and visit our new Web site: invescoaim.com.
   And may I be the first to say: Welcome to Invesco Aim!

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
CEO, Invesco Aim
Senior Managing Director, Invesco

May 19, 2008

1 U.S. Federal Reserve Board


2   AIM HIGH INCOME MUNICIPAL FUND

                 Dear Fellow AIM Fund Shareholders:

                 The lines of communication are open: More than 250 of you have responded to the invitation I extended in my previous letter to complete an online survey, and more than 50 shareholders have contacted me directly by e-mail.
                 When I could respond quickly and easily to a shareholder's specific concern I did, but the messages for the most
   [CROCKETT     part raised consistent issues that I respond to here.
    PHOTO]

                    I have received many suggestions, a few complaints, and one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would
Bruce Crockett   prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

   Online survey responders preferred electronic communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

   The correspondence shows that improving fund performance and reducing shareholder costs remain the key shareholder concerns.
Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry
Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with Invesco Aim to make improved performance a top priority for all fund managers.

   Expense levels came up as another dominant issue, and no respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

   The value of communication between the Board and shareholders has been noted within and beyond the Invesco Aim community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar(TM), the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where Invesco Aim was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

   In other news, Ruth Quigley retired from your Board at the end of 2007, and we thank her for her many years of dedicated service.
Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathai-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

   Your Board looks forward to another year of diligent effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

May 19, 2008


3   AIM HIGH INCOME MUNICIPAL FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   contraction in credit and housing markets,
PERFORMANCE SUMMARY                                                                       the Federal Reserve (the Fed) cut its
                                                                                          target fed funds rate by 3% over the last
AIM High Income Municipal Fund posted negative returns during the 12-month reporting      12 months from 5.25% to 2.25%.(2)
period ended March 31, 2008, and underperformed the Lehman Brothers Municipal Bond
Index, the Fund's broad market and style-specific benchmark.(Triangle) In contrast to     Early in 2007, the municipal bond
the Fund, the Lehman Brothers Municipal Bond Index is composed entirely of investment-    market was characterized by low tax-exempt
grade tax-exempt bonds. As a result, the Fund's relative underperformance was primarily   yields, a nearly flat yield curve and
due  to its exposure to high yield municipal bonds, which performed poorly during the     very tight credit quality
fiscal year.                                                                              spreads.(3)Without their typical yield
                                                                                          advantage, tax-exempt bonds were priced
   Your Fund's long-term performance appears later in this report.                        higher as compared to U.S. Treasury
                                                                                          securities.(3)

                                                                                             Throughout 2007 and into 2008,
FUND VS. INDEXES                                                                          heightened investor risk aversion,
                                                                                          combined with bond insurer vulnerability,
Total returns, 3/31/07 to 3/31/08, at net asset value (NAV). Performance shown does not   resulted in a rally in the Treasury market
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,   as investors sought the stability, safety
which would have reduced performance.                                                     and liquidity of U.S. Treasury securities.
                                                                                          Since last summer, Treasury security
Class A Shares                                                                    -5.70%  prices began rising as yields declined
Class B Shares                                                                    -6.39   across the entire maturity spectrum
Class C Shares                                                                    -6.51   leading to a steeper Treasury yield
Lehman Brothers Municipal Bond Index(Triangle) (Broad Market and Style-Specific           curve.(3)
   Index)                                                                          1.90
Lipper High Yield Municipal Debt Funds Index(Triangle) (Peer Group Index)         -7.78      By the end of the reporting period,
(Triangle)Lipper Inc.                                                                     municipal bond prices weakened and
                                                                                          tax-exempt yields rose to historically
=======================================================================================   high levels across the entire yield curve,
                                                                                          making tax-exempt bonds attractive
HOW WE INVEST                                favorable return characteristics.            compared to Treasuries on a yield
                                                                                          basis.(3)
We invest mostly in municipal revenue        o  To change sector exposure.
bonds as proceeds for specific projects                                                      Despite their attractive yields,
are used to pay interest and principal on    MARKET CONDITIONS AND YOUR FUND              municipal bonds remained volatile and were
those bonds.                                                                              adversely affected by downgrades of bond
                                             Real gross domestic product (GDP), the       insurers' ratings, disruptions in the
   We believe an opportunity exists among    broadest measure of the nation's economic    auction rate securities market and
relatively small, less-followed municipal    activity, grew at an annual rate of 0.6%,    declining liquidity. Pressures increased
revenue bond issues. These bonds, which      adjusted for inflation, in the fourth        in February as the high yield portion of
are backed by dedicated revenues from        quarter 2007, down from a 4.9% growth in     the municipal market suffered the largest
specific projects, may be priced             the third quarter.(1) This slowdown mainly   relative decline and underperformed
incorrectly in the market with yields that   reflected adverse developments in the        investment-grade municipal bonds.(3)
do not accurately correspond to the risk     housing market. In addition, financial
factors of the securities.                   market turbulence that began in the summer      Despite unfavorable market
                                             of 2007 led to a broader tightening of       developments, we adhered to our
   We generally take a buy-and-hold          credit conditions and thus contributed to    established investment process by
approach, but may decide to sell a holding   the dampening of growth toward the end of    maintaining our focus on high yield
for any of the following factors:            the fiscal year.                             municipal bonds within the non-rated
                                                                                          sector. In this credit quality
o  Credit quality deterioration or other        Further deterioration in the U.S.
   unfavorable circumstances affecting the   housing market and concerns about
   financial viability of an                 associated economic and financial risks
   issuer/project.                           continued throughout the year. In response
                                             to general economic concerns and the
o  To reduce or extend duration of the       severity of the
   fund.

o  To reinvest in other securities with
   more


==========================================   =======================================================================================

PORTFOLIO COMPOSITION                        TOP FIVE FIXED INCOME HOLDINGS*

By credit quality
                                                                                       COUPON   MATURITY   % OF NET
AAA                                   16.7%
AA                                     2.7   1. New York Liberty Development Corp.      5.25     10/1/35      0.8
A                                      0.9   2. Illinois (State of) Finance
BBB                                   10.5      Authority                               6.00    11/15/37      0.6
BB                                     3.5   3. Illinois (State of) Finance
B                                      0.5      Authority                               6.00    11/15/39      0.5
C                                      0.1   4. New York City (City of) Industrial
NR                                    65.1      Development Agency                      6.25     3/1/15       0.5
                                             5. Tarrant (County of) Cultural
Total Net Assets           $600.23 million      Education, Facilities Finance
Total Number of                                 Corp.                                   5.75    11/15/37      0.5
   Holdings*                           588
Average Credit Quality
   Rating                               BB   The Fund's holdings are subject to change, and there is no assurance that the Fund will
Weighted Average                             continue to hold any particular security.
   Maturity                    19.93 years
Average Duration                9.26 years   *  Excluding cash equivalent holdings.
==========================================   =======================================================================================


4   AIM HIGH INCOME MUNICIPAL FUND

group, we try to identify unique             continued investment in AIM High Income                      FRANKLIN RUBEN
opportunities offering attractive            Municipal Fund.                                              Senior portfolio manager,
structural and yield advantages over the                                                  [RUBEN PHOTO]   is lead portfolio manager
long term. However, speculative-grade        (1)  Bureau of Economic Analysis                             of AIM High Income
tax-exempt bonds experienced significant                                                                  Municipal Fund. Mr. Ruben
price declines relative to high-quality      (2)  U.S. Federal Reserve                                    joined Invesco Aim in 1997
issues.(3) This was a major detractor from                                                after having served as a senior fixed
the Fund's performance over the reporting    (3)  Lehman Brothers Inc.                    income research analyst and associate
period.                                                                                   portfolio manager at another firm. A
                                             The views and opinions expressed in          native of Johannesburg, South Africa, he
   At the industry level, we continued to    management's discussion of Fund              graduated with a B.S. in accounting and an
limit our exposure to airline and tobacco    performance are those of Invesco Aim         M.S. in finance, both from The University
bonds as they exhibit frequent price         Advisors, Inc. These views and opinions      of Texas at Dallas. Mr. Ruben also
volatility. While over the one-year period   are subject to change at any time based on   completed the Cash Management Executive
the airline industry posted a small gain,    factors such as market and economic          Education Program at Duke University.
non-investment grade tobacco bonds           conditions. These views and opinions may
produced large losses.(3) As a result,       not be relied upon as investment advice or                    GERARD POLLARD
maintaining an underweight exposure to       recommendations, or as an offer for a                         Portfolio manager, is a
these two industries contributed to          particular security. The information is                       manager of AIM High
performance.                                 not a complete analysis of every aspect of   [POLLARD PHOTO]  Income Municipal Fund.
                                             any market, country, industry, security or                    Mr. Pollard served as a
   The Fund remained invested primarily in   the Fund. Statements of fact are from                         senior analyst on Invesco
higher yielding revenue bonds, giving a      sources considered reliable, but Invesco                      Aim's Municipal Bond Team
preference to the issues that are backed     Aim Advisors, Inc. makes no representation   from 1998 to 2007. Prior to joining
by property and sales taxes in addition to   or warranty as to their completeness or      Invesco Aim, he was a money market trader
a regular stream of revenues generated by    accuracy. Although historical performance    and a fixed income analyst for another
projects. We focused on bonds with more      is no guarantee of future results, these     firm. He has been in the investment
predictable revenue flow from a historical   insights may help you understand our         industry since 1985. Mr. Pollard earned a
perspective, identifying such                investment management philosophy.            B.B.A. from the University of Houston and
opportunities in sectors such as                                                          an M.B.A. in finance from the University
continuing care retirement facilities,       See important Fund and index disclosures     of St. Thomas.
hospitals and charter schools.               later in this report.
                                                                                          Assisted by the Municipal Bond Team
   We invested in hospital bonds issued to
support local communities as hospitals
have generally been improving their
profit-ability because of better control
and more efficient expense management. We
also favored municipal bonds in the
retirement communities sector. As the
population ages, more baby boomers will
retire, resulting in a need for more
continuing care retirement communities.
Additionally, we remained positive on our
outlook for charter schools due to their
strong fundamentals such as industry
maturation, growing enrollment, and
continued support from local, state and
federal authorities. However, performance
of these three industry groups was
negatively affected by adverse market
conditions, which detracted from our
relative returns.

   Security specific detractors included
general obligation bonds issued through
the NEU TOWNE METROPOLITAN DISTRICT OF
COLORADO to finance a single family
housing project. As the housing market
remained weak in many areas of the
country, the underlying value of these
bonds decreased. As a result of these
developments, we decided to sell this
holding and redeploy the cash in a more
productive way. On the other hand, the
Fund benefited from holding bonds issued by the ANTELOPE HEIGHTS METROPOLITAN
DISTRICT OF COLORADO to finance a single family housing development. During the period, these bonds were advance refunded, which consequently increased their market value.

   We thank all of our shareholders for
your


5   AIM HIGH INCOME MUNICIPAL FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            an index of funds reflects fund expenses     the chart. The vertical axis, the one that
comparable future results.                   and management fees; performance of a        indicates the dollar value of an
                                             market index does not. Performance shown     investment, is constructed with each
   The data shown in the chart include       in the chart and table(s) does not reflect   segment representing a percent change in
reinvested distributions, applicable sales   deduction of taxes a shareholder would pay   the value of the investment. In this
charges, Fund expenses and management        on Fund distributions or sale of Fund        chart, each segment represents a doubling,
fees. Results for Class B shares are         shares.                                      or 100% change, in the value of the
calculated as if a hypothetical                                                           investment. In other words, the space
shareholder had liquidated his entire           This chart, which is a logarithmic        between $5,000 and $10,000 is the same
investment in the Fund at the close of the   chart, presents the fluctuations in the      size as the space between $10,000 and
reporting period and paid the applicable     value of the Fund and its indexes. We        $20,000, and so on.
contingent deferred sales charges. Index     believe that a logarithmic chart is more
results include reinvested dividends, but    effective than other types of charts in
they do not reflect sales charges.           illustrating changes in value during the
Performance of                               early years shown in

continued from page 8

o  The average credit quality of the
   Fund's holdings as of the close of the
   reporting period represents the
   weighted average quality rating of the
   securities in the portfolio as assigned
   by Nationally Recognized Statistical
   Rating Organizations based on
   assessment of the credit quality of the
   individual securities. For non-rated
   securities in the portfolio the credit
   quality rating is assigned by Invesco
   Aim Advisors, Inc. using similar
   criteria.

o  Industry classifications used in this
   report are generally according to the
   Global Industry Classification
   Standard, which was developed by and is
   the exclusive property and a service
   mark of MSCI Inc. and Standard &
   Poor's.


6   AIM HIGH INCOME MUNICIPAL FUND

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A,B, C SHARES (OLDEST SHARE CLASS)
Index data from 12/31/97, Fund data from 1/2/98

                    AIM HIGH INCOME      AIM HIGH INCOME      AIM HIGH INCOME                                  LIPPER HIGH YIELD
                    MUNICIPAL FUND-      MUNICIPAL FUND-      MUNICIPAL FUND-          LEHMAN BROTHERS           MUNICIPAL DEBT
        DATE         CLASS A SHARES       CLASS B SHARES       CLASS C SHARES      MUNICIPAL BOND INDEX(1)       FUNDS INDEX(1)
      --------      ---------------      ---------------      ---------------      -----------------------     -----------------
      12/31/97                                                                              $10000                   $10000
          1/98           $ 9558               $10024               $10022                    10103                    10096
          2/98             9592                10043                10051                    10106                    10121
          3/98             9624                10080                10078                    10115                    10137
          4/98             9609                10047                10055                    10070                    10116
          5/98             9748                10187                10184                    10229                    10242
          6/98             9819                10255                10252                    10269                    10298
          7/98             9824                10263                10260                    10295                    10315
          8/98             9986                10415                10412                    10454                    10444
          9/98            10088                10526                10523                    10584                    10532
         10/98            10074                10495                10492                    10584                    10506
         11/98            10110                10525                10522                    10621                    10525
         12/98            10125                10535                10532                    10648                    10556
          1/99            10190                10597                10594                    10775                    10641
          2/99            10146                10554                10552                    10728                    10616
          3/99            10202                10607                10604                    10742                    10641
          4/99            10260                10650                10647                    10769                    10685
          5/99            10245                10639                10636                    10707                    10640
          6/99            10118                10490                10487                    10553                    10523
          7/99            10114                10480                10477                    10591                    10548
          8/99             9934                10286                10283                    10506                    10422
          9/99             9837                10178                10175                    10511                    10403
         10/99             9541                 9864                 9861                    10397                    10239
         11/99             9537                 9864                 9861                    10507                    10304
         12/99             9354                 9657                 9665                    10429                    10171
          1/00             9180                 9481                 9479                    10384                    10045
          2/00             9261                 9559                 9556                    10504                    10145
          3/00             9408                 9703                 9701                    10734                    10298
          4/00             9350                 9626                 9634                    10670                    10255
          5/00             9281                 9559                 9556                    10615                    10198
          6/00             9420                 9694                 9702                    10896                    10341
          7/00             9536                 9808                 9804                    11048                    10446
          8/00             9533                 9808                 9804                    11218                    10574
          9/00             9529                 9797                 9793                    11160                    10548
         10/00             9592                 9855                 9851                    11281                    10580
         11/00             9599                 9855                 9851                    11367                    10565
         12/00             9708                 9947                 9955                    11648                    10651
          1/01             9738                 9982                 9979                    11763                    10723
          2/01             9802                10041                10038                    11800                    10783
          3/01             9889                10135                10132                    11906                    10859
          4/01             9885                10112                10109                    11777                    10794
          5/01            10009                10230                10227                    11904                    10910
          6/01            10121                10338                10335                    11983                    10990
          7/01            10255                10480                10477                    12161                    11131
          8/01            10436                10647                10644                    12361                    11304
          9/01            10347                10550                10547                    12320                    11222
         10/01            10460                10658                10655                    12467                    11272
         11/01            10430                10620                10617                    12361                    11206
         12/01            10376                10559                10556                    12245                    11117
          1/02            10490                10669                10666                    12457                    11214
          2/02            10593                10766                10763                    12607                    11290
          3/02            10525                10690                10687                    12360                    11184
          4/02            10614                10775                10772                    12602                    11320
          5/02            10680                10835                10832                    12678                    11384
          6/02            10784                10934                10931                    12812                    11477
          7/02            10887                11032                11029                    12977                    11563
          8/02            10979                11118                11115                    13133                    11626
          9/02            11071                11205                11202                    13421                    11746
         10/02            10949                11075                11072                    13198                    11548
         11/02            10979                11098                11095                    13143                    11567
         12/02            11124                11238                11235                    13421                    11752
          1/03            11140                11248                11245                    13387                    11728
          2/03            11248                11349                11346                    13574                    11856
          3/03            11240                11335                11331                    13582                    11807
          4/03            11336                11424                11421                    13672                    11919
          5/03            11537                11620                11616                    13992                    12178
          6/03            11541                11617                11614                    13932                    12183
          7/03            11335                11402                11386                    13445                    11933
          8/03            11419                11480                11477                    13545                    11983
          9/03            11597                11652                11649                    13943                    12274
         10/03            11615                11663                11660                    13873                    12309
         11/03            11687                11728                11725                    14018                    12438
         12/03            11774                11806                11804                    14134                    12553
          1/04            11874                11900                11883                    14215                    12672
          2/04            12042                12062                12045                    14429                    12834
          3/04            12060                12072                12070                    14378                    12816
          4/04            11900                11905                11902                    14038                    12632
          5/04            11919                11902                11900                    13987                    12594

====================================================================================================================================

(1)  Lipper Inc.

====================================================================================================================================

                                                       [MOUNTAIN CHART CONT.]

          6/04            11994                11983                11981                    14038                    12642
          7/04            12112                12092                12076                    14223                    12771
          8/04            12272                12245                12229                    14508                    12961
          9/04            12348                12313                12311                    14585                    13051
         10/04            12481                12439                12436                    14710                    13157
         11/04            12500                12450                12447                    14589                    13167
         12/04            12663                12604                12602                    14767                    13333
          1/05            12798                12729                12713                    14905                    13456
          2/05            12845                12769                12752                    14855                    13489
          3/05            12849                12765                12762                    14762                    13476
          4/05            13058                12964                12947                    14994                    13676
          5/05            13210                13106                13104                    15100                    13821
          6/05            13333                13219                13202                    15194                    13957
          7/05            13362                13240                13223                    15125                    14007
          8/05            13526                13395                13392                    15278                    14140
          9/05            13480                13342                13324                    15175                    13998
         10/05            13447                13300                13283                    15083                    13936
         11/05            13549                13377                13376                    15155                    14009
         12/05            13667                13501                13499                    15286                    14179
          1/06            13708                13518                13516                    15327                    14234
          2/06            13826                13641                13625                    15430                    14390
          3/06            13867                13674                13657                    15324                    14388
          4/06            13878                13677                13675                    15318                    14397
          5/06            13967                13754                13738                    15386                    14492
          6/06            13946                13726                13724                    15329                    14514
          7/06            14113                13882                13866                    15511                    14677
          8/06            14312                14069                14053                    15741                    14875
          9/06            14434                14181                14164                    15851                    15002
         10/06            14539                14276                14259                    15950                    15131
         11/06            14694                14418                14401                    16083                    15280
         12/06            14689                14405                14388                    16026                    15272
          1/07            14685                14392                14375                    15985                    15280
          2/07            14857                14552                14551                    16196                    15429
          3/07            14852                14539                14538                    16156                    15418
          4/07            14912                14589                14587                    16204                    15483
          5/07            14891                14559                14556                    16132                    15439
          6/07            14870                14513                14510                    16048                    15345
          7/07            14865                14516                14495                    16173                    15343
          8/07            14415                14067                14047                    16103                    14913
          9/07            14659                14280                14276                    16341                    15108
         10/07            14654                14282                14262                    16414                    15124
         11/07            14533                14138                14135                    16519                    14956
         12/07            14275                13896                13877                    16564                    14787
          1/08            14455                14046                14043                    16773                    14894
          2/08            13672                13294                13273                    16005                    14041
          3/08            14000                13809                13586                    16463                    14218

====================================================================================================================================

=======================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/08, including maximum applicable sales charges

                                                                         AFTER TAXES
                                                                      ON DISTRIBUTIONS
                                                 AFTER TAXES             AND SALE OF
                          BEFORE TAXES        ON DISTRIBUTIONS           FUND SHARES
                          ------------        ----------------        ----------------
CLASS A SHARES

Inception (1/2/98)             3.34%                 3.34%                  3.64%
10 Years                       3.31                  3.31                   3.62
5 Years                        3.48                  3.48                   3.80
1 Year                       -10.21                -10.21                  -4.98

CLASS B SHARES

Inception (1/2/98)             3.20%                 3.20%                  3.45%
10 Years                       3.20                  3.19                   3.45
5 Years                        3.39                  3.39                   3.64
1 Year                       -10.88                -10.88                  -5.59

CLASS C SHARES

Inception (1/2/98)             3.04%                 3.04%                  3.29%
10 Years                       3.03                  3.03                   3.29
5 Years                        3.70                  3.70                   3.89
1 Year                        -7.40                 -7.40                  -3.34
=======================================================================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST   PERIOD INVOLVED. THE CDSC ON CLASS B
PERFORMANCE AND CANNOT GUARANTEE             SHARES DECLINES FROM 5% BEGINNING AT THE
COMPARABLE FUTURE RESULTS; CURRENT           TIME OF PURCHASE TO 0% AT THE BEGINNING OF
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   THE SEVENTH YEAR. THE CDSC ON CLASS C
VISIT INVESCOAIM.COM FOR THE MOST RECENT     SHARES IS 1% FOR THE FIRST YEAR AFTER
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   PURCHASE.
REFLECT REINVESTED DISTRIBUTIONS, CHANGES
IN NET ASSET VALUE AND THE EFFECT OF THE          THE PERFORMANCE OF THE FUND'S SHARE
MAXIMUM SALES CHARGE UNLESS OTHERWISE        CLASSES WILL DIFFER PRIMARILY DUE TO
STATED. INVESTMENT RETURN AND PRINCIPAL      DIFFERENT SALES CHARGE STRUCTURES AND
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    CLASS EXPENSES.
A GAIN OR LOSS WHEN YOU SELL SHARES.
                                                  AFTER-TAX RETURNS ARE CALCULATED
     THE NET ANNUAL FUND OPERATING EXPENSE   USING THE HISTORICAL HIGHEST INDIVIDUAL
RATIO SET FORTH IN THE MOST RECENT FUND      FEDERAL MARGINAL INCOME TAX RATE. THEY DO
PROSPECTUS AS OF THE DATE OF THIS REPORT     NOT REFLECT THE EFFECT OF STATE AND LOCAL
FOR CLASS A, CLASS B AND CLASS C SHARES      TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON
WAS 0.75%, 1.50% AND 1.50%,                  THE INVESTOR'S TAX SITUATION AND MAY
RESPECTIVELY(1). THE TOTAL ANNUAL FUND       DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS
OPERATING EXPENSE RATIO SET FORTH IN THE     SHOWN ARE NOT RELEVANT TO INVESTORS WHO
MOST RECENT FUND PROSPECTUS AS OF THE DATE   HOLD THEIR SHARES IN TAX-DEFERRED ACCOUNTS
OF THIS REPORT FOR CLASS A, CLASS B AND      SUCH AS 401(K)S OR IRAS.
CLASS C SHARES WAS 1.01%, 1.76% AND 1.76%,
RESPECTIVELY. THE EXPENSE RATIOS PRESENTED        HAD THE ADVISOR NOT WAIVED FEES AND/
ABOVE MAY VARY FROM THE EXPENSE RATIOS       OR REIMBURSED EXPENSES, PERFORMANCE WOULD
PRESENTED IN OTHER SECTIONS OF THIS REPORT   HAVE BEEN LOWER.
THAT ARE BASED ON EXPENSES INCURRED DURING
THE PERIOD COVERED BY THIS REPORT.
                                             1  Total annual operating expenses less
     CLASS A SHARE PERFORMANCE REFLECTS         any voluntary fee waivers and/or
THE MAXIMUM 4.75% SALES CHARGE, AND CLASS       expense reimbursements by the advisor.
B AND CLASS C SHARE PERFORMANCE REFLECTS        Voluntary arrangements can be
THE APPLICABLE CONTINGENT DEFERRED SALES        discontinued or modified at any time
CHARGE (CDSC) FOR THE                           without further notice to investors.
                                                See current prospectus for more
                                                information.


7  AIM HIGH INCOME MUNICIPAL FUND

AIM HIGH INCOME MUNICIPAL FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE A HIGH A LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL
INCOME TAXES.

o  Unless otherwise stated, information presented in this report is as of March 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  There is no guarantee that the            o  The Fund is not managed to track the
                                                investment techniques and risk analyses      performance of any particular index,
o  Class B shares are not available as an       used by the Fund's portfolio managers        including the indexes defined here, and
   investment for retirement plans              will produce the desired results.            consequently, the performance of the
   maintained pursuant to Section 401 of                                                     Fund may deviate significantly from the
   the Internal Revenue Code, including      o  The Fund may use enhanced investment         performance of the indexes.
   401(k) plans, money purchase pension         techniques such as leveraging and
   plans and profit sharing plans, except       derivatives. Leveraging entails risks     o  A direct investment cannot be made in
   for plans that have existing accounts        such as magnifying changes in the value      an index. Unless otherwise indicated,
   invested in Class B shares prior to          of the portfolio's securities.               index results include reinvested
   September 30, 2003, will continue to be      Derivatives are subject to counterparty      dividends, and they do not reflect
   allowed to make additional purchases.        risk -- the risk that the other party        sales charges. Performance of an index
                                                will not complete the transaction with       of funds reflects fund expenses;
PRINCIPAL RISKS OF INVESTING IN THE FUND        the Fund.                                    performance of a market index does not.

o  Because many municipal securities are     o  Reinvestment risk is the risk that a      OTHER INFORMATION
   issued to finance similar projects,          bond's cash flows will be reinvested at
   especially those relating to education,      an interest rate below that on the        o  The returns shown in the management's
   health care, transportation and              original bond.                               discussion of Fund performance are
   utilities, conditions in those sectors                                                    based on net asset values calculated
   can affect the overall municipal          o  The prices of securities held by the         for shareholder transactions. Generally
   securities market and the Fund.              Fund may decline in response to market       accepted accounting principles require
                                                risks.                                       adjustments to be made to the net
o  Credit risk is the risk of loss on an                                                     assets of the Fund at period end for
   investment due to the deterioration of    o  The value of, payment of interest on,        financial reporting purposes, and as
   an issuer's financial health. Such a         repayment of principal for and the           such, the net asset values for
   deterioration of financial health may        ability of the Fund to sell a municipal      shareholder transactions and the
   result in a reduction of the credit          security may be affected by                  returns based on those net asset values
   rating of the issuer's securities and        constitutional amendments, legislative       may differ from the net asset values
   may lead to the issuer's inability to        enactments, executive orders,                and returns reported in the Financial
   honor its contractual obligations,           administrative regulations, voter            Highlights.
   including making timely payment of           initiatives and the economics of the
   interest and principal.                      regions in which the issuers in which     o  Revenue bonds are issued to finance
                                                the Fund invests are located.                public-works projects and are supported
o  Interest rate risk refers to the risk                                                     directly by the project's revenues.
   that bond prices generally fall as        o  The tax-exempt character of the              General obligation (GO) bonds are
   interest rates rise; conversely, bond        interest paid on synthetic municipal         backed by the full faith and credit
   prices generally rise as interest rates      securities is based on the tax-exempt        (including the taxing and further
   fall. The Fund may invest in securities      income stream from the collateral. The       borrowing power) of a state or
   on which the issuer has defaulted on         Internal Revenue Service has not ruled       municipality. Revenue bonds often are
   the payment of interest and/or               on this issue and could deem income          considered more attractive, since many
   principal.                                   derived from synthetic municipal             public-works projects (water and sewer
                                                securities to be taxable.                    improvements, for example) are
o  Defaulted securities are speculative,                                                     necessities, and demand for them
   involve risks that the principal will     ABOUT INDEXES USED IN THIS REPORT               remains constant regardless of economic
   not be repaid and may be subject to                                                       conditions. Shareholders may benefit
   restrictions on sale.                     o  The LEHMAN BROTHERS MUNICIPAL BOND           from their consistent income in the
                                                INDEX covers municipal bonds with a          event of an economic slowdown. Escrowed
o  The Fund may invest in lower quality         minimum credit rating of Baa, an             and pre-refunded bonds are bonds whose
   debt securities, commonly known as           outstanding par value of at least $5         repayment is guaranteed by the funds
   "junk bonds." Compared to higher             million and issued as a part of a            from a second bond issue, which are
   quality debt securities, junk bonds          transaction of at least $50 million          usually invested in U.S. Treasury
   involve greater risk of default or           USD. The bonds must have been issued         bonds.
   price changes due to changes in credit       after December 31, 1990, and have a
   quality of the issuer because they are       remaining maturity of at least one        continued on page 6
   generally unsecured and may be               year.
   subordinated to other creditors'
   claims. Credit ratings on junk bonds do   o  The LIPPER HIGH YIELD MUNICIPAL DEBT
   not necessarily reflect their actual         FUNDS INDEX is an equally weighted
   market risk.                                 representation of the largest funds in
                                                the Lipper High Yield Municipal Debt
                                                Funds category. These funds invest at
                                                least 50% of their assets in lower
                                                rated municipal debt issues.
                                                                                          ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       AHMAX
                                                                                          Class B Shares                       AHMBX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class C Shares                       AHMCX
                                                                                          ==========================================


8  AIM HIGH INCOME MUNICIPAL FUND

Supplement to Annual Report dated 3/31/08

AIM HIGH INCOME MUNICIPAL FUND

INSTITUTIONAL CLASS SHARES                   ==========================================      Had the advisor not waived fees and/or
                                             AVERAGE ANNUAL TOTAL RETURNS                 reimbursed expenses, performance would
The following information has been           For periods ended 3/31/08                    have been lower.
prepared to provide Institutional Class      10 Years                             3.86%
shareholders with a performance overview     5 Years                              4.58       Please note that past performance is
specific to their holdings. Institutional    1 Year                              -5.56    not indicative of future results. More
Class shares are offered exclusively to      ==========================================   recent returns may be more or less than
institutional investors, including defined                                                those shown. All returns assume
contribution plans that meet certain         Institutional Class shares' inception date   reinvestment of distributions at NAV.
criteria.                                    is July 31, 2006. Returns since that date    Investment return and principal value will
                                             are historical returns. All other returns    fluctuate so your shares, when redeemed,
                                             are blended returns of historical            may be worth more or less than their
                                             Institutional Class share performance and    original cost. See full report for
                                             restated Class A share performance (for      information on comparative benchmarks.
                                             periods prior to the inception date of       Please consult your Fund prospectus for
                                             Institutional Class shares) at net asset     more information. For the most current
                                             value (NAV) and reflect the Rule 12b-1       month-end performance, please call 800 451
                                             fees applicable to Class A shares. Class A   4246 or visit invescoaim.com.
                                             shares' inception date is January 2, 1998.
                                                                                          (1) Total annual operating expenses less
                                                Institutional Class shares have no           any voluntary fee waivers and/or
                                             sales charge; therefore, performance is at      expense reimbursements by the advisor.
                                             NAV. Performance of Institutional Class         Voluntary arrangements can be
                                             shares will differ from performance of          discontinued or modified at any time
                                             other share classes primarily due to            without further notice to investors.
                                             differing sales charges and class               See current prospectus for more
                                             expenses.                                       information.

                                                The net annual Fund operating expense
                                             ratio set forth in the most recent Fund
                                             prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 0.50%. The total annual Fund operating
                                             expense ratio set forth in the most recent
                                             Fund prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 0.77%.(1) The expense ratios presented
                                             above may vary from the expense ratios
                                             presented in other sections of the actual
                                             report that are based on expenses incurred
                                             during the period covered by the report.

==========================================
NASDAQ SYMBOL                        AHMIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY                                                                        [INVESCO
                                                                                                              AIM
This material is for institutional investor use only and may not be quoted, reproduced                       LOGO]
or shown to the public, nor used in written form as sales literature for public use.                   - SERVICE MARK -

invescoaim.com   HIM-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007, through March 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (10/01/07)   (03/31/08)(1)  PERIOD(2,3)    (03/31/08)   PERIOD(2,4)   RATIO(2)
-----------------------------------------------------------------------------------------------------------
Institutional               $1,000.00       $956.80        $2.20       $1,022.75       $2.28        0.45%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2007, through March 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year. Effective on May 1, 2008, the expense limit rate was increased by 0.05% per class. The annualized expense ratio restated as if this change had been in effect throughout the entire most recent fiscal half year is 0.50% for Institutional shares.
(3) The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year is $2.45.
(4) The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year is $2.53.


AIM HIGH INCOME MUNICIPAL FUND

SCHEDULE OF INVESTMENTS

March 31, 2008



                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS-97.80%

ALASKA-0.61%

  Alaska Industrial Development & Export Authority
     (Boys & Girls Home);
     Series 2007, RB(a)                               5.70%     12/01/17      $1,000     $    969,950
-----------------------------------------------------------------------------------------------------
     Series 2007, RB(a)                               6.00%     12/01/36       3,000        2,683,110
=====================================================================================================
                                                                                            3,653,060
=====================================================================================================


ARIZONA-2.78%

  Centerra Community Facilities District; Series
     2005, Unlimited Tax GO(a)                        5.50%     07/15/29         385          337,891
-----------------------------------------------------------------------------------------------------
  Maricopa (County of) Industrial Development
     Authority (Mayo Clinic); Series 2006, Health
     Care Facilities IDR(a)                           5.00%     11/15/36       1,485        1,443,093
-----------------------------------------------------------------------------------------------------
  Pima (County of) Industrial Development
     Authority (Acclaim Charter School Project);
     Series 2006, Educational Facility IDR(a)         5.70%     12/01/26       2,200        1,959,430
-----------------------------------------------------------------------------------------------------
  Pima (County of) Industrial Development
     Authority (Choice Education & Development
     Corp. Project);
     Series 2006, Educational Facility IDR(a)         6.25%     06/01/26       1,000          953,510
-----------------------------------------------------------------------------------------------------
     Series 2006, Educational Facility IDR(a)         6.38%     06/01/36       3,000        2,822,820
-----------------------------------------------------------------------------------------------------
  Pima (County of) Industrial Development
     Authority (Desert Heights Charter School);
     Series 2003, Educational Facility IDR(a)         7.25%     08/01/19         830          843,770
-----------------------------------------------------------------------------------------------------
  Pima (County of) Industrial Development
     Authority (Horizon Community Learning
     Center); Series 2005, Refunding Educational
     Facility IDR(a)                                  5.25%     06/01/35       1,500        1,303,215
-----------------------------------------------------------------------------------------------------
  Pima (County of) Industrial Development
     Authority (P.L.C. Charter Schools Project);
     Series 2006, Educational Facilities IDR(a)       6.50%     04/01/26       1,000          973,670
-----------------------------------------------------------------------------------------------------
     Series 2006, Educational Facilities IDR(a)       6.75%     04/01/36       1,000          978,490
-----------------------------------------------------------------------------------------------------
  Pima (County of) Industrial Development
     Authority (Paradise Education Center
     Project);
     Series 2006, Refunding Educational Facilities
     IDR(a)                                           5.88%     06/01/22         535          499,829
-----------------------------------------------------------------------------------------------------
     Series 2006, Refunding Educational Facilities
     IDR(a)                                           6.00%     06/01/36         830          724,300
-----------------------------------------------------------------------------------------------------
  Pima (County of) Industrial Development
     Authority (Valley Academy Project); Series
     2008, Educational Facilities IDR(a)              6.50%     07/01/38       2,815        2,829,272
-----------------------------------------------------------------------------------------------------
  Scottsdale (City of) Industrial Development
     Authority (Scottsdale Healthcare); Series
     2001, Hospital IDR(a)(b)(c)                      5.80%     12/01/11         500          557,270
-----------------------------------------------------------------------------------------------------
  Tucson (City of) Industrial Development
     Authority (Arizona AgriBusiness & Equine
     Center Inc.); Series 2004 A, Educational
     Facilities IDR(a)                                6.13%     09/01/34         500          474,635
=====================================================================================================
                                                                                           16,701,195
=====================================================================================================


CALIFORNIA-1.70%

  Abag Finance Authority for Nonprofit Corps.
     (Hamlin School); Series 2007, RB(a)              5.00%     08/01/37       3,000        2,491,470
-----------------------------------------------------------------------------------------------------
  California (State of) Educational Facilities
     Authority (Fresno Pacific University); Series
     2000 A, RB(a)                                    6.75%     03/01/19       1,000        1,047,080
-----------------------------------------------------------------------------------------------------
  California (State of) Educational Facilities
     Authority (Keck Graduate Institute); Series
     2000, RB(a)(b)(c)                                6.75%     06/01/10         390          429,296
-----------------------------------------------------------------------------------------------------
  California (State of) Municipal Finance
     Authority (American Heritage Education
     Foundation Project); Series 2006 A, Education
     RB(a)                                            5.25%     06/01/36       1,150          991,645
-----------------------------------------------------------------------------------------------------
  California (State of) Statewide Communities
     Development Authority (Drew School); Series
     2007, RB(a)                                      5.30%     10/01/37         500          420,255
-----------------------------------------------------------------------------------------------------
  California (State of) Statewide Communities
     Development Authority (Front Porch
     Communities & Services); Series 2007 A,
     RB(a)(d)                                         5.13%     04/01/37       2,000        1,717,040
-----------------------------------------------------------------------------------------------------
  California (State of) Statewide Communities
     Development Authority (Hospice of Napa Valley
     Project); Series 2004 A, RB(a)                   7.00%     01/01/34         900          904,293
-----------------------------------------------------------------------------------------------------
  California (State of) Statewide Communities
     Development Authority (Huntington Park
     Charter School Project); Series 2007 A,
     Educational Facilities RB(a)                     5.25%     07/01/42       1,500        1,211,715
-----------------------------------------------------------------------------------------------------
  California (State of) Statewide Communities
     Development Authority (Notre Dame de Namur
     University); Series 2003, RB(a)                  6.50%     10/01/23       1,000        1,012,180
=====================================================================================================
                                                                                           10,224,974
=====================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
COLORADO-11.42%

  Antelope Heights Metropolitan District; Series
     2003, Limited Tax GO(a)(b)(c)                    8.00%     12/01/13      $  500     $    627,240
-----------------------------------------------------------------------------------------------------
  Arista Metropolitan District; Series 2005,
     Limited Tax GO(a)                                6.75%     12/01/35       2,000        1,799,160
-----------------------------------------------------------------------------------------------------
  Beacon Point Metropolitan District; Series 2005
     A, Limited Tax GO(a)                             6.25%     12/01/35       1,500        1,277,055
-----------------------------------------------------------------------------------------------------
  Bradburn Metropolitan District No. 3; Series
     2003, Limited Tax GO(a)                          7.50%     12/01/33         500          500,570
-----------------------------------------------------------------------------------------------------
  Bromley Park Metropolitan District No. 2;
     Series 2002 B, Limited Tax GO(a)(b)(c)           8.05%     12/01/12         500          614,905
-----------------------------------------------------------------------------------------------------
     Series 2003, Limited Tax GO(a)(b)(c)             8.05%     12/01/12         534          656,719
-----------------------------------------------------------------------------------------------------
  Buckhorn Valley Metropolitan District No. 2;
     Series 2003, Limited Tax GO(a)                   7.00%     12/01/23          60           57,546
-----------------------------------------------------------------------------------------------------
  Castle Oaks Metropolitan District;
     Series 2005, Limited Tax GO(a)                   6.00%     12/01/25       1,000          879,620
-----------------------------------------------------------------------------------------------------
     Series 2005, Limited Tax GO(a)                   6.13%     12/01/35       1,500        1,241,955
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Academy Charter School
     Project); Series 2000, RB(a)(b)(c)               7.13%     12/15/10       1,195        1,353,923
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Banning Lewis Ranch
     Academy Project); Series 2006, Charter School
     RB(a)(d)                                         6.13%     12/15/35       3,000        2,753,760
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Brighton School
     Project); Series 2006, Charter School RB(a)      6.00%     11/01/36       1,695        1,316,896
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Carbon Valley Academy);
     Series 2006, Charter School RB(a)                5.63%     12/01/36       1,180          998,162
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Cerebral Palsy of
     Colorado Project); Series 2006 A, RB(a)          6.25%     05/01/36       3,050        2,854,891
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Community Leadership
     Project);
     Series 2008, Charter School RB(a)                6.25%     07/01/28         650          618,098
-----------------------------------------------------------------------------------------------------
     Series 2008, Charter School RB(a)                6.50%     07/01/38       1,000          957,270
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Denver Academy Inc.
     Project); Series 2003 A, Refunding RB(a)         7.00%     11/01/23         500          523,375
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Denver Science &
     Technology); Series 2004, RB(a)                  5.00%     12/01/13         750          769,508
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Excel Academy Project);
     Series 2003, Charter School RB(a)(b)(c)          7.30%     12/01/11         555          631,052
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Knowledge Quest
     Project); Series 2005, Charter School RB(a)      6.50%     05/01/36         945          906,765
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Littleton Academy
     Building Project); Series 2002, Charter
     School RB(a)(b)(c)                               6.00%     01/15/12         500          555,270
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Monument Academy
     Project);
     Series 2007 A, Charter School RB(a)              5.88%     10/01/27       2,500        2,259,725
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Charter School RB(a)              6.00%     10/01/37       1,635        1,443,509
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Northeast Academy
     Project); Series 2007 A, Charter School
     RB(a)(d)                                         5.75%     05/15/37       2,580        2,239,672
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Peak to Peak Project);
     Series 2001, Charter School RB(a)(b)(c)          7.63%     08/15/11         500          582,225
-----------------------------------------------------------------------------------------------------
     Series 2004, Refunding & Improvement Charter
     School RB (INS-XL Capital Assurance
     Inc.)(a)(e)                                      5.25%     08/15/24         500          506,440
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Platte Academy
     Project);
     Series 2002 A, Charter School RB(a)(b)(c)        7.25%     03/01/10         500          533,345
-----------------------------------------------------------------------------------------------------
     Series 2002 A, Charter School RB(a)(b)(c)        7.25%     03/01/10         500          545,985
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Union Colony Charter
     School Project); Series 2007, RB(a)(d)           5.75%     12/01/37       1,075          932,337
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (University Lab School
     Project);
     Series 2001, Charter School RB(a)(b)(c)          6.13%     06/01/11         150          165,461
-----------------------------------------------------------------------------------------------------
     Series 2001, Charter School RB(a)(b)(c)          6.25%     06/01/11         500          553,415
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
COLORADO-(CONTINUED)

  Colorado (State of) Educational & Cultural
     Facilities Authority (Vail Christian
     Project); Series 2007, Independent School
     Improvement RB(a)(d)                             5.50%     06/01/37      $2,000     $  1,733,920
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Windsor Academy
     Project); Series 2007, Charter School
     RB(a)(d)                                         5.70%     05/01/37       1,600        1,351,408
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Health Facilities Authority
     (Christian Living Communities Project);
     Series 2006 A, RB(a)                             5.25%     01/01/28       1,500        1,290,690
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Health Facilities Authority
     (Portercare Adventist Health); Series 2001,
     Hospital RB(a)(b)(c)                             6.50%     11/15/11         500          568,640
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Health Facilities Authority
     (Volunteers of America Care); Series 2007 A,
     Health & Residential Care Facilities RB(a)       5.20%     07/01/22       1,270        1,138,085
-----------------------------------------------------------------------------------------------------
  Colorado Springs (City of) (University Village
     Colorado Project) Series 2008 A, Tax
     Increment Allocation RB(a)                       7.00%     12/01/29       3,000        2,847,810
-----------------------------------------------------------------------------------------------------
  Confluence Metropolitan District;
     Series 2007, Tax Supported RB(a)                 5.25%     12/01/17         790          725,449
-----------------------------------------------------------------------------------------------------
     Series 2007, Tax Supported RB(a)                 5.45%     12/01/34       1,465        1,255,593
-----------------------------------------------------------------------------------------------------
  Conservatory Metropolitan District (Arapahoe
     County);
     Series 2003, Limited Tax GO(a)(b)(c)             7.50%     12/01/13         750          930,938
-----------------------------------------------------------------------------------------------------
     Series 2005, Limited Tax GO(a)(b)(c)             6.75%     12/01/13         810          975,985
-----------------------------------------------------------------------------------------------------
  Copperleaf Metropolitan District No. 2;
     Series 2006, Limited Tax GO(a)                   5.85%     12/01/26       1,000          845,710
-----------------------------------------------------------------------------------------------------
     Series 2006, Limited Tax GO(a)                   5.95%     12/01/36       1,750        1,425,847
-----------------------------------------------------------------------------------------------------
  Country Club Village Metropolitan District;
     Series 2006, Limited Tax GO(a)                   6.00%     12/01/34         600          489,438
-----------------------------------------------------------------------------------------------------
  Denver (City of) Health & Hospital Authority;
     Series 2004 A, Refunding Health Care
     RB(a)(b)(c)                                      6.25%     12/01/14         500          588,840
-----------------------------------------------------------------------------------------------------
  Grandby Ranch Metropolitan District; Series
     2006, Limited Tax GO(a)                          6.75%     12/01/36       3,000        2,695,620
-----------------------------------------------------------------------------------------------------
  Huntington Trails Metropolitan District; Series
     2006, Limited Tax GO(a)                          6.25%     12/01/36       1,000          840,650
-----------------------------------------------------------------------------------------------------
  Jordan Crossing Metropolitan District; Series
     2006, Limited Tax GO(a)                          5.75%     12/01/36       1,415        1,107,605
-----------------------------------------------------------------------------------------------------
  Liberty Ranch Metropolitan District; Series
     2006, Limited Tax GO(a)                          6.25%     12/01/36       1,645        1,382,869
-----------------------------------------------------------------------------------------------------
  Madre Metropolitan District No. 2; Series 2007
     A, Limited Tax GO(a)                             5.50%     12/01/36       1,500        1,173,645
-----------------------------------------------------------------------------------------------------
  Montrose (County of) (Homestead at Montrose
     Inc.);
     Series 2003 A, Health Care Facilities RB(a)      5.75%     02/01/15         250          247,685
-----------------------------------------------------------------------------------------------------
     Series 2003 A, Health Care Facilities RB(a)      6.75%     02/01/22         300          304,464
-----------------------------------------------------------------------------------------------------
     Series 2003 A, Health Care Facilities RB(a)      7.00%     02/01/25         800          814,952
-----------------------------------------------------------------------------------------------------
  Murphy Creek Metropolitan District No. 3; Series
     2006, Refunding & Improvement Limited Tax
     GO(a)                                            6.13%     12/01/35       2,000        1,609,620
-----------------------------------------------------------------------------------------------------
  Northwest Metropolitan District No. 3;
     Series 2005, Limited Tax GO(a)                   6.13%     12/01/25       1,000          891,990
-----------------------------------------------------------------------------------------------------
     Series 2005, Limited Tax GO(a)                   6.25%     12/01/35       1,000          842,290
-----------------------------------------------------------------------------------------------------
  Piney Creek Village Metropolitan District;
     Series 2005, Limited Tax GO(a)                   5.50%     12/01/35       1,200        1,022,988
-----------------------------------------------------------------------------------------------------
  Reata South Metropolitan District; Series 2007
     A, Limited Tax GO(a)                             7.25%     06/01/37       1,000          945,100
-----------------------------------------------------------------------------------------------------
  Riverdale Peaks II Metropolitan District; Series
     2005, Limited Tax GO(a)                          6.50%     12/01/35       1,000          870,930
-----------------------------------------------------------------------------------------------------
  Saddle Rock (City of) South Metropolitan
     District No. 2 (Mill Levy Obligation); Series
     2000, Limited Tax GO(a)(b)(c)                    7.20%     06/01/10         500          550,050
-----------------------------------------------------------------------------------------------------
  Silver Peaks Metropolitan District No. 2; Series
     2006, Limited Tax GO(a)                          5.75%     12/01/36       1,000          782,760
-----------------------------------------------------------------------------------------------------
  Southlands Metropolitan District No. 1;
     Series 2004, Unlimited Tax GO(a)(b)(c)           6.75%     12/01/14         500          578,480
-----------------------------------------------------------------------------------------------------
     Series 2004, Unlimited Tax GO(a)(b)(c)           7.13%     12/01/14         500          613,160
-----------------------------------------------------------------------------------------------------
  Table Rock Metropolitan District; Series 2003,
     Limited Tax GO(a)(b)(c)                          7.00%     12/01/13         740          888,333
-----------------------------------------------------------------------------------------------------
  University of Northern Colorado (Auxiliary
     Facilities System); Series 2001, Refunding &
     Improvement RB (INS-Ambac Assurance
     Corp.)(a)(e)                                     5.00%     06/01/23       1,000        1,010,120
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
COLORADO-(CONTINUED)

  Wyndham Hill Metropolitan District No. 2;
     Series 2005, Limited Tax GO(a)                   6.25%     12/01/25      $  750     $    678,270
-----------------------------------------------------------------------------------------------------
     Series 2005, Limited Tax GO(a)                   6.38%     12/01/35       1,000          856,610
=====================================================================================================
                                                                                           68,532,398
=====================================================================================================


DELAWARE-0.57%

  New Castle (County of) (Newark Charter School
     Inc. Project); Series 2006, RB(a)                5.00%     09/01/30       1,610        1,377,613
-----------------------------------------------------------------------------------------------------
  Sussex (County of) (Cadbury at Lewes Project);
     Series 2006 A, First Mortgage RB(a)              5.45%     01/01/16         865          839,309
-----------------------------------------------------------------------------------------------------
     Series 2006 A, First Mortgage RB(a)              5.90%     01/01/26         750          691,148
-----------------------------------------------------------------------------------------------------
     Series 2006 A, First Mortgage RB(a)              6.00%     01/01/35         600          538,770
=====================================================================================================
                                                                                            3,446,840
=====================================================================================================


DISTRICT OF COLUMBIA-0.53%

  District of Columbia (Children's Hospital
     Obligation Group); Series 2008, Hospital
     Revenue RB(a)                                    5.25%     07/15/38       1,000          986,480
-----------------------------------------------------------------------------------------------------
  District of Columbia Tobacco Settlement
     Financing Corp.;
     Series 2001, Asset-Backed RB(a)                  6.25%     05/15/24         445          447,359
-----------------------------------------------------------------------------------------------------
     Series 2001, Asset-Backed RB(a)                  6.50%     05/15/33       1,785        1,763,080
=====================================================================================================
                                                                                            3,196,919
=====================================================================================================


FLORIDA-5.62%

  Alachua (County of) (North Florida Retirement
     Village, Inc. Project); Series 2007 A, IDR(a)    5.88%     11/15/36       3,000        2,671,770
-----------------------------------------------------------------------------------------------------
  Concorde Estates Community Development District;
     Series 2004 B, Capital Improvement RB(a)         5.00%     05/01/11         300          287,391
-----------------------------------------------------------------------------------------------------
  Cory Lakes Community Development District;
     Series 2001 A, Special Assessment RB(a)          8.38%     05/01/17         390          421,613
-----------------------------------------------------------------------------------------------------
     Series 2001 B, Special Assessment RB(a)          8.38%     05/01/17         185          188,504
-----------------------------------------------------------------------------------------------------
  Cypress Lakes Community Development District;
     Series 2004 A, Special Assessment RB(a)          6.00%     05/01/34         550          520,575
-----------------------------------------------------------------------------------------------------
  East Homestead Community Development District;
     Series 2005, Special Assessment RB(a)            5.45%     05/01/36         775          619,837
-----------------------------------------------------------------------------------------------------
  Florida (State of) Development Finance Corp.
     (Palm Bay Academy Inc. Project);
     Series 2006 A, RB(a)                             6.00%     05/15/36       2,130        1,858,936
-----------------------------------------------------------------------------------------------------
     Series 2007 A, RB(a)                             6.13%     05/15/37       1,855        1,647,314
-----------------------------------------------------------------------------------------------------
  Gramercy Farms Community Development District;
     Series 2007 B, Special Assessment RB(a)          5.10%     05/01/14       1,000          905,500
-----------------------------------------------------------------------------------------------------
  Islands at Doral Southwest Community Development
     District; Series 2003, Special Assessment
     RB(a)(b)(c)                                      6.38%     05/01/13         500          564,330
-----------------------------------------------------------------------------------------------------
  Jacksonville (City of) Economic Development
     Commission (Mayo Clinic); Series 2006, Health
     Care Facilities RB(a)                            5.00%     11/15/36       2,500        2,418,600
-----------------------------------------------------------------------------------------------------
  Lee (County of) Industrial Development Authority
     (Cypress Cove at HealthPark); Series 2002 A,
     Health Care Facilities IDR(a)                    6.75%     10/01/32       1,250        1,270,313
-----------------------------------------------------------------------------------------------------
  Miami Beach (City of) Health Facilities
     Authority (Mount Sinai Medical Center);
     Series 2001 A, Hospital RB(a)                    6.70%     11/15/19       1,000        1,018,570
-----------------------------------------------------------------------------------------------------
     Series 2004, Refunding Hospital RB(a)            6.75%     11/15/29         500          501,400
-----------------------------------------------------------------------------------------------------
  Midtown Miami Community Development District;
     Series 2004 A, Special Assessment RB(a)          6.00%     05/01/24         985          917,222
-----------------------------------------------------------------------------------------------------
     Series 2004 A, Special Assessment RB(a)          6.25%     05/01/37       1,000          934,800
-----------------------------------------------------------------------------------------------------
  Mount Dora (City of) Health Facilities Authority
     (Waterman Village Project); Series 2004 A,
     Refunding Health Facilities RB(a)                5.75%     08/15/18         750          712,035
-----------------------------------------------------------------------------------------------------
  Orange (County of) Health Facilities Authority
     (Adventist Health System); Series 2002,
     Hospital RB(a)(b)(c)                             5.63%     11/15/12       1,065        1,194,419
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
FLORIDA-(CONTINUED)

  Orange (County of) Health Facilities Authority
     (Orlando Lutheran Towers, Inc.);
     Series 2005, Refunding Health Care Facilities
     RB(a)                                            5.38%     07/01/20      $1,100     $  1,006,016
-----------------------------------------------------------------------------------------------------
     Series 2005, Refunding Health Care Facilities
     RB(a)                                            5.70%     07/01/26       1,000          900,610
-----------------------------------------------------------------------------------------------------
     Series 2007, First Mortgage RB(a)                5.50%     07/01/32       1,000          856,480
-----------------------------------------------------------------------------------------------------
     Series 2007, First Mortgage RB(a)                5.50%     07/01/38       1,000          839,000
-----------------------------------------------------------------------------------------------------
  Orlando (City of) Urban Community Development
     District;
     Series 2001 A, Capital Improvement Special
     Assessment RB(a)(b)(c)                           6.95%     05/01/11         930        1,030,459
-----------------------------------------------------------------------------------------------------
     Series 2004, Capital Improvement Special
     Assessment RB(a)                                 6.25%     05/01/34       1,000          914,480
-----------------------------------------------------------------------------------------------------
  Poinciana Community Development District; Series
     2000 A, Special Assessment RB(a)                 7.13%     05/01/31         800          807,600
-----------------------------------------------------------------------------------------------------
  Port St. Lucie (City of) Southwest Annexation
     District No. 1; Series 2001 B, Special
     Assessment RB (INS-MBIA Insurance
     Corp.)(a)(e)                                     5.00%     07/01/40       2,000        1,925,520
-----------------------------------------------------------------------------------------------------
  Reunion East Community Development District;
     Series 2002 A, Special Assessment RB(a)          7.38%     05/01/33       1,000        1,041,010
-----------------------------------------------------------------------------------------------------
  Sarasota (County of) Health Facility Authority
     (Village on the Isle Project);
     Series 2007, Refunding Retirement Facilities
     RB(a)                                            5.00%     01/01/17       1,500        1,402,290
-----------------------------------------------------------------------------------------------------
     Series 2007, Refunding Retirement Facilities
     RB(a)                                            5.50%     01/01/27       1,500        1,360,470
-----------------------------------------------------------------------------------------------------
     Series 2007, Refunding Retirement Facilities
     RB(a)                                            5.50%     01/01/32       1,500        1,318,755
-----------------------------------------------------------------------------------------------------
  St. Johns (County of) Industrial Development
     Authority (Glenmoor Project);
     Series 2006 A, Health Care IDR(a)                5.25%     01/01/26       1,000          862,760
-----------------------------------------------------------------------------------------------------
     Series 2006 A, Health Care IDR(a)                5.38%     01/01/40       1,000          822,610
=====================================================================================================
                                                                                           33,741,189
=====================================================================================================


GEORGIA-1.10%

  Atlanta (City of) (Atlantic Station Project);
     Series 2001, Tax Allocation RB(a)(b)(c)          7.75%     12/01/11         650          735,261
-----------------------------------------------------------------------------------------------------
     Series 2001, Tax Allocation RB(a)(b)(c)          7.90%     12/01/11         750          891,840
-----------------------------------------------------------------------------------------------------
  Atlanta (City of) (Eastside Project);
     Series 2005 B, Tax Allocation RB(a)              5.40%     01/01/20       1,000          951,040
-----------------------------------------------------------------------------------------------------
     Series 2005 B, Tax Allocation RB(a)              5.60%     01/01/30       2,000        1,795,380
-----------------------------------------------------------------------------------------------------
  Atlanta (City of) (Princeton Lakes Project);
     Series 2006, Tax Allocation RB(a)                5.50%     01/01/31         730          649,758
-----------------------------------------------------------------------------------------------------
  Fulton (County of) (Canterbury Court Project);
     Series 2004 A, Residential Care Facilities
     RB(a)                                            6.13%     02/15/26         500          472,740
-----------------------------------------------------------------------------------------------------
     Series 2004 A, Residential Care Facilities
     RB(a)                                            6.13%     02/15/34         200          184,900
-----------------------------------------------------------------------------------------------------
  Rockdale (County of) Development Authority (Visy
     Paper Project); Series 2007 A, RB(a)(f)          6.13%     01/01/34       1,000          928,050
=====================================================================================================
                                                                                            6,608,969
=====================================================================================================


ILLINOIS-8.52%

  Belleville (City of) (Frank Scott Parkway
     Redevelopment Project); Series 2007 A,
     Refunding Tax Increment Allocation RB(a)         5.70%     05/01/36       1,000          877,430
-----------------------------------------------------------------------------------------------------
  Chicago (City of) (Chatham Ridge Redevelopment
     Project);
     Series 2002, Tax Increment Allocation RB(a)      5.95%     12/15/12         275          275,809
-----------------------------------------------------------------------------------------------------
     Series 2002, Tax Increment Allocation RB(a)      6.05%     12/15/13         475          476,876
-----------------------------------------------------------------------------------------------------
  Chicago (City of) (Lake Shore East Project);
     Series 2003, Special Assessment RB(a)            6.63%     12/01/22         500          505,565
-----------------------------------------------------------------------------------------------------
     Series 2003, Special Assessment RB(a)            6.75%     12/01/32         500          504,600
-----------------------------------------------------------------------------------------------------
  Du Page (County of) Special Service Area No. 31
     (Monarch Landing Project);
     Series 2006, Special Tax RB(a)                   5.40%     03/01/16         250          240,110
-----------------------------------------------------------------------------------------------------
     Series 2006, Special Tax RB(a)                   5.63%     03/01/36       1,250        1,069,387
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

  Illinois (State of) Finance Authority (Beacon
     Hill);
     Series 2005 A, Refunding RB(a)                   5.15%     02/15/13      $  655     $    637,269
-----------------------------------------------------------------------------------------------------
     Series 2005 A, Refunding RB(a)                   5.25%     02/15/14         300          291,576
-----------------------------------------------------------------------------------------------------
     Series 2005 A, Refunding RB(a)                   5.35%     02/15/15         225          217,262
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Central
     Baptist Village);
     Series 2007, RB(a)                               5.38%     11/15/27       1,000          865,430
-----------------------------------------------------------------------------------------------------
     Series 2007, RB(a)                               5.38%     11/15/39       1,600        1,288,496
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Clare
     Oaks Project);
     Series 2006 A, RB(a)                             6.00%     11/15/27       1,000          918,490
-----------------------------------------------------------------------------------------------------
     Series 2006 A, RB(a)                             6.00%     11/15/39       3,500        3,074,400
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Fairview
     Obligation Group);
     Series 2008 A, RB(a)                             6.13%     08/15/28       1,000          940,720
-----------------------------------------------------------------------------------------------------
     Series 2008 A, RB(a)                             6.25%     08/15/35       1,000          946,790
-----------------------------------------------------------------------------------------------------
     Series 2008 A, RB(a)                             6.25%     08/15/40       1,000          921,600
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Luther
     Oaks Project);
     Series 2006 A, RB(a)                             6.00%     08/15/26         850          795,660
-----------------------------------------------------------------------------------------------------
     Series 2006 A, RB(a)                             5.70%     08/15/28         500          445,075
-----------------------------------------------------------------------------------------------------
     Series 2006 A, RB(a)                             6.00%     08/15/39       1,460        1,316,978
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Monarch
     Landing Inc.) Series 2007, RB(a)                 7.00%     12/01/27       2,000        1,979,740
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority
     (Sedgebrook, Inc. Facility);
     Series 2007 A, RB(a)                             5.63%     11/15/17       1,345        1,269,465
-----------------------------------------------------------------------------------------------------
     Series 2007 A, RB(a)                             6.00%     11/15/27       2,000        1,836,980
-----------------------------------------------------------------------------------------------------
     Series 2007 A, RB(a)                             6.00%     11/15/37       4,000        3,573,080
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Smith
     Village Project);
     Series 2005 A, RB(a)                             5.70%     11/15/20         500          466,805
-----------------------------------------------------------------------------------------------------
     Series 2005 A, RB(a)                             6.13%     11/15/25       1,000          938,990
-----------------------------------------------------------------------------------------------------
     Series 2005 A, RB(a)                             6.25%     11/15/35       3,000        2,769,120
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (The
     Landing at Plymouth Place Project); Series
     2005 A, RB(a)                                    6.00%     05/15/37       3,200        2,878,784
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Three
     Crowns Park Plaza);
     Series 2006 A, RB(a)                             5.88%     02/15/26       1,000          918,590
-----------------------------------------------------------------------------------------------------
     Series 2006 A, RB(a)                             5.88%     02/15/38       1,500        1,319,700
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Health Facilities Authority
     (Bethesda Home & Retirement Center); Series
     1999 A, RB(a)                                    6.25%     09/01/14         500          505,695
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Health Facilities Authority
     (Lutheran Senior Ministries Obligation);
     Series 2001 A, RB(a)(b)(c)                       7.38%     08/15/11       1,000        1,154,780
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Health Facilities Authority
     (Swedish-American Hospital); Series 2000,
     RB(a)(b)(c)                                      6.88%     05/15/10         685          745,136
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Health Facilities Authority
     (Villa St. Benedict); Series 2003 A-1, RB(a)     6.90%     11/15/33       2,000        1,715,980
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Health Facilities Authority;
     Series 2003 A, RB(a)                             7.00%     11/15/32         800          816,808
-----------------------------------------------------------------------------------------------------
  Lincolnshire (Village of) Special Service Area
     No. 1 (Sedgebrook Project);
     Series 2004, Special Tax RB(a)                   5.00%     03/01/11         385          380,927
-----------------------------------------------------------------------------------------------------
     Series 2004, Special Tax RB(a)                   6.25%     03/01/34         750          719,805
-----------------------------------------------------------------------------------------------------
  Lombard (City of) Public Facilities Corp.
     (Lombard Conference Center & Hotel);
     Series 2005 A-1, First Tier RB(a)                6.38%     01/01/15         750          740,273
-----------------------------------------------------------------------------------------------------
     Series 2005 A-1, First Tier RB(a)                7.13%     01/01/36       2,500        2,511,400
-----------------------------------------------------------------------------------------------------
  Malta (Village of) (Prairie Springs Project);
     Series 2006, Tax Increment Allocation RB(a)      5.75%     12/30/25       2,000        1,778,760
-----------------------------------------------------------------------------------------------------
  Metropolitan Pier & Exposition Authority
     (McCormick Place Expansion); Series 2002 A,
     Dedicated State Tax RB (INS-MBIA Insurance
     Corp.)(a)(e)                                     5.00%     12/15/28       1,250        1,250,475
-----------------------------------------------------------------------------------------------------
  Southwestern Illinois Development Authority
     (City of Collinsville Limited Incremental
     Sales Tax Project); Series 2007, RB(a)           5.35%     03/01/31       1,000          902,890
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

  Southwestern Illinois Development Authority
     (Eden Retirement Center Inc. Project);
     Series 2006, Senior Care Facility RB(a)          5.50%     12/01/26      $  800     $    704,312
-----------------------------------------------------------------------------------------------------
     Series 2006, Senior Care Facility RB(a)          5.85%     12/01/36       3,000        2,653,830
=====================================================================================================
                                                                                           51,141,848
=====================================================================================================


INDIANA-0.93%

  Indiana (State of) Health & Educational
     Facilities Financing Authority (Community
     Foundation Northwest Indiana);
     Series 2007, Hospital RB(a)                      5.50%     03/01/27       3,000        2,736,750
-----------------------------------------------------------------------------------------------------
     Series 2007, Hospital RB(a)                      5.50%     03/01/37       1,000          864,500
-----------------------------------------------------------------------------------------------------
  Petersburg (City of) (Indianapolis Power & Light
     Co. Projects); Series 1991, Refunding PCR(a)     5.75%     08/01/21       1,000        1,005,840
-----------------------------------------------------------------------------------------------------
  St. Joseph (County of) (Holy Cross Village Notre
     Dame Project); Series 2006 A, Economic
     Development RB(a)                                6.00%     05/15/26       1,015          950,578
=====================================================================================================
                                                                                            5,557,668
=====================================================================================================


IOWA-2.33%

  Des Moines (City of) (Luther Park Apartments
     Inc. Project); Series 2004, Senior Housing
     RB(a)                                            6.00%     12/01/23         500          472,555
-----------------------------------------------------------------------------------------------------
  Iowa (State of) Finance Authority (Bethany Life
     Communities Project);
     Series 2006 A, Refunding Senior Housing RB(a)    5.45%     11/01/26         345          301,582
-----------------------------------------------------------------------------------------------------
     Series 2006 A, Refunding Senior Housing RB(a)    5.55%     11/01/41         795          661,758
-----------------------------------------------------------------------------------------------------
  Iowa (State of) Finance Authority (Boys & Girls
     Project); Series 2007, Community Provider
     RB(a)                                            5.80%     12/01/22       1,000          939,470
-----------------------------------------------------------------------------------------------------
  Iowa (State of) Finance Authority (Friendship
     Haven Project); Series 2004 A, Retirement
     Community RB(a)                                  6.13%     11/15/32         500          462,685
-----------------------------------------------------------------------------------------------------
  Iowa (State of) Finance Authority (Wedum Walnut
     Ridge LLC Project);
     Series 2007 A, Senior Housing RB(a)              5.50%     12/01/32       2,000        1,685,680
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Senior Housing RB(a)              5.63%     12/01/45       3,000        2,482,230
-----------------------------------------------------------------------------------------------------
  Marion (City of) (Village Place at Marion
     Project);
     Series 2005 A, Multi-Family Housing RB(a)        5.65%     09/01/25         155          139,954
-----------------------------------------------------------------------------------------------------
     Series 2005 A, Multi-Family Housing RB(a)        6.00%     09/01/35         400          360,664
-----------------------------------------------------------------------------------------------------
  Polk (County of) (Luther Park Health Center Inc.
     Project);
     Series 2003, Health Care Facilities
     RB(a)(b)(c)                                      6.50%     10/01/08         750          776,468
-----------------------------------------------------------------------------------------------------
     Series 2004, Health Care Facilities RB(a)        6.00%     10/01/24         290          274,195
-----------------------------------------------------------------------------------------------------
     Series 2004, Health Care Facilities RB(a)        6.15%     10/01/36         600          551,952
-----------------------------------------------------------------------------------------------------
  Scott (County of) (Ridgecrest Village Project);
     Series 2000 A, RB(a)(b)(c)                       7.25%     11/15/10         750          842,587
-----------------------------------------------------------------------------------------------------
     Series 2004, Refunding RB(a)                     4.75%     11/15/12         750          756,150
-----------------------------------------------------------------------------------------------------
     Series 2004, Refunding RB(a)                     5.63%     11/15/18       1,000        1,002,940
-----------------------------------------------------------------------------------------------------
     Series 2006, Refunding RB(a)                     5.25%     11/15/21       1,000          908,280
-----------------------------------------------------------------------------------------------------
  Washington (City of) (United Presbyterian Home
     Project); Series 2006 A, Refunding Senior
     Housing RB(a)                                    5.60%     12/01/36       1,615        1,371,571
=====================================================================================================
                                                                                           13,990,721
=====================================================================================================


KANSAS-2.70%

  Hutchinson (City of) (Wesley Towers, Inc.);
     Series 1999 A, Refunding & Improvement Health
     Care Facilities RB(a)                            6.25%     11/15/19         750          748,402
-----------------------------------------------------------------------------------------------------
  Labette (County of);
     Series 2007 A, Refunding & Improvement
     Hospital RB(a)                                   5.75%     09/01/29       1,000          942,470
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Refunding & Improvement
     Hospital RB(a)                                   5.75%     09/01/37       1,100        1,031,932
-----------------------------------------------------------------------------------------------------
  Lenexa (City of); Series 2007, Refunding &
     Improvement Health Care Facilities RB(a)         5.38%     05/15/27       1,000          865,030
-----------------------------------------------------------------------------------------------------
  Olathe (City of) (Aberdeen Village, Inc); Series
     2005 A, Refunding Senior Living Facility
     RB(a)                                            5.60%     05/15/28       1,500        1,325,775
-----------------------------------------------------------------------------------------------------
  Olathe (City of) (Catholic Care Campus Inc.);
     Series 2006 A, Senior Living Facility RB(a)      6.00%     11/15/26       1,000          930,570
-----------------------------------------------------------------------------------------------------
     Series 2006 A, Senior Living Facility RB(a)      6.00%     11/15/38       2,000        1,770,480
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
KANSAS-(CONTINUED)

  Olathe (City of) (West Village Center Project);
     Series 2007, Special Obligation Tax Increment
     Allocation RB(a)                                 5.30%     09/01/17      $  500     $    483,610
-----------------------------------------------------------------------------------------------------
     Series 2007, Special Obligation Tax Increment
     Allocation RB(a)                                 5.45%     09/01/22       1,160        1,062,792
-----------------------------------------------------------------------------------------------------
     Series 2007, Special Obligation Tax Increment
     Allocation RB(a)                                 5.50%     09/01/26       1,000          879,320
-----------------------------------------------------------------------------------------------------
  Overland Park Development Corp. (Overland Park
     Convention Center Hotel Project); Series 2001
     A, First Tier RB(a)(b)(c)                        7.38%     01/01/11       1,500        1,682,955
-----------------------------------------------------------------------------------------------------
  Overland Park Transportation Development
     District (Grass Creek Project); Series 2006,
     Special Assessment RB(a)                         5.13%     09/01/28       1,565        1,347,262
-----------------------------------------------------------------------------------------------------
  Roeland Park (City of) (Roeland Park
     Redevelopment, LLC Project); Series 2005,
     Special Obligation Tax Increment Allocation
     RB(a)                                            5.75%     08/01/24         920          845,462
-----------------------------------------------------------------------------------------------------
  Roeland Park (City of) Transportation
     Development District (TDD #1 Project);
     Series 2005, Sales Tax RB(a)                     5.75%     12/01/25         445          406,058
-----------------------------------------------------------------------------------------------------
     Series 2006 A, Sales Tax RB(a)                   5.88%     12/01/09          25           25,677
-----------------------------------------------------------------------------------------------------
     Series 2006 A, Sales Tax RB(a)                   5.88%     12/01/25         985          912,021
-----------------------------------------------------------------------------------------------------
  Roeland Park (City of) Transportation
     Development District (TDD #2 Project); Series
     2006 B, Sales Tax RB(a)                          5.88%     12/01/25       1,000          925,910
=====================================================================================================

                                                                                           16,185,726
=====================================================================================================


KENTUCKY-0.12%

  Kentucky (State of) Economic Development Finance
     Authority (Christian Church Homes of
     Kentucky, Inc.); Series 1998, Health
     Facilities RB(a)(b)(c)                           5.50%     05/15/08         700          716,954
=====================================================================================================


MAINE-0.08%

  Maine (State of) Turnpike Authority; Series
     2003, Turnpike RB (INS-Ambac Assurance
     Corp.)(a)(e)                                     5.00%     07/01/33         500          500,420
=====================================================================================================


MARYLAND-1.37%

  Annapolis (City of) (Park Place Project); Series
     2005 A, Special Obligations RB(a)                5.35%     07/01/34       2,000        1,686,600
-----------------------------------------------------------------------------------------------------
  Anne Arundel (County of) (Parole Town Center
     Project); Series 2002, Tax Increment
     Allocation Financing RB(a)                       5.00%     07/01/12         200          205,724
-----------------------------------------------------------------------------------------------------
  Baltimore (City of) (Strathdale Manor Project);
     Series 2003, Special Obligation RB(a)            7.00%     07/01/33         968          994,649
-----------------------------------------------------------------------------------------------------
  Howard (County of); Series 2000 A, Retirement
     Community RB(a)(b)(c)                            7.88%     05/15/10         780          890,893
-----------------------------------------------------------------------------------------------------
  Maryland (State of) Health & Higher Educational
     Facilities Authority (Medstar Health); Series
     2004, Refunding RB(a)                            5.50%     08/15/33       1,250        1,179,850
-----------------------------------------------------------------------------------------------------
  Maryland (State of) Health & Higher Educational
     Facilities Authority (University of Maryland
     Medical System); Series 2000, RB(a)(b)(c)        6.75%     07/01/10       1,000        1,106,490
-----------------------------------------------------------------------------------------------------
  Maryland (State of) Health & Higher Educational
     Facilities Authority (Washington County
     Hospital);
     Series 2008, RB(a)                               5.75%     01/01/38         500          474,750
-----------------------------------------------------------------------------------------------------
     Series 2008, RB(a)                               6.00%     01/01/43         750          731,647
-----------------------------------------------------------------------------------------------------
  Maryland (State of) Industrial Development
     Finance Authority (Our Lady of Good Counsel
     High School Facility); Series 2005 A,
     Economic Development IDR(a)                      6.00%     05/01/35       1,000          968,120
=====================================================================================================
                                                                                            8,238,723
=====================================================================================================


MASSACHUSETTS-1.13%

  Massachusetts (State of) Development Finance
     Agency (Briarwood); Series 2001 B,
     RB(a)(b)(c)                                      7.50%     12/01/10         500          566,920
-----------------------------------------------------------------------------------------------------
  Massachusetts (State of) Development Finance
     Agency (Linden Ponds Inc.);
     Series 2007 A, Facilities RB(a)                  5.00%     11/15/14       1,000          950,920
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Facilities RB(a)                  5.50%     11/15/27       1,680        1,457,417
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Facilities RB(a)                  5.75%     11/15/35       1,000          867,630
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Facilities RB(a)                  5.75%     11/15/42       1,000          860,750
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
MASSACHUSETTS-(CONTINUED)

  Massachusetts (State of) Development Finance
     Agency (Reeds Landing-Accredited Investors);
     Series 2006, Refunding First Mortgage RB(a)      5.75%     10/01/31      $1,900     $  1,603,144
-----------------------------------------------------------------------------------------------------
  Massachusetts (State of) Health & Educational
     Facilities Authority (Christopher House,
     Inc.); Series 1999 A, Refunding RB(a)            6.88%     01/01/29         500          491,800
=====================================================================================================
                                                                                            6,798,581
=====================================================================================================


MICHIGAN-1.51%

  Chandler Park Academy; Series 2005, Public
     School Academy RB(a)                             5.13%     11/01/30       1,050          909,184
-----------------------------------------------------------------------------------------------------
  Detroit (City of) Community High School;
     Series 2005, Public School Academy RB(a)         5.65%     11/01/25       1,485        1,307,795
-----------------------------------------------------------------------------------------------------
     Series 2005, Public School Academy RB(a)         5.75%     11/01/30       1,000          864,690
-----------------------------------------------------------------------------------------------------
  Gaylord (City of) Hospital Finance Authority
     (Otsego Memorial Hospital Association);
     Series 2004, Refunding Limited Obligation
     RB(a)                                            6.50%     01/01/31         700          677,733
-----------------------------------------------------------------------------------------------------
  Gogebic (County of) Hospital Finance Authority
     (Grand View Health System, Inc.); Series
     1999, Refunding RB(a)                            5.88%     10/01/16         920          920,221
-----------------------------------------------------------------------------------------------------
  Kent (County of) Hospital Finance Authority
     (Metropolitan Hospital Project); Series 2005
     A, RB(a)                                         5.75%     07/01/25         500          490,310
-----------------------------------------------------------------------------------------------------
  Mecosta (County of) General Hospital; Series
     1999, Refunding Unlimited Tax GO(a)              6.00%     05/15/18         500          500,030
-----------------------------------------------------------------------------------------------------
  Michigan (State of) Hospital Finance Authority
     (Presbyterian Village);
     Series 2005, Refunding RB(a)                     4.88%     11/15/16         685          623,323
-----------------------------------------------------------------------------------------------------
     Series 2005, Refunding RB(a)                     5.25%     11/15/25         450          388,913
-----------------------------------------------------------------------------------------------------
     Series 2005, Refunding RB(a)                     5.50%     11/15/35         750          636,952
-----------------------------------------------------------------------------------------------------
  Michigan (State of) Municipal Bond Authority
     (YMCA Service Learning Academy Project);
     Series 2001, Public School Academy Facilities
     Program RB(a)                                    7.63%     10/01/21         700          725,858
-----------------------------------------------------------------------------------------------------
     Series 2001, Public School Academy Facilities
     Program RB(a)                                    7.75%     10/01/31         500          515,280
-----------------------------------------------------------------------------------------------------
  Michigan (State of) Strategic Fund (Detroit
     Edison Pollution Control); Series 2001 C,
     Refunding Limited Obligation PCR(a)              5.45%     09/01/29         500          502,595
=====================================================================================================
                                                                                            9,062,884
=====================================================================================================


MINNESOTA-11.00%

  Apple Valley (City of) Economic Development
     Authority (Evercare Senior Living LLC
     Projects); Series 2005 A, Health Care RB(a)      6.13%     06/01/35       2,240        2,111,536
-----------------------------------------------------------------------------------------------------
  Becker (City of) (Shepherd of Grace Project);
     Series 2006, Senior Housing RB(a)                5.75%     05/01/24         715          679,364
-----------------------------------------------------------------------------------------------------
     Series 2006, Senior Housing RB(a)                5.88%     05/01/29       1,000          938,320
-----------------------------------------------------------------------------------------------------
     Series 2006, Senior Housing RB(a)                5.88%     05/01/33       1,000          926,360
-----------------------------------------------------------------------------------------------------
     Series 2006, Senior Housing RB(a)                5.88%     05/01/41         740          674,399
-----------------------------------------------------------------------------------------------------
     Series 2006, Senior Housing RB(a)                6.00%     05/01/41       1,000          930,360
-----------------------------------------------------------------------------------------------------
  Carlton (City of) (Inter-Faith Care Center
     Project); Series 2006, Refunding Health Care
     & Housing Facilities RB(a)                       5.70%     04/01/36       1,500        1,348,485
-----------------------------------------------------------------------------------------------------
  Chippewa (County of) (Montevideo Hospital
     Project);
     Series 2007, RB(a)                               5.50%     03/01/27       1,000          905,580
-----------------------------------------------------------------------------------------------------
     Series 2007, RB(a)                               5.50%     03/01/37       2,000        1,725,540
-----------------------------------------------------------------------------------------------------
  Cloquet (City of) (HADC Cloquet LLC Project);
     Series 2005 A, Refunding Housing Facilities
     RB(a)                                            5.88%     08/01/35         865          801,189
-----------------------------------------------------------------------------------------------------
  Cold Spring (City of) (Assumption Home, Inc.);
     Series 2005, Nursing Home & Senior Housing
     RB(a)                                            5.50%     03/01/25         425          396,814
-----------------------------------------------------------------------------------------------------
     Series 2005, Nursing Home & Senior Housing
     RB(a)                                            5.75%     03/01/35         600          552,360
-----------------------------------------------------------------------------------------------------
  Dakota (County of) Community Development Agency
     (River Heights Assisted Living Project);
     Series 2007 A, Refunding Multi-Family Housing
     RB(a)                                            5.30%     11/01/30       2,330        1,937,115
-----------------------------------------------------------------------------------------------------
  Edina (City of) (Volunteers of America Care
     Centers Project);
     Series 2002 A, Health Care Facilities RB(a)      6.63%     12/01/22         250          253,868
-----------------------------------------------------------------------------------------------------
     Series 2002 A, Health Care Facilities RB(a)      6.63%     12/01/30         250          250,268
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
MINNESOTA-(CONTINUED)

  Eveleth (City of) (Manor House Woodland);
     Series 2006 A-1, Senior Housing Multi-Family
     RB(a)                                            5.50%     10/01/25      $  510     $    467,869
-----------------------------------------------------------------------------------------------------
     Series 2006 A-1, Senior Housing Multi-Family
     RB(a)                                            5.70%     10/01/36       3,000        2,588,550
-----------------------------------------------------------------------------------------------------
  Fairmont (City of) (Goldfinch Estates-
     Governmental and Educational Assistance Corp.
     Project);
     Series 2002 A-1, Housing Facilities RB(a)        7.25%     04/01/22         915          930,006
-----------------------------------------------------------------------------------------------------
     Series 2005 A, Housing Facilities RB(a)          6.25%     10/01/25       2,500        2,371,550
-----------------------------------------------------------------------------------------------------
  Falcon Heights (City of) (Kaleidoscope Charter
     School);
     Series 2007 A, Lease RB(a)                       6.00%     11/01/27         400          371,116
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Lease RB(a)                       6.00%     11/01/37         550          491,843
-----------------------------------------------------------------------------------------------------
  Glencoe (City of) (Glencoe Regional Health
     Services Project);
     Series 2001, Health Care Facilities
     RB(a)(b)(c)                                      7.40%     04/01/11         250          283,738
-----------------------------------------------------------------------------------------------------
     Series 2001, Health Care Facilities
     RB(a)(b)(c)                                      7.50%     04/01/11         500          568,900
-----------------------------------------------------------------------------------------------------
  Inver Grove Heights (City of) (Presbyterian
     Homes Bloomington Care Center, Inc. Project);
     Series 2006, Refunding Nursing Home RB(a)        5.50%     10/01/33       1,010          929,069
-----------------------------------------------------------------------------------------------------
     Series 2006, Refunding Nursing Home RB(a)        5.50%     10/01/41         455          411,156
-----------------------------------------------------------------------------------------------------
  Maple Grove (City of) (Maple Grove Hospital
     Corp.); Series 2007, Health Care System RB(a)    5.25%     05/01/37       1,000          931,050
-----------------------------------------------------------------------------------------------------
  Maplewood (City of) (Volunteers of America Care
     Center Project);
     Series 2005 A, Refunding Health Care
     Facilities RB(a)                                 5.00%     10/01/13         775          748,100
-----------------------------------------------------------------------------------------------------
     Series 2005 A, Refunding Health Care
     Facilities RB(a)                                 5.25%     10/01/19       1,250        1,168,487
-----------------------------------------------------------------------------------------------------
     Series 2005 A, Refunding Health Care
     Facilities RB(a)                                 5.38%     10/01/24       2,500        2,254,175
-----------------------------------------------------------------------------------------------------
  Meeker (County of) (Memorial Hospital Project);
     Series 2007, Hospital Facilities RB(a)           5.75%     11/01/37       1,000          916,590
-----------------------------------------------------------------------------------------------------
  Minneapolis (City of) (Grant Park Project);
     Series 2006, Tax Increment Allocation RB(a)      5.35%     02/01/30       1,450        1,280,625
-----------------------------------------------------------------------------------------------------
  Minneapolis (City of) (Shelter Care Foundation);
     Series 1999 A, Health Care Facilities
     RB(a)(b)(c)                                      6.00%     04/01/09         295          304,936
-----------------------------------------------------------------------------------------------------
  Minneapolis (City of) (Village at St. Anthony
     Falls Project); Series 2004, Refunding Tax
     Increment Allocation RB(a)                       5.75%     02/01/27         605          563,818
-----------------------------------------------------------------------------------------------------
  Moorhead (City of) (Sheyenne Crossing Project);
     Series 2006, Senior Housing RB(a)                5.65%     04/01/29       2,355        2,179,623
-----------------------------------------------------------------------------------------------------
  North Oaks (City of) (Presbyterian Homes of
     North Oaks, Inc. Project);
     Series 2007, Senior Housing RB(a)                6.13%     10/01/39       1,000          956,430
-----------------------------------------------------------------------------------------------------
     Series 2007, Senior Housing RB(a)                6.25%     10/01/47       2,000        1,961,520
-----------------------------------------------------------------------------------------------------
     Series 2007, Senior Housing RB(a)                6.50%     10/01/47       1,000        1,003,860
-----------------------------------------------------------------------------------------------------
  Northwest Multi-County Housing & Redevelopment
     Authority (Pooled Housing Program);
     Series 2005 A, Refunding Governmental Housing
     RB(a)                                            5.35%     07/01/15          70           69,848
-----------------------------------------------------------------------------------------------------
     Series 2005 A, Refunding Governmental Housing
     RB(a)                                            6.20%     07/01/30       2,000        1,885,160
-----------------------------------------------------------------------------------------------------
  Oakdale (City of) (Oak Meadows Project); Series
     2004, Refunding Senior Housing RB(a)             6.00%     04/01/24       1,000          981,380
-----------------------------------------------------------------------------------------------------
  Oronoco (City of) (Wedum Shorewood Campus
     Project); Series 2006, Refunding Multi-Family
     Housing RB(a)                                    5.25%     06/01/26       2,000        1,818,780
-----------------------------------------------------------------------------------------------------
  Owatonna (City of) (Senior Living Project):
     Series 2006 A, Senior Housing RB(a)              5.80%     10/01/29         800          751,184
-----------------------------------------------------------------------------------------------------
  Park Rapids (City of) (CDL Homes LLC Project);
     Series 2006, Housing & Health Facilities
     RB(a)                                            5.40%     08/01/36         650          563,069
-----------------------------------------------------------------------------------------------------
  Pine City (City of) (Lakes International
     Language Academy Project);
     Series 2006 A, Lease RB(a)                       6.00%     05/01/26         480          447,187
-----------------------------------------------------------------------------------------------------
     Series 2006 A, Lease RB(a)                       6.25%     05/01/35         550          497,409
-----------------------------------------------------------------------------------------------------
  Ramsey (City of) (Pact Charter School Project);
     Series 2004 A, Lease RB(a)                       6.50%     12/01/22         925          939,217
-----------------------------------------------------------------------------------------------------
     Series 2004 A, Lease RB(a)                       6.75%     12/01/33         150          150,869
-----------------------------------------------------------------------------------------------------
  Rochester (City of) (Mayo Clinic); Series 2006,
     Health Care Facilities RB(a)                     5.00%     11/15/36       2,760        2,702,261
-----------------------------------------------------------------------------------------------------
  Rochester (City of) (Samaritan Bethany Inc.
     Project);
     Series 2003 A, Health Care & Housing RB(a)       5.38%     08/01/12         165          165,259
-----------------------------------------------------------------------------------------------------
     Series 2003 A, Health Care & Housing RB(a)       5.50%     08/01/13         195          194,672
-----------------------------------------------------------------------------------------------------
     Series 2003 A, Health Care & Housing RB(a)       6.25%     08/01/19       1,100        1,109,625
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
MINNESOTA-(CONTINUED)

  Shakopee (City of) (St. Francis Regional Medical
     Center); Series 2004, Health Care Facilities
     RB(a)                                            5.25%     09/01/34      $  500     $    456,745
-----------------------------------------------------------------------------------------------------
  St. Cloud (City of) Housing & Redevelopment
     Authority (Sterling Heights Apartments
     Project);
     Series 2002, Multi-Family Housing RB(a)(f)       7.00%     10/01/23         495          474,066
-----------------------------------------------------------------------------------------------------
     Series 2002, Multi-Family Housing RB(a)(f)       7.45%     10/01/32         155          149,194
-----------------------------------------------------------------------------------------------------
  St. Louis Park (City of) (Roitenberg Family
     Assisted Living Residence Project); Series
     2006, Refunding RB(a)                            5.63%     08/15/33       1,630        1,427,293
-----------------------------------------------------------------------------------------------------
  St. Paul (City of) Housing & Redevelopment
     Authority (Community of Peace Academy
     Project); Series 2001 A, Lease RB(a)(b)(c)       7.38%     12/01/10         900        1,025,973
-----------------------------------------------------------------------------------------------------
  St. Paul (City of) Housing & Redevelopment
     Authority (Hmong Academy Project);
     Series 2006 A, Lease RB(a)                       5.75%     09/01/26         300          273,477
-----------------------------------------------------------------------------------------------------
     Series 2006 A, Lease RB(a)                       6.00%     09/01/36         390          353,437
-----------------------------------------------------------------------------------------------------
  St. Paul (City of) Housing & Redevelopment
     Authority (New Spirit Charter School); Series
     2002 A, Lease RB(a)                              7.50%     12/01/31         890          911,120
-----------------------------------------------------------------------------------------------------
  St. Paul (City of) Housing & Redevelopment
     Authority (Rossy & Richard Shaller);
     Series 2007 A, RB(a)                             5.05%     10/01/27       1,750        1,505,490
-----------------------------------------------------------------------------------------------------
     Series 2007 A, RB(a)                             5.15%     10/01/42         275          225,937
-----------------------------------------------------------------------------------------------------
     Series 2007 A, RB(a)                             5.25%     10/01/42       1,000          835,370
-----------------------------------------------------------------------------------------------------
  St. Paul (City of) Port Authority (Radisson
     Kellogg Project); Series 1999 2, Hotel
     Facility RB(a)(b)(c)                             7.38%     08/01/08       1,225        1,284,143
-----------------------------------------------------------------------------------------------------
  Vadnais Heights (City of) (Agriculture & Food
     Sciences);
     Series 2004 A, Lease RB(a)                       6.38%     12/01/24         900          840,870
-----------------------------------------------------------------------------------------------------
     Series 2004 A, Lease RB(a)                       6.60%     12/01/34         275          250,550
-----------------------------------------------------------------------------------------------------
  Washington (County of) Housing & Redevelopment
     Authority (Birchwood & Woodbury Projects);
     Series 2007 A, Health Care & Housing RB(a)       5.00%     12/01/14       1,000          955,410
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Health Care & Housing RB(a)       5.55%     12/01/27       1,000          880,670
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Health Care & Housing RB(a)       5.63%     06/01/37       2,000        1,700,020
-----------------------------------------------------------------------------------------------------
  Woodbury (City of) (Math & Science Academy
     Project);
     Series 2002 A, Refunding Lease RB(a)             7.38%     12/01/24         250          262,340
-----------------------------------------------------------------------------------------------------
     Series 2002 A, Refunding Lease RB(a)             7.50%     12/01/31         750          783,990
-----------------------------------------------------------------------------------------------------
  Worthington (City) Housing Authority (Meadows
     Worthington Project); Series 2007 A, Housing
     RB(a)                                            5.25%     11/01/28       1,175        1,026,997
=====================================================================================================
                                                                                           66,013,581
=====================================================================================================


MISSOURI-2.96%

  370/Missouri Bottom Road/Tussing Road
     Transportation Development District;
     Series 2002, RB(a)                               7.00%     05/01/22         750          775,275
-----------------------------------------------------------------------------------------------------
     Series 2002, RB(a)                               7.20%     05/01/33         500          511,595
-----------------------------------------------------------------------------------------------------
  Branson (City of) Industrial Development
     Authority (Branson Landing-Retail Project);
     Series 2005, Tax Increment Allocation IDR(a)     5.25%     06/01/21       1,480        1,345,276
-----------------------------------------------------------------------------------------------------
  Branson Hills Infrastructure Facilities
     Community Improvement District;
     Series 2007 A, Special Assessment RB(a)          5.00%     04/01/11         550          556,023
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Special Assessment RB(a)          5.00%     04/01/13         300          299,673
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Special Assessment RB(a)          5.00%     04/01/15         500          487,190
-----------------------------------------------------------------------------------------------------
  Cass (County of) Series 2007, Hospital RB(a)        5.63%     05/01/38       1,000          915,650
-----------------------------------------------------------------------------------------------------
  Chillicothe (City of) (South U.S. 65 Project);
     Series 2006, Tax Increment Allocation RB(a)      5.50%     04/01/21       1,000          940,270
-----------------------------------------------------------------------------------------------------
  Des Peres (City of) (West County Center
     Project); Series 2002 A, Refunding Tax
     Increment Allocation RB(a)                       5.75%     04/15/20       1,000          963,420
-----------------------------------------------------------------------------------------------------
  Desloge (City of) (U.S. Highway 67/State Street
     Redevelopment Project); Series 2005,
     Refunding Tax Increment Allocation RB(a)         5.20%     04/15/20         660          643,454
-----------------------------------------------------------------------------------------------------
  Fenton (City of) (Gravois Bluffs Project);
     Series 2001, Refunding & Improvement Tax
     Increment Allocation RB(a)(b)(c)                 7.00%     10/01/11       1,015        1,168,854
-----------------------------------------------------------------------------------------------------
  Grandview (City of) Industrial Development
     Authority (Grandview Crossing Project 1);
     Series 2006, Tax Increment Allocation IDR(a)     5.75%     12/01/28       1,250          750,000
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
MISSOURI-(CONTINUED)

  Hanley Road & North of Folk Avenue
     Transportation District;
     Series 2005, Transportation Sales Tax RB(a)      5.00%     10/01/25      $  800     $    671,608
-----------------------------------------------------------------------------------------------------
     Series 2005, Transportation Sales Tax RB(a)      5.40%     10/01/31         750          633,457
-----------------------------------------------------------------------------------------------------
  Kansas City (City of) Industrial Development
     Authority (The Bishop Spencer Place, Inc.);
     Series 2004 A, First Mortgage Health Care
     Facilities IDR(a)                                6.25%     01/01/24         500          486,050
-----------------------------------------------------------------------------------------------------
  Kansas City (City of) Tax Increment Financing
     Commission (Maincor Project); Series 2007 A,
     Tax Increment Allocation RB(a)                   5.25%     03/01/18         500          480,000
-----------------------------------------------------------------------------------------------------
  Maplewood (City of) (Maplewood South
     Redevelopment Area); Series 2005, Refunding
     Tax Increment RB(a)                              5.75%     11/01/26       1,350        1,243,647
-----------------------------------------------------------------------------------------------------
  Richmond Heights (City of) (Francis Place
     Redevelopment Project); Series 2005,
     Refunding & Improvement Tax Increment &
     Transportation Sales Tax RB(a)                   5.63%     11/01/25         750          674,887
-----------------------------------------------------------------------------------------------------
  St. Joseph (City of) Industrial Development
     Authority (The Shoppes at North Village
     Project);
     Series 2005 A, Tax Increment Allocation
     IDR(a)                                           5.25%     11/01/13         500          515,450
-----------------------------------------------------------------------------------------------------
     Series 2005 A, Tax Increment Allocation
     IDR(a)                                           5.50%     11/01/27         750          671,737
-----------------------------------------------------------------------------------------------------
     Series 2005 B, Tax Increment Allocation
     IDR(a)                                           5.50%     11/01/27       1,000          895,650
-----------------------------------------------------------------------------------------------------
  St. Louis (City of) Industrial Development
     Authority (Confluence Academy Project);
     Series 2007 A, IDR(a)                            5.35%     06/15/32         750          614,430
-----------------------------------------------------------------------------------------------------
  St. Louis (County of) Industrial Development
     Authority (St. Andrew's Resources For
     Seniors) Series 2007 A, Senior Living
     Facilities IDR(a)                                6.38%     12/01/41       1,000          935,860
-----------------------------------------------------------------------------------------------------
  Strother Interchange Transportation Development
     District (Lees Summit Project); Series 2006,
     RB(a)                                            5.00%     05/01/24         675          582,437
=====================================================================================================
                                                                                           17,761,893
=====================================================================================================


MONTANA-1.51%

  Montana (State of) Facility Finance Authority
     (Mission Ridge Project); Series 2002, VRD RB
     (LOC-Bank of America, N.A.)(g)(h)                2.03%     08/01/27       8,342        8,342,000
-----------------------------------------------------------------------------------------------------
  Montana (State of) Facility Finance Authority
     (St. Johns Lutheran); Series 2006 A, Senior
     Living RB(a)                                     6.13%     05/15/36         750          705,555
=====================================================================================================
                                                                                            9,047,555
=====================================================================================================


NEVADA-0.28%

  Las Vegas Valley Water District; Series 2003 A,
     Refunding & Water Improvement Limited Tax GO
     (INS-Financial Guaranty Insurance Co.)(a)(e)     5.00%     06/01/32       1,150        1,140,363
-----------------------------------------------------------------------------------------------------
  University and Community College System of
     Nevada; Series 2002 A, University RB
     (INS-Financial Guaranty Insurance Co.)(a)(e)     5.40%     07/01/31         500          508,125
=====================================================================================================
                                                                                            1,648,488
=====================================================================================================


NEW HAMPSHIRE-0.45%

  New Hampshire (State of) Business Finance
     Authority (Alice Peck Day Health System);
     Series 1999 A, RB(a)(b)(c)                       6.88%     10/01/09       1,050        1,140,888
-----------------------------------------------------------------------------------------------------
  New Hampshire (State of) Health & Education
     Facilities Authority (The Huntington at
     Nashua);
     Series 2003 A, RB(a)                             6.88%     05/01/23         750          769,597
-----------------------------------------------------------------------------------------------------
     Series 2003 A, RB(a)                             6.88%     05/01/33         750          768,293
=====================================================================================================
                                                                                            2,678,778
=====================================================================================================


NEW JERSEY-1.92%

  Burlington (County of) Bridge Commission (The
     Evergreens Project) Series 2007, Economic
     Development RB(a)                                5.63%     01/01/38       2,400        2,108,352
-----------------------------------------------------------------------------------------------------
  New Jersey (State of) Economic Development
     Authority (Cedar Crest Village, Inc.
     Facility); Series 2001 A, Retirement
     Community RB(a)(b)(c)                            7.25%     11/15/11         500          580,915
-----------------------------------------------------------------------------------------------------
  New Jersey (State of) Economic Development
     Authority (Continental Airlines, Inc.
     Project);
     Series 1999, Special Facility RB(a)(f)           6.25%     09/15/29       1,000          884,550
-----------------------------------------------------------------------------------------------------
     Series 2000, Special Facility RB(a)(f)           7.00%     11/15/30         565          541,784
-----------------------------------------------------------------------------------------------------
     Series 2000, Special Facility RB(a)(f)           7.20%     11/15/30         425          416,823
-----------------------------------------------------------------------------------------------------
     Series 2003, Special Facility RB(a)(f)           9.00%     06/01/33         500          537,740
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
NEW JERSEY-(CONTINUED)

  New Jersey (State of) Economic Development
     Authority (Lions Gate Project);
     Series 2005 A, First Mortgage RB(a)              5.00%     01/01/15      $  825     $    779,023
-----------------------------------------------------------------------------------------------------
     Series 2005 A, First Mortgage RB(a)              5.75%     01/01/25         710          643,622
-----------------------------------------------------------------------------------------------------
     Series 2005 A, First Mortgage RB(a)              5.88%     01/01/37       1,360        1,192,339
-----------------------------------------------------------------------------------------------------
  New Jersey (State of) Economic Development
     Authority (Seashore Gardens Living Center
     Project);
     Series 2001, First Mortgage RB(a)(b)(c)          8.00%     04/01/11         800          931,984
-----------------------------------------------------------------------------------------------------
     Series 2001, First Mortgage RB(a)(b)(c)          8.00%     04/01/11         500          582,490
-----------------------------------------------------------------------------------------------------
     Series 2006, First Mortgage RB(a)                5.30%     11/01/26       1,100          950,521
-----------------------------------------------------------------------------------------------------
     Series 2006, First Mortgage RB(a)                5.38%     11/01/36         700          583,723
-----------------------------------------------------------------------------------------------------
  New Jersey (State of) Transportation Trust Fund
     Authority; Series 2005 B, Transportation
     System RB (INS-Ambac Assurance Corp.)(a)(e)      5.25%     12/15/23         750          806,648
=====================================================================================================
                                                                                           11,540,514
=====================================================================================================


NEW MEXICO-0.23%

  Mariposa East Public Improvement District;
     Series 2006, Unlimited Tax GO(a)                 5.75%     09/01/21         500          482,985
-----------------------------------------------------------------------------------------------------
     Series 2006, Unlimited Tax GO(a)                 6.00%     09/01/32       1,000          920,280
=====================================================================================================
                                                                                            1,403,265
=====================================================================================================


NEW YORK-3.89%

  East Rochester (City of) Housing Authority
     (Woodland Village Project); Series 2006,
     Refunding Senior Living RB(a)                    5.50%     08/01/33       1,700        1,477,742
-----------------------------------------------------------------------------------------------------
  Erie (County of) Industrial Development Agency
     (Orchard Park CCRC, Inc. Project);
     Series 2006 A, IDR(a)                            6.00%     11/15/26       1,100        1,031,426
-----------------------------------------------------------------------------------------------------
     Series 2006 A, IDR(a)                            6.00%     11/15/36       2,000        1,793,460
-----------------------------------------------------------------------------------------------------
  Monroe (County of) Industrial Development Agency
     (Woodland Village Project); Series 2000,
     Civic Facility IDR(a)(b)(c)                      8.55%     11/15/10       1,000        1,169,870
-----------------------------------------------------------------------------------------------------
  Nassau (County of) Industrial Development Agency
     (Amsterdam at Harborside Project) Series 2007
     A, Continuing Care Retirement RB(a)              6.50%     01/01/27       1,000          966,800
-----------------------------------------------------------------------------------------------------
  New York (State of) Dormitory Authority (Mount
     Sinai NYU Health Obligated Group); Series
     2000, RB(a)                                      5.50%     07/01/26         500          501,500
-----------------------------------------------------------------------------------------------------
  New York City (City of) Industrial Development
     Agency (Liberty-7 World Trade Center); Series
     2005 A, IDR(a)                                   6.25%     03/01/15       3,000        3,034,500
-----------------------------------------------------------------------------------------------------
  New York Liberty Development Corp. (Goldman
     Sachs Headquarters Issue); Series 2005, RB(a)    5.25%     10/01/35       5,000        5,051,000
-----------------------------------------------------------------------------------------------------
  Onondaga (County of) Industrial Development
     Agency (Solvay Paperboard LLC Project);
     Series 1998, Refunding Solid Waste Disposal
     Facility IDR(a)(f)                               7.00%     11/01/30       2,000        2,026,120
-----------------------------------------------------------------------------------------------------
  Orange (County of) Industrial Development Agency
     (Arden Hill Life Care Center Newburgh);
     Series 2001 C, Civic Facility IDR(a)             7.00%     08/01/31         550          561,786
-----------------------------------------------------------------------------------------------------
  Syracuse (City of) Industrial Development Agency
     (Jewish Home of Central New York, Inc.);
     Series 2001 A, First Mortgage IDR(a)             7.38%     03/01/21         350          362,033
-----------------------------------------------------------------------------------------------------
     Series 2001 A, First Mortgage IDR(a)             7.38%     03/01/31         500          515,290
-----------------------------------------------------------------------------------------------------
  Ulster (County of) Industrial Development
     Agency, Series 2007 A, Civic Facility RB(a)      6.00%     09/15/27       2,000        1,841,820
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Civic Facility RB(a)              6.00%     09/15/37       2,000        1,803,280
-----------------------------------------------------------------------------------------------------
  Westchester (County of) Industrial Development
     Agency (Hebrew Hospital Senior Housing Inc.);
     Series 2000 A, Continuing Care Retirement
     IDR(a)(b)(c)                                     7.00%     07/01/10         600          667,710
-----------------------------------------------------------------------------------------------------
     Series 2000 A, Continuing Care Retirement
     IDR(a)(b)(c)                                     7.38%     07/01/10         500          560,255
=====================================================================================================
                                                                                           23,364,592
=====================================================================================================


NORTH CAROLINA-0.97%

  North Carolina (State of) Medical Care
     Commission (Arbor Acres United Methodist
     Retirement Community, Inc. Project); Series
     2002, First Mortgage Health Care Facilities
     RB(a)(b)(c)                                      6.38%     03/01/12         500          562,560
-----------------------------------------------------------------------------------------------------
  North Carolina (State of) Medical Care
     Commission (Forest at Duke Project); Series
     2002, First Mortgage Retirement Facilities
     RB(a)(b)(c)                                      6.38%     09/01/12         250          282,355
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
NORTH CAROLINA-(CONTINUED)

  North Carolina (State of) Medical Care
     Commission (Pennybyrn at Maryfield Project);
     Series 2005 A, Health Care Facilities RB(a)      6.13%     10/01/35      $1,300     $  1,191,476
-----------------------------------------------------------------------------------------------------
  North Carolina (State of) Medical Care
     Commission (Southminister Project); Series
     2007 A, First Mortgage Retirement Facilities
     RB(a)                                            5.75%     10/01/37       1,500        1,434,480
-----------------------------------------------------------------------------------------------------
  North Carolina (State of) Medical Care
     Commission (The  Presbyterian Homes Obligated
     Group);
     Series 2006, First Mortgage Health Care
     Facilities RB(a)                                 5.60%     10/01/36       1,000          910,180
-----------------------------------------------------------------------------------------------------
     Series 2006 B, Refunding First Mortgage
     Health Care Facilities RB(a)                     5.20%     10/01/21       1,500        1,433,430
=====================================================================================================
                                                                                            5,814,481
=====================================================================================================


NORTH DAKOTA-0.63%

  Grand Forks (City of) (4000 Valley Square
     Project);
     Series 2006, Refunding Senior Housing RB(a)      5.13%     12/01/21         500          438,725
-----------------------------------------------------------------------------------------------------
     Series 2006, Refunding Senior Housing RB(a)      5.30%     12/01/34         855          704,614
-----------------------------------------------------------------------------------------------------
  Traill (County of) (Hillsboro Medical Center);
     Series 2007, Health Care RB(a)                   5.25%     05/01/20         500          454,640
-----------------------------------------------------------------------------------------------------
     Series 2007, Health Care RB(a)                   5.50%     05/01/26       1,520        1,333,952
-----------------------------------------------------------------------------------------------------
     Series 2007, Health Care RB(a)                   5.50%     05/01/42       1,000          818,800
=====================================================================================================
                                                                                            3,750,731
=====================================================================================================


OHIO-3.39%

  Adams (County of) (Adams County Hospital
     Project);
     Series 2005, Hospital Facilities Improvement
     RB(a)                                            5.25%     09/01/08         355          353,527
-----------------------------------------------------------------------------------------------------
     Series 2005, Hospital Facilities Improvement
     RB(a)                                            5.50%     09/01/09         375          370,005
-----------------------------------------------------------------------------------------------------
     Series 2005, Hospital Facilities Improvement
     RB(a)                                            5.75%     09/01/10         395          386,342
-----------------------------------------------------------------------------------------------------
  Buckeye (City of) Tobacco Settlement Financing
     Authority;
     Series 2007 A-2, Sr. Asset-Backed RB(a)          5.88%     06/01/30       1,000          924,720
-----------------------------------------------------------------------------------------------------
     Series 2007 A-2, Sr. Asset-Backed RB(a)          5.75%     06/01/34       1,000          895,580
-----------------------------------------------------------------------------------------------------
  Centerville (City of) (Bethany Lutheran Village
     Continuing Care Facility Expansion Project),
     Series 2007 A, Health Care RB(a)                 5.75%     11/01/22       1,000          930,390
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Health Care RB(a)                 6.00%     11/01/27       2,000        1,847,360
-----------------------------------------------------------------------------------------------------
  Cleveland (City of)-Cuyahoga (County of) Port
     Authority (St. Clarence-Governmental and
     Educational Assistance Corp., LLC Project);
     Series 2006 A, Senior Housing RB(a)              6.00%     05/01/21       1,000          956,750
-----------------------------------------------------------------------------------------------------
     Series 2006 A, Senior Housing RB(a)              6.13%     05/01/26         700          668,696
-----------------------------------------------------------------------------------------------------
     Series 2006 A, Senior Housing RB(a)              6.25%     05/01/38       2,710        2,537,969
-----------------------------------------------------------------------------------------------------
  Cleveland (City of)-Cuyahoga (County of) Port
     Authority; Series 2001, Special Assessment
     Tax Increment RB(a)                              7.35%     12/01/31       1,000        1,049,800
-----------------------------------------------------------------------------------------------------
  Cuyahoga (County of) (Canton Inc. Project);
     Series 2000, Hospital Facilities RB(a)           7.50%     01/01/30         750          778,965
-----------------------------------------------------------------------------------------------------
  Cuyahoga (County) (Eliza Jennings Senior Care
     Network Project), Series 2007 A, Health Care
     & Independent Living Facilities RB(a)            5.75%     05/15/27       1,000          901,810
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Health Care & Independent
     Living Facilities RB(a)                          6.00%     05/15/37       1,000          899,620
-----------------------------------------------------------------------------------------------------
  Franklin (County of) (Ohio Presbyterian
     Retirement Services);
     Series 2001 A, Health Care Facilities
     RB(a)(b)(c)                                      7.13%     07/01/11         500          573,685
-----------------------------------------------------------------------------------------------------
     Series 2005 A, Health Care Facilities
     Improvement RB(a)                                5.13%     07/01/35       1,250        1,091,937
-----------------------------------------------------------------------------------------------------
  Lucas (County of) (Sunset Retirement
     Communities);
     Series 2000 A, Refunding & Improvement Health
     Care Facilities RB(a)                            6.50%     08/15/20         500          517,445
-----------------------------------------------------------------------------------------------------
     Series 2000 A, Refunding & Improvement Health
     Care Facilities RB(a)                            6.55%     08/15/24         500          512,195
-----------------------------------------------------------------------------------------------------
  Madison (County of) (Madison County Hospital
     Project); Series 1998, Refunding Hospital
     Improvement RB(a)(b)(c)                          6.25%     08/01/08         500          511,830
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
OHIO-(CONTINUED)

  Norwood (City of) (Cornerstone at Norwood
     Project);
     Series 2006, Tax Increment Financing RB(a)       5.25%     12/01/15      $1,080     $  1,065,528
-----------------------------------------------------------------------------------------------------
     Series 2006, Tax Increment Financing RB(a)       5.75%     12/01/20       1,300        1,241,929
-----------------------------------------------------------------------------------------------------
  Toledo (City of) & Lucas (County of) Port
     Authority (St. Mary Woods Project);
     Series 2004 A, RB(a)                             6.00%     05/15/24       1,000          909,100
-----------------------------------------------------------------------------------------------------
     Series 2004 A, RB(a)                             6.00%     05/15/34         500          443,190
=====================================================================================================
                                                                                           20,368,373
=====================================================================================================


OKLAHOMA-0.65%

  Oklahoma (County of) Finance Authority (Epworth
     Villa Project);
     Series 2005 A, Refunding RB(a)                   5.00%     04/01/15       1,025          963,479
-----------------------------------------------------------------------------------------------------
     Series 2005 A, Refunding RB(a)                   5.70%     04/01/25       2,500        2,263,375
-----------------------------------------------------------------------------------------------------
  Oklahoma (State of) Development Finance
     Authority (Comanche County Hospital Project);
     Series 2002 B, RB(a)                             6.60%     07/01/31         625          641,275
=====================================================================================================
                                                                                            3,868,129
=====================================================================================================


OREGON-0.61%

  Clackamas (County of) Hospital Facility
     Authority (Gross-Willamette Falls Project);
     Series 2005, Refunding RB(a)                     5.13%     04/01/26       1,000          875,550
-----------------------------------------------------------------------------------------------------
  Clackamas (County of) Hospital Facility
     Authority (Odd Fellows Home); Series 1998 A,
     Refunding RB(a)                                  5.88%     09/15/21         230          207,487
-----------------------------------------------------------------------------------------------------
  Oregon (State of) Health Housing Educational &
     Cultural Facilities Authority (Oregon Baptist
     Retirement Homes); Series 1996, RB(a)            8.00%     11/15/26         735          735,581
-----------------------------------------------------------------------------------------------------
  Yamhill (County of) Hospital Authority
     (Friendsview Retirement Community); Series
     2003, RB(a)(b)(c)                                7.00%     12/01/13       1,555        1,860,915
=====================================================================================================
                                                                                            3,679,533
=====================================================================================================


PENNSYLVANIA-4.87%

  Allegheny (County of) Hospital Development
     Authority (Villa Saint Joseph of Baden);
     Series 1998, Health Care Facilities RB(a)        6.00%     08/15/28         500          450,355
-----------------------------------------------------------------------------------------------------
  Allegheny (County of) Industrial Development
     Authority (Propel Schools-Homestead Project);
     Series 2004 A, Charter School IDR(a)             7.00%     12/15/15         760          799,011
-----------------------------------------------------------------------------------------------------
  Blair (County of) Industrial Development
     Authority (Village of Pennsylvania State
     Project);
     Series 2002 A, IDR(a)                            6.90%     01/01/22         500          511,010
-----------------------------------------------------------------------------------------------------
     Series 2002 A, IDR(a)                            7.00%     01/01/34         500          509,015
-----------------------------------------------------------------------------------------------------
  Bucks (County of) Industrial Development
     Authority (Ann's Choice, Inc. Facility),
     Series 2005 A, Retirement Community IDR(a)       5.90%     01/01/27       1,000          944,800
-----------------------------------------------------------------------------------------------------
     Series 2005 A, Retirement Community IDR(a)       6.25%     01/01/35       1,000          971,450
-----------------------------------------------------------------------------------------------------
  Chartiers Valley Industrial & Commercial
     Development Authority (Asbury Health Center);
     Series 1999, Refunding First Mortgage IDR(a)     6.38%     12/01/19       1,000        1,004,900
-----------------------------------------------------------------------------------------------------
     Series 2006, Refunding First Mortgage IDR(a)     5.13%     12/01/12         500          484,785
-----------------------------------------------------------------------------------------------------
     Series 2006, Refunding First Mortgage IDR(a)     5.25%     12/01/13         500          486,135
-----------------------------------------------------------------------------------------------------
     Series 2006, Refunding First Mortgage IDR(a)     5.25%     12/01/15         260          246,909
-----------------------------------------------------------------------------------------------------
     Series 2006, Refunding First Mortgage IDR(a)     5.38%     12/01/16         500          463,375
-----------------------------------------------------------------------------------------------------
     Series 2006, Refunding First Mortgage IDR(a)     5.75%     12/01/22         935          865,492
-----------------------------------------------------------------------------------------------------
  Chester (County of) Industrial Development
     Authority (Avon Grove Charter School
     Project); Series 2007 A, IDR(a)                  6.25%     12/15/27       1,000          941,160
-----------------------------------------------------------------------------------------------------
  Crawford (County of) Hospital Authority (Wesbury
     United Methodist Community); Series 1999,
     Senior Living Facilities RB(a)                   6.25%     08/15/29         750          708,218
-----------------------------------------------------------------------------------------------------
  Cumberland (County of) Municipal Authority
     (Messiah Village Project); Series 2008 A,
     RB(a)                                            6.00%     07/01/35       1,000          958,540
-----------------------------------------------------------------------------------------------------
  Cumberland (County of) Municipal Authority
     (Wesley Affiliated Services, Inc.); Series
     2002 A, Retirement Community RB(a)(b)(c)         7.13%     01/01/13         700          822,430
-----------------------------------------------------------------------------------------------------
  Fulton (County of) Industrial Development
     Authority (The Fulton County Medical Center
     Project); Series 2006, Hospital IDR(a)           5.88%     07/01/31       1,500        1,377,780
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
PENNSYLVANIA-(CONTINUED)

  Harrisburg (City of) Authority (Harrisburg
     University of Science);
     Series 2007 A, University RB(a)                  5.40%     09/01/16      $1,000     $  1,002,970
-----------------------------------------------------------------------------------------------------
     Series 2007 B, University RB(a)                  6.00%     09/01/36       1,225        1,117,322
-----------------------------------------------------------------------------------------------------
  Lancaster (County of) Hospital Authority (Saint
     Anne's Home); Series 1999, Health Center
     RB(a)                                            6.63%     04/01/28         500          500,985
-----------------------------------------------------------------------------------------------------
  Lancaster (County of) Industrial Development
     Authority (Garden Spot Village Project);
     Series 2000 A, IDR(a)(b)(c)                      7.60%     05/01/10         250          278,825
-----------------------------------------------------------------------------------------------------
     Series 2000 A, IDR(a)(b)(c)                      7.63%     05/01/10         500          557,905
-----------------------------------------------------------------------------------------------------
  Lawrence (County of) Industrial Development
     Authority (Shenango Presbyterian Senior Care
     Obligated Group); Series 2001 B, Senior
     Health & Housing Facilities IDR(a)(b)(c)         7.50%     11/15/11       1,000        1,170,330
-----------------------------------------------------------------------------------------------------
  Lehigh (County of) General Purpose Authority
     (Bible Fellowship Church Home Inc.);
     Series 2001, First Mortgage RB(a)                7.63%     11/01/21         250          264,585
-----------------------------------------------------------------------------------------------------
     Series 2001, First Mortgage RB(a)                7.75%     11/01/33         750          793,747
-----------------------------------------------------------------------------------------------------
  Montgomery (County of) Higher Education & Health
     Authority (Philadelphia Geriatric Center);
     Series 1999 A, RB(a)(b)(c)                       7.38%     12/01/09       1,340        1,473,062
-----------------------------------------------------------------------------------------------------
  Montgomery (County of) Industrial Development
     Authority (Whitemarsh Continuing Care
     Retirement Community Project); Series 2005,
     Mortgage IDR(a)                                  6.25%     02/01/35       1,000          918,100
-----------------------------------------------------------------------------------------------------
  North Penn (Region of) Health Hospital &
     Education Authority (Maple Village Project);
     Series 2000 A, Hospital RB(a)(b)(c)              8.00%     04/01/10         300          331,902
-----------------------------------------------------------------------------------------------------
  Pennsylvania (State of) Economic Development
     Financing Authority (Northwestern Human
     Services, Inc. Project); Series 1998 A, RB(a)    5.25%     06/01/14       1,000          965,970
-----------------------------------------------------------------------------------------------------
  Pennsylvania (State of) Higher Educational
     Facilities Authority (Student Association,
     Inc. Project at California University of
     Pennsylvania);
     Series 2000 A, Student Housing RB(a)             6.75%     09/01/20         500          519,990
-----------------------------------------------------------------------------------------------------
     Series 2000 A, Student Housing RB(a)             6.75%     09/01/32         320          327,050
-----------------------------------------------------------------------------------------------------
  Philadelphia (City of) Industrial Development
     Authority (Cathedral Village Project); Series
     2003 A, IDR(a)                                   6.88%     04/01/34         500          513,940
-----------------------------------------------------------------------------------------------------
  Philadelphia (City of) Industrial Development
     Authority (Russell Byers Charter School);
     Series 2007 A, IDR(a)                            5.15%     05/01/27       1,000          874,310
-----------------------------------------------------------------------------------------------------
     Series 2007 A, IDR(a)                            5.25%     05/01/37       1,000          845,570
-----------------------------------------------------------------------------------------------------
  Philadelphia (City of) Industrial Development
     Authority; Series 2007 A, IDR(a)                 5.50%     09/15/37       2,700        2,363,526
-----------------------------------------------------------------------------------------------------
  Westmoreland (County of) Industrial Development
     Authority (Redstone Presbyterian Senior Care
     Obligated Group);
     Series 2005 A, IDR(a)                            5.25%     01/01/13         500          489,080
-----------------------------------------------------------------------------------------------------
     Series 2005 A, IDR(a)                            5.75%     01/01/26       1,000          911,770
-----------------------------------------------------------------------------------------------------
     Series 2005 A, IDR(a)                            5.88%     01/01/32         500          452,615
=====================================================================================================
                                                                                           29,218,919
=====================================================================================================


RHODE ISLAND-0.04%

  Tobacco Settlement Financing Corp.; Series 2002
     A, Asset-Backed RB(a)                            6.13%     06/01/32         240          229,080
=====================================================================================================


SOUTH CAROLINA-2.22%

  South Carolina (State of) Jobs-Economic
     Development Authority (Lutheran Homes);
     Series 2007, Refunding First Mortgage Health
     Care Facilities RB(a)                            5.38%     05/01/21       1,500        1,335,720
-----------------------------------------------------------------------------------------------------
     Series 2007, Refunding First Mortgage Health
     Care Facilities RB(a)                            5.00%     05/01/14       1,035          992,751
-----------------------------------------------------------------------------------------------------
     Series 2007, Refunding First Mortgage Health
     Care Facilities RB(a)                            5.50%     05/01/28       1,100          927,058
-----------------------------------------------------------------------------------------------------
  South Carolina (State of) Jobs-Economic
     Development Authority (Palmetto Health
     Alliance);
     Series 2000 A, Hospital Facilities
     Improvement RB(a)(b)(c)                          7.38%     12/15/10         800          917,952
-----------------------------------------------------------------------------------------------------
     Series 2003 A, Refunding Hospital Facilities
     RB(a)                                            6.13%     08/01/23       1,500        1,530,180
-----------------------------------------------------------------------------------------------------
     Series 2003 A, Refunding Hospital Facilities
     RB(a)                                            6.25%     08/01/31       1,570        1,583,957
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
SOUTH CAROLINA-(CONTINUED)

  South Carolina (State of) Jobs-Economic
     Development Authority (South Carolina
     Episcopal Home at Still Hopes Project);
     Series 2004 A, Residential Care Facilities
     RB(a)                                            6.25%     05/15/25      $  750     $    733,380
-----------------------------------------------------------------------------------------------------
     Series 2004 A, Residential Care Facilities
     RB(a)                                            6.38%     05/15/32       1,250        1,203,050
-----------------------------------------------------------------------------------------------------
  South Carolina (State of) Jobs-Economic
     Development Authority (The Woodlands at
     Furman Project); Series 2007 A, RB(a)            6.00%     11/15/37       2,000        1,800,720
-----------------------------------------------------------------------------------------------------
  South Carolina (State of) Jobs-Economic
     Development Authority (Wesley Commons
     Project);
     Series 2000, First Mortgage Health Facilities
     RB(a)(b)(c)                                      7.75%     10/01/10         700          803,894
-----------------------------------------------------------------------------------------------------
     Series 2000, First Mortgage Health Facilities
     RB(a)(b)(c)                                      8.00%     10/01/10         300          345,936
-----------------------------------------------------------------------------------------------------
  Tobacco Settlement Revenue Management Authority;
     Series 2001 B, Tobacco Settlement RB(a)          6.38%     05/15/28       1,170        1,160,079
=====================================================================================================
                                                                                           13,334,677
=====================================================================================================


SOUTH DAKOTA-0.36%

  Minnehaha (County of) (Bethany Lutheran); Series
     2007, Refunding Health Facilities RB(a)          5.50%     12/01/35         500          421,840
-----------------------------------------------------------------------------------------------------
  Sioux Falls (City of); Series 2008 A, Tax
     Increment Allocation RB(a)                       5.75%     01/15/28       1,300        1,196,897
-----------------------------------------------------------------------------------------------------
  South Dakota (State of) Health & Educational
     Facilities Authority (Westhills Village
     Retirement Community); Series 2003, RB(a)        5.65%     09/01/23         500          510,230
=====================================================================================================
                                                                                            2,128,967
=====================================================================================================


TENNESSEE-0.78%

  Blount (County of) Health & Educational
     Facilities Board (Asbury Inc.); Series 2007
     A, Refunding RB(a)                               5.13%     04/01/23       1,690        1,495,363
-----------------------------------------------------------------------------------------------------
  Harpeth Valley Utilities District of Davidson
     and Williamson Counties; Series 2004,
     Utilities Improvement RB (INS-MBIA Insurance
     Corp.)(a)(e)                                     5.00%     09/01/34       1,000          992,710
-----------------------------------------------------------------------------------------------------
  Johnson City (City of) Health & Educational
     Facilities Board (Appalachian Christian
     Village Project);
     Series 2004 A, Retirement Facilities RB(a)       6.00%     02/15/24         500          473,300
-----------------------------------------------------------------------------------------------------
     Series 2004 A, Retirement Facilities RB(a)       6.25%     02/15/32         350          329,553
-----------------------------------------------------------------------------------------------------
  Shelby (County of) Health Educational & Housing
     Facilities Board (Trezevant Manor Project);
     Series 2006 A, RB(a)                             5.63%     09/01/26       1,000          943,600
-----------------------------------------------------------------------------------------------------
     Series 2006 A, RB(a)                             5.75%     09/01/37         500          465,245
=====================================================================================================
                                                                                            4,699,771
=====================================================================================================


TEXAS-7.29%

  Abilene (City of) Health Facilities Development
     Corp. (Sears Methodist Retirement System
     Obligated Group Report); Series 2003 A,
     Retirement Facility RB(a)                        7.00%     11/15/33       1,000        1,040,340
-----------------------------------------------------------------------------------------------------
  Atlanta (City of) Hospital Authority; Series
     1999, Hospital Facility RB(a)                    6.70%     08/01/19         500          502,170
-----------------------------------------------------------------------------------------------------
  Bexar (County of) Health Facilities Development
     Corp. (Army Retirement Residence Project);
     Series 2002, RB(a)(b)(c)                         6.30%     07/01/12         500          569,890
-----------------------------------------------------------------------------------------------------
  Bexar (County of) Housing Finance Corp.
     (American Opportunity Housing); Sr. Series
     2002 A-1, Multi-Family Housing RB(a)             6.85%     12/01/23         750          712,343
-----------------------------------------------------------------------------------------------------
  Board of Regents of the University of Texas
     System;
     Series 2001 C, Financing System RB(a)(b)(c)      5.00%     08/15/11       1,000        1,078,530
-----------------------------------------------------------------------------------------------------
     Series 2003 B, Financing System RB(a)(b)(c)      5.00%     08/15/13       1,500        1,636,755
-----------------------------------------------------------------------------------------------------
  Comal (County of) Health Facilities Development
     Corp. (McKenna Memorial Hospital Project);
     Series 2002 A, Health Care System RB(a)(b)(c)    6.25%     02/01/13       1,000        1,128,700
-----------------------------------------------------------------------------------------------------
  Corpus Christi (Port of) Industrial Development
     Corp. (Valero); Series 1997 C, Refunding
     IDR(a)                                           5.40%     04/01/18         605          604,861
-----------------------------------------------------------------------------------------------------
  Dallas-Fort Worth (Cities of) International
     Airport Facility Improvement Corp.; Series
     2000 A-3, Refunding RB(a)(f)                     9.13%     05/01/29         500          511,940
-----------------------------------------------------------------------------------------------------
  Decatur (City of) Hospital Authority (Wise
     Regional Health System);
     Series 2004 A, Hospital RB(a)                    5.63%     09/01/13       1,735        1,729,309
-----------------------------------------------------------------------------------------------------
     Series 2004 A, Hospital RB(a)                    7.00%     09/01/25       2,825        2,866,188
-----------------------------------------------------------------------------------------------------
     Series 2004 A, Hospital RB(a)                    7.13%     09/01/34         905          926,376
-----------------------------------------------------------------------------------------------------
  Gulf Coast Waste Disposal Authority (Valero
     Energy Corp. Project); Series 2001, RB(a)(f)     6.65%     04/01/32         900          914,454
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

  Harris (County of) Health Facilities Development
     Corp. (Memorial Hermann Health Care); Series
     2001 A, Hospital RB(a)(b)(c)                     6.38%     06/01/11      $  500     $    559,890
-----------------------------------------------------------------------------------------------------
  Harris (County of) Health Facilities Development
     Corp. (St. Luke's Episcopal Hospital); Series
     2001 A, RB(a)(b)(c)                              5.63%     08/15/11         750          820,117
-----------------------------------------------------------------------------------------------------
  Harris (County of); Series 2002, Refunding
     Limited Tax GO (INS-MBIA-IBC Insurance
     Corp.)(a)(b)(c)                                  5.13%     08/15/12         370          403,685
-----------------------------------------------------------------------------------------------------
  HFDC of Central Texas, Inc. (Villa de San
     Antonio Project); Series 2004 A, RB(a)           6.00%     05/15/25         500          453,985
-----------------------------------------------------------------------------------------------------
  HFDC of Central Texas, Inc.;
     Series 2006 A, Retirement Facility RB(a)         5.63%     11/01/26         750          663,525
-----------------------------------------------------------------------------------------------------
     Series 2006 A, Retirement Facility RB(a)         5.50%     11/01/31         500          418,245
-----------------------------------------------------------------------------------------------------
     Series 2006 A, Retirement Facility RB(a)         5.75%     11/01/36       1,000          865,000
-----------------------------------------------------------------------------------------------------
  Hidalgo (County of) Health Services Corp.
     (Mission Hospital, Inc. Project);
     Series 2005, Hospital RB(a)                      5.00%     08/15/15         500          501,985
-----------------------------------------------------------------------------------------------------
     Series 2005, Hospital RB(a)                      5.00%     08/15/19         700          675,248
-----------------------------------------------------------------------------------------------------
  Houston (City of) (Continental Airlines, Inc.
     Terminal E Project); Series 2001 E, Airport
     System Special Facilities RB(a)(f)               6.75%     07/01/29         500          474,330
-----------------------------------------------------------------------------------------------------
  Houston (City of) Health Facilities Development
     Corp. (Buckingham Senior Living Community);
     Series 2004 A, Retirement Facilities
     RB(a)(b)(c)                                      7.00%     02/15/14         300          359,271
-----------------------------------------------------------------------------------------------------
     Series 2004 A, Retirement Facilities
     RB(a)(b)(c)                                      7.00%     02/15/14         750          898,177
-----------------------------------------------------------------------------------------------------
     Series 2004 A, Retirement Facilities
     RB(a)(b)(c)                                      7.13%     02/15/14         450          541,877
-----------------------------------------------------------------------------------------------------
  La Vernia Higher Education Finance Corp. (Amigos
     Por Vida/ Friends for Life); Series 2008,
     Education RB(a)                                  6.38%     02/15/37       1,635        1,535,723
-----------------------------------------------------------------------------------------------------
  Lufkin (City of) Health Facilities Development
     Corp. (Memorial Health System of East Texas);
     Series 2007, Health System RB(a)                 5.50%     02/15/37       1,000          902,680
-----------------------------------------------------------------------------------------------------
  Meadow Parc Development, Inc. (Meadow Parc
     Apartments Project); Series 1998, Multi-
     Family Housing RB(a)                             6.50%     12/01/30       1,200        1,200,204
-----------------------------------------------------------------------------------------------------
  Mesquite (City of) Health Facilities Development
     Corp. (Christian Care Centers, Inc. Project);
     Series 2005, Retirement Facilities RB(a)         5.63%     02/15/35       1,000          889,440
-----------------------------------------------------------------------------------------------------
  Midlothian Development Authority;
     Series 2001, Tax Increment Contract
     Allocation RB(a)(b)(c)                           7.88%     05/15/11       1,000        1,173,700
-----------------------------------------------------------------------------------------------------
     Series 2004, Tax Increment Contract
     Allocation RB(a)                                 6.20%     11/15/29       1,000          966,570
-----------------------------------------------------------------------------------------------------
  Tarrant (County of) Cultural Education
     Facilities Finance Corp. (Buckingham Senior
     Living Community, Inc. Project);
     Series 2007, Retirement Facility RB(a)           5.63%     11/15/27       1,500        1,307,535
-----------------------------------------------------------------------------------------------------
     Series 2007, Retirement Facility RB(a)           5.75%     11/15/37       3,500        3,021,935
-----------------------------------------------------------------------------------------------------
  Tarrant (County of) Cultural Education
     Facilities Finance Corp. (C.C. Young Memorial
     Home Project);
     Series 2007, Retirement Facility RB(a)           5.25%     02/15/17       1,150        1,066,211
-----------------------------------------------------------------------------------------------------
     Series 2007, Retirement Facility RB(a)           5.75%     02/15/25       1,500        1,356,435
-----------------------------------------------------------------------------------------------------
     Series 2007, Retirement Facility RB(a)           5.75%     02/15/29       1,600        1,421,296
-----------------------------------------------------------------------------------------------------
  Tarrant (County of) Cultural Education
     Facilities Finance Corp. (Northwest Senior
     Housing Corp.-Edgemere Project);
     Series 2006 A, Retirement Facility RB(a)         6.00%     11/15/26         700          683,473
-----------------------------------------------------------------------------------------------------
     Series 2006 A, Retirement Facility RB(a)         6.00%     11/15/36       2,000        1,899,180
-----------------------------------------------------------------------------------------------------
  Texas (State of) Public Finance Authority
     (School Excellence Education Project); Series
     2004 A, Charter School Finance Corp. RB(a)       7.00%     12/01/34       1,000        1,017,130
-----------------------------------------------------------------------------------------------------
  Travis (County of) Health Facilities Development
     Corp. (Querencia Barton Creek Project);
     Series 2005, Retirement Facilities RB(a)         5.50%     11/15/25       1,650        1,455,399
-----------------------------------------------------------------------------------------------------
     Series 2005, Retirement Facilities RB(a)         5.65%     11/15/35       1,250        1,092,075
-----------------------------------------------------------------------------------------------------
  Woodhill Public Facility Corp. (Woodhill
     Apartments Project); Series 1999, Multi-
     Family Housing RB(a)                             7.50%     12/01/29       1,000          929,910
=====================================================================================================
                                                                                           43,776,087
=====================================================================================================


UTAH-2.29%

  Provo (City of) (Freedom Academy Foundation);
     Series 2007, Charter School RB(a)                5.50%     06/15/37       1,450        1,207,981
-----------------------------------------------------------------------------------------------------
  Spanish Fork (City of) (American Leadership
     Academy); Series 2006, Charter School RB(a)      5.70%     11/15/36       1,400        1,206,646
-----------------------------------------------------------------------------------------------------
  Utah (County of) (Lakeview Academy); Series 2007
     A, Charter School RB(a)                          5.63%     07/15/37       2,200        1,883,068
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
UTAH-(CONTINUED)

  Utah (County of) (Renaissance Academy);
     Series 2007 A, Charter School RB(a)              5.35%     07/15/17      $  500     $    485,540
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Charter School RB(a)              5.63%     07/15/37       1,350        1,147,973
-----------------------------------------------------------------------------------------------------
  Utah (County of) (Ronald Wilson Reagan), Series
     2007 A, Charter School RB(a)                     5.75%     02/15/22         340          321,490
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Charter School RB(a)              6.00%     02/15/38       2,710        2,435,748
-----------------------------------------------------------------------------------------------------
  Utah (State of) Charter School Finance Authority
     (Channing Hall);
     Series 2007 A, RB(a)(d)                          5.88%     07/15/27         780          717,124
-----------------------------------------------------------------------------------------------------
     Series 2007 A, RB(a)(d)                          6.00%     07/15/37         700          629,993
-----------------------------------------------------------------------------------------------------
  Utah (State of) Charter School Finance Authority
     (Summit Academy); Series 2007 A, RB(a)           5.80%     06/15/38       2,000        1,867,980
-----------------------------------------------------------------------------------------------------
  West Valley City (City of) (Monticello Academy);
     Series 2007, Refunding Charter School
     RB(a)(d)                                         6.38%     06/01/37       2,000        1,845,180
=====================================================================================================
                                                                                           13,748,723
=====================================================================================================


VIRGINIA-2.39%

  Henrico (County of) Economic Development
     Authority (Virginia United Methodist Homes);
     Series 2002 A, Refunding Residential Care
     Facilities RB(a)                                 6.50%     06/01/22         750          765,083
-----------------------------------------------------------------------------------------------------
  James City (County of) Economic Development
     Authority (Williamsburg Lodging); Series 2005
     A, First Mortgage Residential Care Facilities
     RB(a)                                            5.50%     09/01/34         750          681,705
-----------------------------------------------------------------------------------------------------
  Lexington (City of) Industrial Development
     Authority (Kendall at Lexington);
     Series 2007 A, Residential Care Facilities
     Mortgage IDR(a)                                  5.25%     01/01/21         895          824,814
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Residential Care Facilities
     Mortgage IDR(a)                                  5.38%     01/01/22         780          720,143
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Residential Care Facilities
     Mortgage IDR(a)                                  5.38%     01/01/23         425          390,418
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Residential Care Facilities
     Mortgage IDR(a)                                  5.38%     01/01/28         750          669,045
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Residential Care Facilities
     Mortgage IDR(a)                                  5.50%     01/01/37       1,300        1,132,404
-----------------------------------------------------------------------------------------------------
  Lynchburg (City of) Industrial Development
     Authority (The Summit); Series 2002 A,
     Residential Care Facilities Mortgage IDR(a)      6.25%     01/01/28         500          491,320
-----------------------------------------------------------------------------------------------------
  Norfolk Redevelopment & Housing Authority (Fort
     Norfolk Retirement Community, Inc.-Harbor's
     Edge Project);
     Series 2004 A, First Mortgage Retirement
     Community RB(a)                                  6.00%     01/01/25         500          478,335
-----------------------------------------------------------------------------------------------------
     Series 2004 A, First Mortgage Retirement
     Community RB(a)                                  6.13%     01/01/35       1,100        1,039,896
-----------------------------------------------------------------------------------------------------
  Peninsula Ports Authority (Virginia Baptist
     Homes);
     Series 2003 A, Residential Care Facilities
     RB(a)(b)(c)                                      7.38%     12/01/13         500          610,465
-----------------------------------------------------------------------------------------------------
     Series 2006 C, Refunding Residential Care
     Facilities RB(a)                                 5.38%     12/01/26       1,000          854,440
-----------------------------------------------------------------------------------------------------
     Series 2006 C, Refunding Residential Care
     Facilities RB(a)                                 5.40%     12/01/33       1,000          838,310
-----------------------------------------------------------------------------------------------------
  Peninsula Town Center Community Development
     Authority,
     Series 2007, Special Obligations RB(a)           6.35%     09/01/28       1,000          902,330
-----------------------------------------------------------------------------------------------------
     Series 2007, Special Obligations RB(a)           6.45%     09/01/37       1,000          867,030
-----------------------------------------------------------------------------------------------------
  Tobacco Settlement Financing Corp.;
     Series 2005, Asset-Backed RB(a)(b)(c)            5.63%     06/01/15       2,250        2,532,217
-----------------------------------------------------------------------------------------------------
     Series 2005, Asset-Backed RB(a)(b)               5.50%     06/01/26         500          551,710
=====================================================================================================
                                                                                           14,349,665
=====================================================================================================


WASHINGTON-2.04%

  Klickitat (County of) Public Hospital District
     No. 2 (Skyline Hospital) Series 2007,
     Hospital RB(a)                                   6.50%     12/01/38       1,000          957,110
-----------------------------------------------------------------------------------------------------
  Lake Tapps Parkway Properties; Series 1999 A,
     Special VRD RB (LOC-U.S. Bank, N.A.)(g)(h)       2.01%     12/01/19       2,901        2,901,000
-----------------------------------------------------------------------------------------------------
  Skagit (County of) Public Hospital District No.
     1 (Skagit Valley Hospital);
     Series 2005, RB(a)                               5.50%     12/01/30         750          681,397
-----------------------------------------------------------------------------------------------------
     Series 2007, RB(a)                               5.75%     12/01/32       1,000          933,880
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
WASHINGTON-(CONTINUED)

  Washington (State of) Health Care Facilities
     Authority (Swedish Health Services); Series
     2006, VRD RB (LOC-Citibank, N.A.)(g)(h)          2.08%     11/15/26      $3,917     $  3,917,000
-----------------------------------------------------------------------------------------------------
  Washington (State of) Health Care Facilities
     Authority; Series 2007 C, RB (INS-Radian
     Asset Assurance, Inc.)(a)(e)                     5.50%     08/15/42       3,000        2,870,640
=====================================================================================================
                                                                                           12,261,027
=====================================================================================================


WEST VIRGINIA-0.41%

  Harrison County (County of) Commission (Charles
     Pointe Project No. 2);
     Series 2008 A, Refunding Tax Increment
     Allocation RB(a)                                 7.00%     06/01/35       1,500        1,463,535
-----------------------------------------------------------------------------------------------------
     Series 2008 B, Refunding Tax Increment
     Allocation RB(a)                                 7.00%     06/01/28       1,000          965,380
=====================================================================================================
                                                                                            2,428,915
=====================================================================================================


WISCONSIN-3.52%

  Badger Tobacco Asset Securitization Corp.;
     Series 2002, Tobacco Settlement Asset-Backed
     RB(a)                                            6.13%     06/01/27       2,015        2,021,750
-----------------------------------------------------------------------------------------------------
  Milwaukee (City of) Redevelopment Authority
     (Academy of Learning);
     Series 2007 A, Redevelopment Education RB(a)     5.50%     08/01/22         300          275,016
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Redevelopment Education RB(a)     5.65%     08/01/37       1,540        1,306,274
-----------------------------------------------------------------------------------------------------
  Milwaukee (City of) Redevelopment Authority
     (Milwaukee Science Education Consortium, Inc.
     Project);
     Series 2005 A, RB(a)                             5.63%     08/01/25       2,000        1,899,060
-----------------------------------------------------------------------------------------------------
     Series 2005 A, RB(a)                             5.75%     08/01/35       1,815        1,674,392
-----------------------------------------------------------------------------------------------------
  Waukesha (City of) Redevelopment Authority
     (Kirkland Crossings Project);
     Series 2006, Refunding Senior Housing RB(a)      5.50%     07/01/31       1,460        1,359,464
-----------------------------------------------------------------------------------------------------
     Series 2006, Refunding Senior Housing RB(a)      5.60%     07/01/41       1,000          924,910
-----------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Beaver Dam Community
     Hospitals, Inc. Project);
     Series 2004 A, RB(a)                             6.50%     08/15/26         250          247,730
-----------------------------------------------------------------------------------------------------
     Series 2004 A, RB(a)                             6.75%     08/15/34         950          966,834
-----------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Community Memorial
     Hospital, Inc. Project); Series 2003, RB(a)      7.13%     01/15/22       1,040        1,076,826
-----------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Community
     Rehabilitation Providers Facilities
     Acquisition Program); Series 1998, RB(a)         6.88%     12/01/23         200          200,986
-----------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Eastcastle Place, Inc.
     Project);
     Series 2004, RB(a)                               6.00%     12/01/24         500          460,655
-----------------------------------------------------------------------------------------------------
     Series 2004, RB(a)                               6.13%     12/01/34       1,000          920,750
-----------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (FH Healthcare
     Development Inc. Project); Series 1999,
     RB(a)(b)(c)                                      6.25%     11/15/09       1,250        1,344,687
-----------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (New Castle Place
     Project); Series 2001 A, RB(a)                   7.00%     12/01/31         250          252,088
-----------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Oakwood Village
     Project); Series 2000 A, RB(a)(b)                7.63%     08/15/30       1,000        1,131,650
-----------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Tomah Memorial
     Hospital, Inc. Project);
     Series 2003, RB(a)                               6.00%     07/01/15         100          100,011
-----------------------------------------------------------------------------------------------------
     Series 2003, RB(a)                               6.13%     07/01/16         150          147,653
-----------------------------------------------------------------------------------------------------
     Series 2003, RB(a)                               6.63%     07/01/28         750          740,850
-----------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Wisconsin Illinois
     Senior Housing, Inc.);
     Series 2006, Refunding RB(a)                     5.50%     08/01/16       2,020        1,900,679
-----------------------------------------------------------------------------------------------------
     Series 2006, Refunding RB(a)                     5.80%     08/01/29       2,400        2,148,144
=====================================================================================================
                                                                                           21,100,409
=====================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        AIM HIGH INCOME MUNICIPAL FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
WYOMING-0.08%

  Teton (County of) Hospital District (St. John's
     Medical Center); Series 2002, Hospital RB(a)     6.75%     12/01/22      $  500     $    504,370
=====================================================================================================
TOTAL INVESTMENTS-97.80% (Cost $622,872,416)                                              587,019,592
=====================================================================================================
OTHER ASSETS LESS LIABILITIES-2.20%                                                        13,213,777
=====================================================================================================
NET ASSETS-100.00%                                                                       $600,233,369
_____________________________________________________________________________________________________
=====================================================================================================




Investment Abbreviations:

GO    - General Obligation Bonds
IDR   - Industrial Development Revenue Bonds
INS   - Insurer
LOC   - Letter of Credit
PCR   - Pollution Control Revenue Bonds
RB    - Revenue Bonds
Sr.   - Senior
VRD   - Variable Rate Demand


Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at March 31, 2008 was $571,859,592, which represented 95.27% of the Fund's Net Assets. See Note 1A.
(b) Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c) Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d) Security purchased in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at March 31, 2008 was $13,920,434, which represented 2.32% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) Principal and/or interest payments are secured by the bond insurance company listed.
(f)   Security subject to the alternative minimum tax.
(g) Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is rate in effect on March 31, 2008.
(h)   Security is considered a cash equivalent.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        AIM HIGH INCOME MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2008




ASSETS:

Investments, at value (Cost $622,872,416)                           $587,019,592
--------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                     4,692,686
--------------------------------------------------------------------------------
  Fund shares sold                                                     5,135,959
--------------------------------------------------------------------------------
  Interest                                                            11,250,108
--------------------------------------------------------------------------------
  Fund expenses absorbed                                                  17,313
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         36,741
--------------------------------------------------------------------------------
Other assets                                                              39,350
================================================================================
     Total assets                                                    608,191,749
________________________________________________________________________________
================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                5,973,788
--------------------------------------------------------------------------------
  Fund shares reacquired                                                 588,923
--------------------------------------------------------------------------------
  Dividends                                                              980,628
--------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                        61,888
--------------------------------------------------------------------------------
Accrued distribution fees                                                183,375
--------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                          5,356
--------------------------------------------------------------------------------
Accrued transfer agent fees                                               71,449
--------------------------------------------------------------------------------
Accrued operating expenses                                                92,973
================================================================================
     Total liabilities                                                 7,958,380
================================================================================
Net assets applicable to shares outstanding                         $600,233,369
________________________________________________________________________________
================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $660,244,023
--------------------------------------------------------------------------------
Undistributed net investment income                                      897,899
--------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (25,055,729)
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                               (35,852,824)
================================================================================
                                                                    $600,233,369
________________________________________________________________________________
================================================================================



NET ASSETS:

Class A                                                             $385,395,854
________________________________________________________________________________
================================================================================
Class B                                                             $ 27,353,530
________________________________________________________________________________
================================================================================
Class C                                                             $ 97,388,384
________________________________________________________________________________
================================================================================
Institutional Class                                                 $ 90,095,601
________________________________________________________________________________
================================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                               47,002,077
________________________________________________________________________________
================================================================================
Class B                                                                3,332,357
________________________________________________________________________________
================================================================================
Class C                                                               11,873,684
________________________________________________________________________________
================================================================================
Institutional Class                                                   10,981,723
________________________________________________________________________________
================================================================================
Class A:
  Net asset value per share                                         $       8.20
--------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $8.20 divided by 95.25%)                   $       8.61
________________________________________________________________________________
================================================================================
Class B:
  Net asset value and offering price per share                      $       8.21
________________________________________________________________________________
================================================================================
Class C:
  Net asset value and offering price per share                      $       8.20
________________________________________________________________________________
================================================================================
Institutional Class:
  Net asset value and offering price per share                      $       8.20
________________________________________________________________________________
================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.


30        AIM HIGH INCOME MUNICIPAL FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2008




INVESTMENT INCOME:
Interest                                                                            $ 35,587,805
================================================================================================


EXPENSES:

Advisory fees                                                                          3,605,501
------------------------------------------------------------------------------------------------
Administrative services fees                                                             170,321
------------------------------------------------------------------------------------------------
Custodian fees                                                                            27,631
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                              1,013,193
------------------------------------------------------------------------------------------------
  Class B                                                                                343,285
------------------------------------------------------------------------------------------------
  Class C                                                                              1,005,623
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B and C                                                        243,812
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                      47,118
------------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                                 31,966
------------------------------------------------------------------------------------------------
Other                                                                                    353,494
================================================================================================
     Total expenses                                                                    6,841,944
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)              (1,733,730)
================================================================================================
     Net expenses                                                                      5,108,214
================================================================================================
Net investment income                                                                 30,479,591
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from Investment securities                                  (12,431,457)
================================================================================================
Change in net unrealized appreciation (depreciation)                                 (56,771,345)
================================================================================================
Net realized and unrealized gain (loss)                                              (69,202,802)
================================================================================================
Net increase (decrease) in net assets resulting from operations                     $(38,723,211)
________________________________________________________________________________________________
================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.


31        AIM HIGH INCOME MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2008 and 2007



                                                                                2008              2007
----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $ 30,479,591      $ 23,029,401
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (12,431,457)         (417,485)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (56,771,345)        9,796,598
==========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (38,723,211)       32,408,514
==========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                    (20,468,035)      (16,166,751)
----------------------------------------------------------------------------------------------------------
  Class B                                                                     (1,468,673)       (1,801,747)
----------------------------------------------------------------------------------------------------------
  Class C                                                                     (4,337,144)       (3,144,576)
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (3,745,754)       (1,376,018)
==========================================================================================================
     Decrease in net assets resulting from distributions                     (30,019,606)      (22,489,092)
==========================================================================================================
Share transactions-net:
  Class A                                                                     82,481,313        94,302,703
----------------------------------------------------------------------------------------------------------
  Class B                                                                     (8,048,601)       (7,237,612)
----------------------------------------------------------------------------------------------------------
  Class C                                                                     27,982,290        22,367,731
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                         46,690,073        51,037,884
==========================================================================================================
     Net increase in net assets resulting from share transactions            149,105,075       160,470,706
==========================================================================================================
     Net increase in net assets                                               80,362,258       170,390,128
==========================================================================================================


NET ASSETS:

  Beginning of year                                                          519,871,111       349,480,983
==========================================================================================================
  End of year (including undistributed net investment income of $897,899
     and $432,780, respectively)                                            $600,233,369      $519,871,111
__________________________________________________________________________________________________________
==========================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.


32        AIM HIGH INCOME MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Income Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio or class are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is to achieve a high a level of current income that is exempt from federal income taxes.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

        Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, Invesco Aim may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

        The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the tax period.


33        AIM HIGH INCOME MUNICIPAL FUND

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. LOWER-RATED SECURITIES -- The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claims.

J. OTHER RISKS -- The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claims.

        The value of, payment of interest on, repayment of principal for and the ability of the Fund to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers in which the Fund invests are located.

        Many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund.

        There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                        ANNUAL RATE
---------------------------------------------------------------------
First $500 million                                           0.60%
---------------------------------------------------------------------
Over $500 million up to and including $1 billion             0.55%
---------------------------------------------------------------------
Over $1 billion up to and including $1.5 billion             0.50%
---------------------------------------------------------------------
Over $1.5 billion                                            0.45%
_____________________________________________________________________
=====================================================================




  The Advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Institutional Class shares to 0.70%, 1.45%, 1.45% and 0.45% of average daily net assets, respectively. Effective May 1, 2008, the Advisor has voluntarily agreed to increase such expense limits by 0.05%. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
(vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund on February 29, 2008, to be effective as of May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  For the year ended March 31, 2008, the Advisor waived advisory fees of $1,440,214 and reimbursed class specific expenses of $179,112, $15,171, $44,444 and $47,118 for Class A, Class B, Class C and Institutional Class shares, respectively.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $2,586.


34        AIM HIGH INCOME MUNICIPAL FUND

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2008, IADI advised the Fund that IADI retained $268,727 in front-end sales commissions from the sale of Class A shares and $159,268, $60,126 and $40,465 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $5,085.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended March 31, 2008, the Fund paid legal fees of $3,951 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets.

  Additionally, the Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by Invesco Aim, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended March 31, 2008, the Fund did not borrow under the uncommitted unsecured revolving credit facility.


35        AIM HIGH INCOME MUNICIPAL FUND

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2008 and 2007 was as follows:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Distributions paid from:
  Distributions paid from: ordinary income                                   $     1,678     $        --
--------------------------------------------------------------------------------------------------------
  Distributions paid from: ordinary income-tax exempt                         30,017,928      22,489,092
========================================================================================================
Total distributions                                                          $30,019,606     $22,489,092
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS:

As of March 31, 2008, the components of net assets on a tax basis were as follows:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    952,640
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (35,848,400)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (59,166)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (17,295,344)
------------------------------------------------------------------------------------------------
Post-October capital loss deferral                                                    (7,760,384)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        660,244,023
================================================================================================
Total net assets                                                                    $600,233,369
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable to the treatment of bond premiums.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of March 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
March 31, 2009                                                                     $ 3,558,415
-----------------------------------------------------------------------------------------------
March 31, 2010                                                                       3,255,459
-----------------------------------------------------------------------------------------------
March 31, 2011                                                                         972,821
-----------------------------------------------------------------------------------------------
March 31, 2012                                                                       1,072,111
-----------------------------------------------------------------------------------------------
March 31, 2013                                                                       2,599,981
-----------------------------------------------------------------------------------------------
March 31, 2014                                                                         376,854
-----------------------------------------------------------------------------------------------
March 31, 2015                                                                         622,423
-----------------------------------------------------------------------------------------------
March 31, 2016                                                                       4,837,280
===============================================================================================
Total capital loss carryforward                                                    $17,295,344
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2008 was $264,142,352 and $136,107,795, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $  9,447,778
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (45,296,178)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(35,848,400)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $622,867,992.




36        AIM HIGH INCOME MUNICIPAL FUND

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and sales of defaulted bonds, on March 31, 2008, undistributed net investment income was increased by $5,134, undistributed net realized gain
(loss) was increased by $990,761 and shares of beneficial interest decreased by $995,895. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A, Class B, Class C and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The Fund is offered on a limited basis to certain investors. The limited offering is subject to the terms and conditions set forth in the prospectus, and the Fund may cease the limited offering and/or resume sales to other new investors on a future date if the Advisor determines it is appropriate and the Board of Trustees approves.

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                            -------------------------------------------------------------
                                                                       2008(a)                            2007
                                                            -----------------------------     ---------------------------
                                                               SHARES           AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    29,106,407     $ 258,022,679     16,596,537     $149,511,636
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       516,909         4,619,453        383,714        3,455,549
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     6,121,408        54,574,112      3,663,066       32,997,731
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         5,635,118        49,107,973      5,689,567       51,640,436
=========================================================================================================================

Issued as reinvestment of dividends:
  Class A                                                     1,360,638        11,814,457      1,003,723        9,114,243
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        70,867           617,692         78,603          713,946
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       320,290         2,780,041        221,714        2,014,084
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           286,723         2,477,814         89,182          817,494
=========================================================================================================================

Automatic conversion of Class B shares to Class A shares:
  Class A                                                       409,635         3,576,397        379,605        3,447,224
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (409,247)       (3,576,397)      (379,251)      (3,447,224)
=========================================================================================================================

Reacquired:
  Class A                                                   (21,964,011)     (190,932,220)    (7,459,810)     (67,770,400)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (1,110,227)       (9,709,349)      (877,610)      (7,959,883)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (3,382,887)      (29,371,863)    (1,396,106)     (12,644,084)
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (563,768)       (4,895,714)      (155,099)      (1,420,046)
=========================================================================================================================
                                                             16,397,855     $ 149,105,075     17,837,835     $160,470,706
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.


37        AIM HIGH INCOME MUNICIPAL FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                                          -----------------------------------------------------------
                                                                              YEAR ENDED MARCH 31,
                                                          -----------------------------------------------------------
                                                            2008         2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   9.15     $   8.97     $   8.76     $   8.73     $  8.64
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.45         0.45         0.47         0.51        0.51
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                             (0.96)        0.17         0.21         0.04        0.10
=====================================================================================================================
     Total from investment operations                        (0.51)        0.62         0.68         0.55        0.61
=====================================================================================================================
Less dividends from net investment income                    (0.44)       (0.44)       (0.47)       (0.52)      (0.52)
=====================================================================================================================
Net asset value, end of period                            $   8.20     $   9.15     $   8.97     $   8.76     $  8.73
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(a)                                              (5.70)%       7.11%        7.92%        6.51%       7.30%
_____________________________________________________________________________________________________________________
=====================================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $385,396     $348,602     $247,296     $132,996     $94,657
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              0.70%(b)     0.65%        0.56%        0.55%       0.55%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           0.98%(b)     1.01%        1.03%        1.08%       1.07%
=====================================================================================================================
Ratio of net investment income to average net assets          5.13%(b)     4.99%        5.18%        5.83%       5.91%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                         23%          10%          16%          12%         12%
_____________________________________________________________________________________________________________________
=====================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(b)  Ratios are based on average daily net assets of $405,277,039.

                                                                                    CLASS B
                                                            -------------------------------------------------------
                                                                              YEAR ENDED MARCH 31,
                                                            -------------------------------------------------------
                                                              2008        2007        2006        2005        2004
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  9.16     $  8.98     $  8.77     $  8.74     $  8.65
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.39        0.38        0.40        0.44        0.45
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                              (0.96)       0.18        0.21        0.05        0.10
===================================================================================================================
     Total from investment operations                         (0.57)       0.56        0.61        0.49        0.55
===================================================================================================================
Less dividends from net investment income                     (0.38)      (0.38)      (0.40)      (0.46)      (0.46)
===================================================================================================================
Net asset value, end of period                              $  8.21     $  9.16     $  8.98     $  8.77     $  8.74
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(a)                                               (6.39)%      6.31%       7.12%       5.73%       6.51%
___________________________________________________________________________________________________________________
===================================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $27,354     $39,066     $45,422     $46,429     $45,026
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               1.45%(b)    1.40%       1.31%       1.30%       1.30%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            1.73%(b)    1.76%       1.78%       1.83%       1.82%
===================================================================================================================
Ratio of net investment income to average net assets           4.38%(b)    4.24%       4.43%       5.08%       5.16%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                          23%         10%         16%         12%         12%
___________________________________________________________________________________________________________________
===================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(b)  Ratios are based on average daily net assets of $34,328,453.


38        AIM HIGH INCOME MUNICIPAL FUND

                                                                                    CLASS C
                                                            -------------------------------------------------------
                                                                              YEAR ENDED MARCH 31,
                                                            -------------------------------------------------------
                                                              2008        2007        2006        2005        2004
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  9.16     $  8.97     $  8.77     $  8.74     $  8.65
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.38        0.38        0.40        0.44        0.45
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                              (0.96)       0.19        0.20        0.05        0.10
===================================================================================================================
     Total from investment operations                         (0.58)       0.57        0.60        0.49        0.55
===================================================================================================================
Less dividends from net investment income                     (0.38)      (0.38)      (0.40)      (0.46)      (0.46)
===================================================================================================================
Net asset value, end of period                              $  8.20     $  9.16     $  8.97     $  8.77     $  8.74
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(a)                                               (6.51)%      6.43%       7.01%       5.73%       6.51%
___________________________________________________________________________________________________________________
===================================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $97,388     $80,702     $56,763     $33,114     $18,339
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               1.45%(b)    1.40%       1.31%       1.30%       1.30%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            1.73%(b)    1.76%       1.78%       1.83%       1.82%
===================================================================================================================
Ratio of net investment income to average net assets           4.38%(b)    4.24%       4.43%       5.08%       5.16%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                          23%         10%         16%         12%         12%
___________________________________________________________________________________________________________________
===================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(b)  Ratios are based on average daily net assets of $100,562,272.

                                                                          INSTITUTIONAL CLASS
                                                             --------------------------------------------
                                                                                         JULY 31, 2006
                                                                                      (COMMENCEMENT DATE)
                                                             YEAR ENDED MARCH 31,         TO MARCH 31,
                                                                     2008                     2007
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  9.16                 $  8.98
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.47                    0.32
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                                      (0.96)                   0.17
=========================================================================================================
     Total from investment operations                                 (0.49)                   0.49
=========================================================================================================
Less dividends from net investment income                             (0.47)                  (0.31)
=========================================================================================================
Net asset value, end of period                                      $  8.20                 $  9.16
_________________________________________________________________________________________________________
=========================================================================================================
Total return(a)                                                       (5.56)%                  5.53%
_________________________________________________________________________________________________________
=========================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $90,096                 $51,501
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       0.45%(b)                0.40%(c)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    0.75%(b)                0.77%(c)
=========================================================================================================
Ratio of net investment income to average net assets                   5.38%(b)                5.24%(c)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(d)                                               23%                     10%
_________________________________________________________________________________________________________
=========================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $69,923,303.
(c)  Annualized.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.



39        AIM HIGH INCOME MUNICIPAL FUND

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


  On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the Invesco Aim Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing. The parties settled this case and it was dismissed with prejudice on May 6, 2008.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more Invesco Aim
Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



40        AIM HIGH INCOME MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Tax-Exempt Funds and Shareholders of AIM High Income Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM High Income Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds, hereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated within the three year in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before March 31, 2005 were audited by another independent registered public accounting firm whose report dated May 18, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

May 15, 2008
Houston, Texas




41        AIM HIGH INCOME MUNICIPAL FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007, through March 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (10/01/07)   (03/31/08)(1)  PERIOD(2,3)    (03/31/08)   PERIOD(2,4)   RATIO(2)
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $955.50        $3.42       $1,021.50       $3.54        0.70%
---------------------------------------------------------------------------------------------------
        B            1,000.00        953.10         7.08        1,017.75        7.31        1.45
---------------------------------------------------------------------------------------------------
        C            1,000.00        952.00         7.08        1,017.75        7.31        1.45
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2007, through March 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year. Effective on May 1, 2008, the expense limit rate was increased by 0.05% per class. The annualized expense ratio restated as if this change had been in effect throughout the entire most recent fiscal half year is 0.75%, 1.50%, and 1.50% for the Class A, B and C shares, respectively.
(3) The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $3.67, $7.32 and $7.32 for the Class A, B and C shares, respectively.
(4) The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $3.79, $7.57 and $7.57 for the Class A, B and C shares, respectively.


42        AIM HIGH INCOME MUNICIPAL FUND

APPROVAL OF SUB-ADVISORY AGREEMENT

At in-person meetings held on December          A. Nature, Extent and Quality of          the Fund's sub-advisory fees were fair and
12-13, 2007, the Board of Trustees of AIM          Services to be Provided by the         reasonable.
Tax-Exempt Funds (the "Board"), including          Affiliated Sub-Advisors
a majority of the independent trustees,                                                      D. Financial Resources of the
voting separately, approved the              The Board reviewed the services to be              Affiliated Sub-Advisors
sub-advisory agreement for AIM High Income   provided by the Affiliated Sub-Advisors
Municipal Fund (the "Fund"), effective on    under the sub-advisory agreement and the     The Board considered whether each
or about May 1, 2008. In so doing, the       credentials and experience of the officers   Affili-ated Sub-Advisor is financially
Board determined that the sub-advisory       and employees of the Affiliated              sound and has the resources necessary to
agreement is in the best interests of the    Sub-Advisors who will provide these          perform its obligations under the
Fund and its shareholders and that the       services. The Board concluded that the       sub-advisory agreement, and concluded that
compensation to AIM Funds Management Inc.    nature, extent and quality of the services   each Affiliated Sub-Advisor has the
(AIM Funds Management Inc. anticipates       to be provided by the Affiliated             financial resources necessary to fulfill
changing its name to Invesco Trimark         Sub-Advisors were appropriate. The Board     these obligations.
Investment Management Inc. on or prior to    noted that the Affiliated Sub-Advisors,
December 31, 2008), Invesco Asset            which have offices and personnel that are
Management Deutschland, GmbH, Invesco        geographically dispersed in financial
Asset Management Ltd., Invesco Asset         centers around the world, have been formed
Management (Japan) Limited, Invesco          in part for the purpose of researching and
Australia Limited, Invesco Global Asset      compiling information and making
Management (N.A.), Inc., Invesco Hong Kong   recommendations on the markets and
Limited, Invesco Institutional (N.A.),       economies of various countries and
Inc., and Invesco Senior Secured             securities of companies located in such
Management, Inc. (collectively, the          countries or on various types of
"Affiliated Sub-Advisors") under the         investments and investment techniques, and
sub-advisory agreement is fair and           providing investment advisory services.
reasonable.                                  The Board concluded that the sub-advisory
                                             agreement will benefit the Fund and its
   The independent trustees met separately   shareholders by permitting Invesco Aim to
during their evaluation of the               utilize the additional resources and
sub-advisory agreement with independent      talent of the Affiliated Sub-Advisors in
legal counsel from whom they received        managing the Fund.
independent legal advice, and the
independent trustees also received              B. Fund Performance
assistance during their deliberations from
the independent Senior Officer, a            The Board did not view Fund performance as
full-time officer of the AIM Funds who       a relevant factor in considering whether
reports directly to the independent          to approve the sub-advisory agreement for
trustees. The sub-advisory agreement was     the Fund, as no Affiliated Sub-Advisor
considered separately for the Fund,          currently serves as sub-advisor to the
although the Board also considered the       Fund.
common interests of all of the AIM Funds
in their deliberations. The Board               C. Sub-Advisory Fees
comprehensively considered all of the
information provided to them and did not     The Board considered the services to be
identify any particular factor that was      provided by the Affiliated Sub-Advisors
controlling. Furthermore, each trustee may   pursuant to the sub-advisory agreement and
have evaluated the information provided      the services to be provided by Invesco Aim
differently from one another and             pursuant to the Fund's advisory agreement,
attributed different weight to the various   as well as the allocation of fees between
factors.                                     Invesco Aim and the Affiliated
                                             Sub-Advisors pursuant to the sub-advisory
   Set forth below is a discussion of the    agreement. The Board noted that the
material factors and related conclusions     sub-advisory fees have no direct effect on
that formed the basis for the Board's        the Fund or its shareholders, as they are
approval of the sub-advisory agreement for   paid by Invesco Aim to the Affiliated
the Fund.                                    Sub-Advisors, and that Invesco Aim and the
                                             Affiliated Sub-Advisors are affiliates.
                                             After taking account of the Fund's
                                             contractual sub-advisory fee rate, as well
                                             as other relevant factors, the Board
                                             concluded that


43   AIM HIGH INCOME MUNICIPAL FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Tax-Exempt Interest Dividends*                         100%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2007, September 30, 2007 and December 31, 2007 were 99.99%, 99.82%, and 99.99%, respectively.


44        AIM HIGH INCOME MUNICIPAL FUND

PROXY RESULTS

A Special Meeting ("Meeting") of Shareholders of AIM High Income Municipal Fund, an investment portfolio of AIM Tax-Exempt Funds, a Delaware statutory trust ("Trust"), was held on February 29, 2008. The Meeting was held for the following purposes:

(1) Elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

(3) Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

The results of the voting on the above matters were as follows:


                                                                                               WITHHELD/
      MATTER                                                                VOTES FOR        ABSTENTIONS**
----------------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker......................................................   88,044,382          2,373,838
      Frank S. Bayley...................................................   88,036,896          2,381,324
      James T. Bunch....................................................   88,058,339          2,359,881
      Bruce L. Crockett.................................................   88,071,098          2,347,122
      Albert R. Dowden..................................................   88,061,683          2,356,537
      Jack M. Fields....................................................   88,049,878          2,368,342
      Martin L. Flanagan................................................   88,074,545          2,343,675
      Carl Frischling...................................................   88,098,943          2,319,277
      Prema Mathai-Davis................................................   87,995,654          2,422,566
      Lewis F. Pennock..................................................   88,076,134          2,342,086
      Larry Soll, Ph.D..................................................   88,015,067          2,403,153
      Raymond Stickel, Jr...............................................   88,060,563          2,357,657
      Philip A. Taylor..................................................   88,073,383          2,344,837




                                                                              VOTES           WITHHELD/           BROKER
                                                           VOTES FOR         AGAINST         ABSTENTIONS         NON-VOTES
--------------------------------------------------------------------------------------------------------------------------
(2)*  Approve an amendment to the Trust's Agreement and
      Declaration of Trust that would permit the Board
      of Trustees of the Trust to terminate the Trust,
      the Fund, and each other series portfolio of the
      Trust, or a share class without a shareholder
      vote.............................................   65,406,627        5,245,717         3,279,097         16,486,779
(3)   Approve a new sub-advisory agreement between
      Invesco Aim Advisors, Inc. and each of AIM Funds
      Management, Inc.; Invesco Asset Management
      Deutschland, GmbH; Invesco Asset Management
      Limited; Invesco Asset Management (Japan)
      Limited; Invesco Australia Limited; Invesco
      Global Asset Management (N.A.), Inc.; Invesco
      Hong Kong Limited; Invesco Institutional (N.A.),
      Inc.; and Invesco Senior Secured Management,
      Inc..............................................   33,819,669        1,036,022         1,631,337         11,226,001



 * Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Tax-Exempt Funds.

** Includes Broker Non-Votes.


45        AIM HIGH INCOME MUNICIPAL FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company) and INVESCO North American Holdings, Inc. (holding company); Chairman and President, INVESCO Group Services,
                                              Inc. (service provider); Trustee, The AIM Family of Funds--
                                              Registered Trademark--; Vice Chairman, Investment Company
                                              Institute; and Member of Executive Board, SMU Cox School of
                                              Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Director, Chief Executive Officer and President, AIM Mutual   None
 Trustee, President and                       Fund Dealer Inc. (registered broker dealer), Invesco Aim
 Principal                                    Advisors, Inc., AIM Funds Management Inc. d/b/a INVESCO
 Executive Officer                            Enterprise Services (registered investment advisor and
                                              registered transfer agent), AIM Trimark Corporate Class Inc.
                                              (formerly AIM Trimark Global Fund Inc.) (corporate mutual
                                              fund company), 1371 Preferred Inc. (holding company); AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director,
                                              Chairman, Chief Executive Officer and President, Invesco Aim
                                              Management Group, Inc. (financial services holding company)
                                              and Invesco Aim Capital Management, Inc. (registered
                                              investment advisor); Director and President, INVESCO Funds
                                              Group, Inc. (registered investment advisor and register
                                              transfer agent) and AIM GP Canada Inc. (general partner for a limited partnership); Director, Invesco Aim Distributors,
                                              Inc. (registered broker dealer); Director and Chairman,
                                              Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker
                                              dealer); Director, President and Chairman, IVZ Callco Inc.
                                              (holding company), INVESCO Inc. (holding company) and AIM
                                              Canada Holdings Inc. (holding company); Trustee, President and Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust, Short-Term Investments Trust and Tax-Free Investments
                                              Trust); Trustee and Executive Vice President, The AIM Family
                                              of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust, Short-Term Investments Trust and Tax-Free Investments
                                              Trust only); and Manager, Invesco PowerShares Capital
                                              Management LLC

                                              Formerly: Director and Chairman, Fund Management Company
                                              (registered broker dealer); President and Principal
                                              Executive Officer, The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term
                                              Investments Trust and Tax-Free Investments Trust only);
                                              Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            and Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider)
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     None
 Trustee                                      firm)

                                              Formerly: Director, Policy Studies, Inc. and Van Gilder
                                              Insurance Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Reich & Tang Funds (Chairman)
                                              (registered investment company) (7 portfolios), Daily Income
                                              Fund (4 portfolios), California Daily Tax Free Income Fund,
                                              Inc., Connecticut Daily Tax Free Income Fund, Inc. and New
                                              Jersey Daily Municipal Fund, Inc., Annuity and Life Re
                                              (Holdings), Ltd. (insurance company), and Homeowners of
                                              America Holding Corporation (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various affiliated Volvo companies; and
                                              Director, Magellan Insurance Company

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee

                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


46        AIM HIGH INCOME MUNICIPAL FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary of The AIM Family of Funds--
                                              Registered Trademark--; and Manager, Invesco PowerShares Capital
                                              Management LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); General Counsel and Secretary,
                                              Pilgrim Baxter Value Investors (an investment adviser); Chief
                                              Operating Officer, General Counsel and Secretary, Old Mutual
                                              Investment Partners (a broker-dealer); General Counsel and
                                              Secretary, Old Mutual Fund Services (an administrator); General
                                              Counsel and Secretary, Old Mutual Shareholder Services (a
                                              shareholder servicing center); Executive Vice President, General
                                              Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors
                                              Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President of    N/A
 Vice President                               The AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President of The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and AIM Investment Services, Inc.; Senior Vice
                                              President, Chief Legal Officer and Secretary of The AIM Family of
                                              Funds--Registered Trademark--; Director and Vice President,
                                              INVESCO Distributors, Inc. and Chief Executive Officer and
                                              President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sidney M. Dilgren -- 1961      2004          Vice President, Invesco Aim Advisors, Inc. and Invesco Aim         N/A
 Vice President, Principal                    Capital Management, Inc.; and Vice President, Treasurer and
 Financial Officer and                        Principal Financial Officer of The AIM Family of Funds--
 Treasurer                                    Registered Trademark--

                                              Formerly: Fund Treasurer, Invesco Aim Advisors, Inc.; Senior Vice
                                              President, Invesco Aim Investment Services, Inc.; and Vice
                                              President, Invesco Aim Distributors, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust, Short-Term Investments Trust
                                              and Tax-Free Investments Trust); and President and Principal
                                              Executive Officer, The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

                                              Formerly: Director and President, Fund Management Company; Chief
                                              Cash Management Officer and Managing Director, Invesco Aim
                                              Capital Management, Inc.; Vice President, Invesco Aim Advisors,
                                              Inc. and The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and Tax-
                                              Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., AIM Investment Services, Inc., Invesco Aim
                                              Private Asset Management, Inc. and The AIM Family of Funds--
                                              Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer of The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.,
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; Global Head of Product Development,
                                              AIG-Global Investment Group, Inc.; and Chief Compliance Officer
                                              and Deputy General Counsel, AIG-SunAmerica Asset Management

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.


OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678

COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     The Bank of New York
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             2 Hanson Place
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              Brooklyn, NY 11217-1431
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739
                          Americas
                          New York, NY 10036-2714




47        AIM HIGH INCOME MUNICIPAL FUND

EDELIVERY
INVESCOAIM.COM/EDELIVERY

REGISTER FOR EDELIVERY - eDelivery is the process of receiving your fund and account information via e-mail.
Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an
e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?                                                        HOW DO I SIGN UP?

Register for eDelivery to:                                          It's easy. Just follow these simple steps:

-  save your Fund the cost of printing and postage.                 1. Log in to your account.

-  reduce the amount of paper you receive.                          2. Click on the "Service Center" tab.

-  gain access to your documents faster by not waiting for the      3. Select "Register for eDelivery" and complete the consent
   mail.                                                               process.

-  view your documents online anytime at your convenience.

- save the documents to your personal computer or print them out for your records.

This service is provided by Invesco Aim Investment Services, Inc.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC
Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim Web site,
inves-coaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

If used after July 20, 2008, this report must be accompanied by a Fund fact sheet or
Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim
--Service Mark-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset
Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management,
Inc., Invesco Global Asset Management (N.A.), Inc., AIM Funds Management Inc. (DBA AIM
Trimark Investments), Invesco Asset Management (Japan) Ltd. and Invesco Hong Kong Ltd.
are affiliated investment advisors that serve as the subadvisor for some of the products and services represented by Invesco Aim. AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. (DBA Invesco Trimark)
on or prior to Dec. 31, 2008. Invesco Aim Distributors, Inc. is the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds
represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of                   [INVESCO AIM LOGO]
Invesco Ltd.                                                                                          -- SERVICE MARK --

                                                            invescoaim.com   HIM-AR-1   Invesco Aim Distributors, Inc.

                                                        AIM TAX-EXEMPT CASH FUND
                                  Annual Report to Shareholders o March 31, 2008

[INVESCO AIM LOGO]
-- SERVICE MARK --

                               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
6    Schedule of Investments
9    Financial Statements
12   Notes to Financial Statements
15   Financial Highlights
17   Auditor's Report
18   Fund Expenses
19   Approval of Sub-Advisory Agreement
20   Tax Information
21   Results of Proxy
22   Trustees and Officers

                Dear Shareholders:

                We are pleased to present this report on the performance of AIM Tax-Exempt Cash Fund for the 12 months ended March
                31, 2008. Thank you for investing with us.

   [TAYLOR         The seven-day SEC yields (and their taxable equivalents) for the Fund's two share classes at the close of the
    PHOTO]      fiscal year are shown on page 3. As of March 31, 2008, the Fund's weighted average maturity stood at 23 days and its total net assets were $45.77 million.

                HOW WE INVEST

                We seek to provide as high a level of tax-exempt income as is consistent with preservation of capital and maintenance of liquidity. We invest in high-quality, short-term municipal obligations, focusing on:

                o    Safety, or preservation of capital, through rigorous credit analysis.

                o    Liquidity, through a combination of short-term cash management vehicles and selective use of longer maturity investments.

o    Yield that is exempt from federal income tax.

   The overall portfolio's structure depends on the supply and availability of municipal securities. Liquidity is managed using daily and weekly variable-rate demand notes. We may sell a security when there has been a negative change in an issuer's credit quality or because we can earn a higher yield elsewhere.

   One of the goals of money market funds, including AIM Tax-Exempt Cash Fund, is to preserve the value of an investment by maintaining a $1.00 per share net asset value. However, the Fund's shares are not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency, so it is possible to lose money by investing in the Fund.

MARKET CONDITIONS AFFECTING MONEY MARKET FUNDS

As you're no doubt aware, U.S. economic growth, while remaining positive, slowed considerably during the second half of the period covered by this report. Gross domestic product (GDP) rose at an annualized rate of 3.8%, 4.9% and 0.6%(1) in the second, third and fourth quarters of 2007, respectively. Early estimates put first-quarter 2008 GDP growth at an annualized rate of 0.6%.1

   Several factors contributed to this slowdown, including weakness in the housing market, rising energy prices, a credit "crunch"
and slowing consumer spending. These same factors caused the U.S. stock market to decline and become more volatile during the second half of the fiscal year.

   In response, the U.S. Federal Reserve Board (the Fed) aggressively lowered short-term interest rates. In six separate actions, the Fed cut its federal funds target rate by a total of 300 basis points, or 3.0%.(2) By lowering this key short-term interest rate from 5.25% to 2.25%(2), the Fed hoped to stimulate economic growth. Decreases in the federal funds target rate are reflected fairly rapidly in the yields of money market funds and other fixed income funds that invest primarily in short-term securities.

   In March 2008, the Fed also expanded its lending authority and increased liquidity in an effort to ensure the smooth functioning of financial markets. The central bank extended a line of credit to JPMorgan Chase to buy troubled investment bank Bear Stearns and it created a new program to provide loans directly to large investment banks. Previously, only commercial banks were eligible for such loans. Near the end of the fiscal year, the Fed promised to "act in a timely manner as needed to promote sustainable economic growth and price stability."

   The yield curve began the fiscal year somewhat inverted, with three-month Treasury bills yielding 5.03% and 30-year Treasuries yielding 4.84%.(3) By the close of the fiscal year, the yield curve was much more normal, with yields declining across the board.
As of March 31, 2008, three-month Treasury bills yielded 1.37% while 30-year Treasuries yielded 4.31%.(3) This change was due largely to the Fed's decision to lower short-term interest rate targets. Historically, inverted yield curves have been reliable predictors of economic difficulty, while normal-shaped or positive yield curves have portended a relatively healthy and expanding economy.

WELCOME TO INVESCO AIM

Market volatility is, of course, not new to anyone. What is new is our name, Invesco Aim, and our logo and look. In short, we have a new brand. If this is the first you're hearing of the new brand, you're probably asking "what does this mean?" It's simple: This brand better reflects our primary objective -- to put the interests of our investors first by offering diversified investment strategies that seek to help investors reach their financial goals. Invesco Aim represents the strength of global diversification you get through the combination of Invesco's worldwide resources and AIM's 30-year tradition of delivering quality investment products to the U.S. marketplace. As one of the world's largest and most diversified global investment organizations, Invesco has more than 500 investment professionals operating in investment centers in 25 cities, a presence in 12 countries and $500 billion in assets under management globally at the end of 2007.


2   AIM TAX-EXEMPT CASH FUND

   As for our new logo, it's fashioned after Ama Dablam, one of the most imposing and impressive peaks in the Himalayas. It represents what we hope you will envision when you think of Invesco Aim: stability, endurance, strength and longevity -- which are all, by the way, sound investment principles.

   While our name, logo and look have changed, the names of your funds and their trading symbols remain the same -- as do all of our telephone contact numbers. Most important, our commitment to serving you remains the same. All of us at Invesco Aim will continue to strive to provide you with solid investment performance, attractive product solutions and high-quality customer service. Regardless of market conditions, Invesco Aim will hold true to its mission: seeking to build financial security for investors.

   To learn more, talk with your financial advisor and visit our new Web site: invescoaim.com.

   And may I be the first to say: welcome to Invesco Aim!

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
CEO, Invesco Aim
Senior Managing Director, Invesco

May 19, 2008

1 Bureau of Economic Analysis
2 U.S. Federal Reserve Board
3 Lehman Brothers Inc.

The views and opinions expressed in this letter are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

===============================================================================================  ===================================
AIM TAX-EXEMPT CASH FUND 7-DAY SEC YIELDS                                                        PORTFOLIO COMPOSITION BY
As of 3/31/08                                                                                    MATURITY
                                                                                                 In days, as of 3/31/08
                                                                             TAXABLE EQUIVALENT
                                                            7-DAY SEC YIELD    7-DAY SEC YIELD   1-7      87.8%
                                                              HAD FEES NOT      HAD FEES NOT     8-30     0.5
                                                              BEEN WAIVED        BEEN WAIVED     31-90    3.1
                                        TAXABLE EQUIVALENT  AND/OR EXPENSES    AND/OR EXPENSES   91-180   5.0
                       7-DAY SEC YIELD   7-DAY SEC YIELD*      REIMBURSED        REIMBURSED*     181+     3.6
Class A Shares              1.73%              2.66%             1.58%              2.43%
Investor Class Shares       1.83               2.82              1.83               2.82

*  Based on the highest personal income tax rate in effect on March 31, 2008 -- 35%.             The number of days to maturity of
   Yields will fluctuate.                                                                        each holding is determined in
                                                                                                 accordance with the provisions of
                                                                                                 Rule 2a-7 under the Investment
                                                                                                 Company Act of 1940.
===============================================================================================  ===================================

PERFORMANCE QUOTED IS PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER.
VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE.


3   AIM TAX-EXEMPT CASH FUND

                 Dear Fellow AIM Fund Shareholders:

                 The lines of communication are open: More than 250 of you have responded to the invitation I extended in my previous letter to complete an online survey, and more than 50 shareholders have contacted me directly by e-mail.
                 When I could respond quickly and easily to a shareholder's specific concern I did, but the messages for the most
   [CROCKETT     part raised consistent issues that I respond to here.
    PHOTO]
                    I have received many suggestions, a few complaints, and one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would
Bruce Crockett   prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

   Online survey responders preferred electronic communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

   The correspondence shows that improving fund performance and reducing shareholder costs remain the key shareholder concerns.
Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry
Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with Invesco Aim to make improved performance a top priority for all fund managers.

   Expense levels came up as another dominant issue, and no respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

   The value of communication between the Board and shareholders has been noted within and beyond the Invesco Aim community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar(TM), the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where Invesco Aim was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

   In other news, Ruth Quigley retired from your Board at the end of 2007, and we thank her for her many years of dedicated service.
Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathai-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

   Your Board looks forward to another year of diligent effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

May 19, 2008


4   AIM TAX-EXEMPT CASH FUND

AIM TAX-EXEMPT CASH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE AS HIGH A LEVEL OF
TAX-EXEMPT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND
MAINTENANCE OF LIQUIDITY.

o  Unless otherwise stated, information presented in this report is as of March 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  The prices of securities held by the
                                                Fund may decline in response to market
o  Investor Class shares are closed to          risks.
   most investors. For more information on
   who may continue to invest in Investor    o  The value of, payment of interest and
   Class shares, please see the                 repayment of principal with respect to,
   prospectus.                                  and the ability of the Fund to sell, a
                                                municipal security may be affected by
PRINCIPAL RISKS OF INVESTING IN THE FUND        constitutional amendments, legislative
                                                enactments, executive orders,
o  Because many municipal securities are        administrative regulations and voter
   issued to finance similar projects,          initiatives as well as the economics of
   especially those relating to education,      the regions in which the issuers in
   health care, transportation and              which the Fund invests are located.
   utilities, conditions in those sectors
   can affect the overall municipal          o  The tax-exempt character of the
   securities market and the Fund.              interest paid on synthetic municipal
                                                securities is based on the tax-exempt
o  Credit risk is the risk of loss on an        income stream from the collateral. The
   investment due to the deterioration of       Internal Revenue Service has not ruled
   an issuer's financial health. Such a         on this issue and could deem income
   deterioration of financial health may        derived from synthetic municipal
   result in a reduction of the credit          securities to be taxable.
   rating of the issuer's securities and
   may lead to the issuer's inability to     o  The Fund may use enhanced investment
   honor its contractual obligations            techniques such as derivatives. The
   including making timely payment of           principal risk of derivatives is that
   interest and principal.                      the fluctuations in their values may
                                                not correlate perfectly with the
o  U.S. dollar denominated securities           overall securities markets. Derivatives
   which carry foreign credit exposure may      are subject to counterparty risk--the
   be affected by unfavorable political,        risk that the other party will not
   economic or governmental developments        complete the transaction with the Fund.
   that could affect the repayment of
   principal or the payment of interest.     FUND NASDAQ SYMBOLS

o  Interest rate risk refers to the risk     Class A Shares          ACSXX
   that bond prices generally fall as
   interest rates rise; conversely, bond     Investor Class Shares   TEIXX
   prices generally rise as interest rates
   fall.

o  There is no guarantee that the
   investment techniques and risk analyses
   used by the Fund's portfolio managers
   will produce the desired results.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY
AND IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, A DEPOSITORY INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION,
INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE


5   AIM TAX-EXEMPT CASH FUND

SCHEDULE OF INVESTMENTS

March 31, 2008




                                                                          PRINCIPAL
                                                    INTEREST   MATURITY     AMOUNT
                                                      RATE       DATE       (000)        VALUE
-------------------------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS-107.09%

ALABAMA-5.13%

  Oxford (City of); Series 2003, Unlimited Tax VRD
     GO Wts. (LOC-Branch Banking & Trust
     Co.)(a)(b)                                       2.35%    07/01/15     $2,350    $ 2,350,000
=================================================================================================


COLORADO-5.40%

  Arvada (City of); Series 2001, Water Enterprise
     VRD RB (INS-Financial Securities Assurance
     Inc.)(b)(c)                                      3.40%    11/01/20        700        700,000
-------------------------------------------------------------------------------------------------
  Concord (Metropolitan District of); Series 2004,
     Refunding & Improvement Unlimited Tax VRD GO
     (LOC-Wells Fargo Bank, N.A.)(a)(b)               3.50%    12/01/08        600        600,000
-------------------------------------------------------------------------------------------------
  Cornerstar (Metropolitan District of); Series
     2007, Special VRD RB (LOC-Banco Bilbao
     Vizcaya Argentaria, S.A.)(a)(b)(d)               2.29%    12/01/37        800        800,000
-------------------------------------------------------------------------------------------------
  Loveland (City of) (Safeway Inc. Projects);
     Series 1993, Refunding VRD IDR (LOC-Deutsche
     Bank A.G.)(a)(d)                                 3.90%    06/01/08        370        370,000
=================================================================================================
                                                                                        2,470,000
=================================================================================================


DISTRICT OF COLUMBIA-4.25%

  District of Columbia (Resources for the Future
     Inc.); Series 1998, VRD RB (LOC-Citibank
     N.A.)(a)(b)(e)                                   2.12%    08/01/29      1,945      1,945,000
=================================================================================================


FLORIDA-3.53%

  Jacksonville (City of) Health Facilities
     Authority (University of Florida Jacksonville
     Physicians, Inc. Project); Series 2002,
     Health Care Facilities VRD RB (LOC-Bank of
     America, N.A.)(a)(b)                             2.15%    06/01/22        907        907,000
-------------------------------------------------------------------------------------------------
  Jupiter Island (Town of) (South Martin Regional
     Utility); Series 1998, Utility System
     RB(f)(g)                                         5.00%    10/01/08        300        306,817
-------------------------------------------------------------------------------------------------
  Seminole (County of) Industrial Development
     Authority (Florida Living Nursing Center,
     Inc.); Series 1991, Multi-Modal Health
     Facilities VRD IDR (LOC-Bank of America,
     N.A.)(a)(b)                                      2.41%    02/01/11        400        400,000
=================================================================================================
                                                                                        1,613,817
=================================================================================================


GEORGIA-2.62%

  Tallapoosa (City of) Development Authority
     (United States Can Co. Project); Series 1994,
     Refunding VRD IDR (LOC-Deutsche Bank
     A.G.)(a)(b)(d)                                   3.50%    02/01/15      1,200      1,200,000
=================================================================================================


ILLINOIS-18.10%

  Illinois (State of) Development Finance
     Authority (Countryside Montessori Schools,
     Inc. Project); Series 1997, VRD IDR (LOC-Bank
     of America, N.A.)(a)(b)(e)                       2.10%    06/01/17        650        650,000
-------------------------------------------------------------------------------------------------
  Illinois (State of) Development Finance
     Authority (Institute of Gas Technology
     Project); Series 1999, VRD IDR (LOC-Harris
     N.A.)(a)(b)                                      2.25%    09/01/24      1,800      1,800,000
-------------------------------------------------------------------------------------------------
  Illinois (State of) Development Finance
     Authority (Radiological Society of North
     America, Inc. Project); Series 1997, VRD RB
     (LOC-JPMorgan Chase Bank, N.A.)(a)(b)(e)         3.60%    06/01/17        800        800,000
-------------------------------------------------------------------------------------------------
  Illinois (State of) Educational Facilities
     Authority (Dominican University); Series 2000
     B, VRD RB (LOC-Allied Irish Banks
     PLC)(a)(b)(d)                                    2.25%    10/01/30      2,484      2,484,000
-------------------------------------------------------------------------------------------------
  Illinois (State of) Educational Facilities
     Authority (Newberry Library (The)); Series
     1988, VRD RB (LOC-Northern Trust Co.)(a)(b)      3.50%    03/01/28        900        900,000
-------------------------------------------------------------------------------------------------
  Illinois (State of) Educational Facilities
     Authority (The University of Chicago); Series
     2001 B-1, VRD RB                                 3.45%    07/01/08        500        500,411
-------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Advocate
     Health Care Network); Series 2008 A-2, VRD
     RB(b)                                            1.90%    02/05/09        250        250,000
-------------------------------------------------------------------------------------------------
  Naperville (City of) (DuPage Children's Museum
     Project); Series 2000, VRD RB (LOC-JPMorgan
     Chase Bank, N.A.)(a)(b)                          3.50%    06/01/30        900        900,000
=================================================================================================
                                                                                        8,284,411
=================================================================================================


INDIANA-1.96%

  Indiana (State of) Health Facility Financing
     Authority (Stone Belt Arc, Inc. Project);
     Series 2005, VRD RB (LOC-JPMorgan Chase Bank,
     N.A.)(a)(b)                                      3.60%    02/01/25        895        895,000
=================================================================================================


IOWA-5.20%

  Iowa (State of) Finance Authority (YMCA
     Project); Series 2000, Economic Development
     VRD RB (LOC-Wells Fargo Bank, N.A.)(a)(b)        2.36%    06/01/10      2,380      2,380,000
=================================================================================================


KENTUCKY-1.87%

  Ewing (City of) Kentucky Area Development
     Districts Financing Trust; Series 2000, Lease
     Acquisition Program VRD RB (LOC-Wachovia
     Bank, N.A.)(a)(b)                                2.20%    06/01/33        858        858,000
=================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        AIM TAX-EXEMPT CASH FUND

                                                                          PRINCIPAL
                                                    INTEREST   MATURITY     AMOUNT
                                                      RATE       DATE       (000)        VALUE
-------------------------------------------------------------------------------------------------
MARYLAND-0.49%

  Baltimore (County of) (Blue Circle Inc.
     Project); Series 1992, Refunding Economic
     Development VRD RB (LOC-BNP Paribas)(a)(b)(d)    2.25%    12/01/17     $  226    $   226,000
=================================================================================================


NORTH CAROLINA-4.18%

  North Carolina (State of) Capital Facilities
     Finance Agency (North Carolina Aquarium
     Society Project); Series 2004, VRD RB
     (LOC-Bank of America, N.A.)(a)(b)                2.10%    06/01/26        775        775,000
-------------------------------------------------------------------------------------------------
  North Carolina (State of) Educational Facilities
     Finance Agency (Charlotte Latin Schools,
     Inc.); Series 1999, Educational Facilities
     VRD RB (LOC-Wachovia Bank, N.A.)(a)(b)           2.13%    01/01/25        500        500,000
-------------------------------------------------------------------------------------------------
  North Carolina (State of); Series 1998A, Public
     School Building Unlimited Tax GO(f)(g)           4.75%    04/01/08        625        637,500
=================================================================================================
                                                                                        1,912,500
=================================================================================================


NORTH DAKOTA-9.26%

  Fargo (City of) (Case Oil Co. Project); Series
     1984, Commercial Development VRD RB (LOC-U.S.
     Bank N.A.)(a)(b)                                 2.40%    12/01/14      4,240      4,240,000
=================================================================================================


OHIO-5.90%

  Butler (County of) Port Authority (Great Miami
     Valley YMCA (The) Project); Series 2007,
     Refunding & Improvement Economic Development
     Facilities VRD RB (LOC-JPMorgan Chase Bank,
     N.A.)(a)(b)                                      3.60%    09/01/37      2,300      2,300,000
-------------------------------------------------------------------------------------------------
  Hamilton (County of) (Children's Hospital
     Medical Center); Series 1997A, Hospital
     Facilities VRD RB (LOC-PNC Bank, N.A.)(a)(b)     2.21%    05/15/17        400        400,000
=================================================================================================
                                                                                        2,700,000
=================================================================================================


OKLAHOMA-8.13%

  Oklahoma (County of) Finance Authority (Oxford
     Oaks, Watersedge & Gardens at Reding
     Apartments Projects); Series 2000, Refunding
     Multi-Family Housing VRD RB (CEP-Federal
     National Mortgage Association)(b)                2.14%    07/15/30      1,952      1,952,000
-------------------------------------------------------------------------------------------------
  Oklahoma (State of) Water Resources Board;
     Series 1995, State Loan Program VRD RB           1.80%    09/02/08        370        370,000
-------------------------------------------------------------------------------------------------
     Series 2003A, State Loan Program VRD RB          3.54%    04/01/08        250        250,000
-------------------------------------------------------------------------------------------------
  Tulsa (County of) Industrial Authority; Series
     2003A, Capital Improvement VRD RB                3.45%    05/15/08      1,150      1,150,000
=================================================================================================
                                                                                        3,722,000
=================================================================================================


PENNSYLVANIA-5.79%

  Chartiers Valley (Community of) Industrial &
     Commercial Development Authority (Asbury
     Villas); Series 2000 B, VRD IDR (LOC-Fifth
     Third Bank)(a)(b)                                2.25%    12/01/30      2,650      2,650,000
=================================================================================================


SOUTH CAROLINA-4.37%

  Piedmont (City of) Municipal Power Agency;
     Series 1997 B, Refunding Electric VRD RB
     (INS-MBIA Insurance Corp.)(b)(c)                 2.85%    01/01/19      2,000      2,000,000
=================================================================================================


TENNESSEE-3.82%

  Hawkins (County of) Industrial Development Board
     (Leggett & Platt Inc.); Series 1988 B,
     Refunding VRD IDR (LOC-Wachovia Bank,
     N.A.)(a)(b)                                      2.39%    10/01/27      1,750      1,750,000
=================================================================================================


TEXAS-3.55%

  Bell (County of) Health Facilities Development
     Corp. (Buckner Retirement Services, Inc.
     Obligated Group Project); Series 1998,
     RB(f)(g)                                         5.25%    11/15/08        300        308,187
-------------------------------------------------------------------------------------------------
  Highland Park (City of) Independent School
     District; Series 1999, School Building
     Unlimited Tax GO(f)(g)                           5.75%    02/15/09        200        206,903
-------------------------------------------------------------------------------------------------
  Mesquite (City of) Independent School District;
     Series 2003, Refunding School Building
     Unlimited Tax GO (CEP-Texas Permanent School
     Fund)                                            5.00%    08/15/08        300        302,128
-------------------------------------------------------------------------------------------------
  San Antonio (City of) Independent School
     District; Series 1997, School Building
     Unlimited Tax GO(f)(g)                           5.00%    08/15/08        250        252,199
-------------------------------------------------------------------------------------------------
  Texas (State of) Transportation Commission
     (State Highway Fund); Series 2006-A, First
     Tier RB                                          5.00%    04/01/08        200        200,000
-------------------------------------------------------------------------------------------------
  University of Texas System Board of Regents;
     Series 1997, Permanent University Fund RB        5.25%    07/01/08        355        357,625
=================================================================================================
                                                                                        1,627,042
=================================================================================================


UTAH-0.89%

  University of Utah Board of Regents; Series
     1998, Hospital RB(f)(g)                          5.25%    08/01/08        400        405,906
=================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        AIM TAX-EXEMPT CASH FUND

                                                                          PRINCIPAL
                                                    INTEREST   MATURITY     AMOUNT
                                                      RATE       DATE       (000)        VALUE
-------------------------------------------------------------------------------------------------
WASHINGTON-6.23%

  Lake Tapps Parkway Properties; Series 1999 A,
     Special VRD RB (LOC-U.S. Bank, N.A.)(a)(b)       2.36%    12/01/19     $1,731    $ 1,731,000
-------------------------------------------------------------------------------------------------
  Washington (State of) Health Care Facilities
     Authority (Swedish Health Services); Series
     2006, VRD RB (LOC-Citibank, N.A.)(a)(b)(e)       2.18%    11/15/26      1,119      1,119,000
=================================================================================================
                                                                                        2,850,000
=================================================================================================


WEST VIRGINIA-1.39%

  Harrison (County of) Building Commission
     (Maplewood Retirement Community Project);
     Series 1998, Health Care RB(f)(g)                5.25%    04/01/08        625        637,500
=================================================================================================


WISCONSIN-5.03%

  Rock (County of); Series 2007, Promissory Notes
     Unlimited Tax GO                                 4.25%    07/10/08        300        300,355
-------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Froedtert & Community
     Health, Inc. Obligated Group); Series 2005 B,
     VRD RB(b)                                        4.50%    04/01/30      2,000      2,000,000
=================================================================================================
                                                                                        2,300,355
=================================================================================================
TOTAL INVESTMENTS-107.09% (Cost $49,017,531)(h)(i)                                     49,017,531
=================================================================================================
OTHER ASSETS LESS LIABILITIES-(7.09)%                                                  (3,246,119)
=================================================================================================
NET ASSETS-100.00%                                                                    $45,771,412
_________________________________________________________________________________________________
=================================================================================================




Investment Abbreviations:

CEP   - Credit Enhancement Provider
GO    - General Obligation Bonds
IDR   - Industrial Development Revenue Bonds
INS   - Insurer
LOC   - Letter of Credit
RB    - Revenue Bonds
VRD   - Variable Rate Demand
Wts.  - Warrants


Notes to Schedule of Investments:

(a) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(b) Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on March 31, 2008.
(c) Principal and/or interest payments are secured by the bond insurance company listed.
(d) The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: Ireland: 5.3%; other countries less than 5%: 5.6%.
(e) Security purchased in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at March 31, 2008 was $4,514,000, which represented 9.86% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(f) Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g) Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h) This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer's obligations but may be called upon to satisfy the issuer's obligations.

ENTITIES                                                                         PERCENTAGE
-------------------------------------------------------------------------------------------
U.S. Bank, N.A.                                                                     12.81%
-------------------------------------------------------------------------------------------
JP Morgan Chase Bank, N.A.                                                          10.50
-------------------------------------------------------------------------------------------
Wachovia Bank, N.A.                                                                  6.67
-------------------------------------------------------------------------------------------
Citibank, N.A.                                                                       6.58
-------------------------------------------------------------------------------------------
Wells Fargo Bank, N.A.                                                               6.40
-------------------------------------------------------------------------------------------
Bank of America, N.A.                                                                5.86
-------------------------------------------------------------------------------------------
Fifth Third Bank                                                                     5.69
-------------------------------------------------------------------------------------------
Allied Irish Bank, N.A.                                                              5.33
-------------------------------------------------------------------------------------------
Branch Banking and Trust Co.                                                         5.04
___________________________________________________________________________________________
===========================================================================================



(i)   Also represents cost for federal income tax purposes.



See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        AIM TAX-EXEMPT CASH FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2008




ASSETS:

Investments, at value (Cost $49,017,531)   $49,017,531
------------------------------------------------------
Cash                                             7,286
------------------------------------------------------
Receivables for:
  Fund shares sold                             194,712
------------------------------------------------------
  Interest                                     206,575
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             55,269
------------------------------------------------------
Other assets                                    25,613
======================================================
     Total assets                           49,506,986
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Investments purchased                      2,500,000
------------------------------------------------------
  Fund shares reacquired                     1,105,964
------------------------------------------------------
  Dividends                                      5,640
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              62,186
------------------------------------------------------
Accrued distribution fees                        2,979
------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                       3,638
------------------------------------------------------
Accrued transfer agent fees                      5,892
------------------------------------------------------
Accrued operating expenses                      49,275
======================================================
     Total liabilities                       3,735,574
======================================================
Net assets applicable to shares
  outstanding                              $45,771,412
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest              $45,749,501
------------------------------------------------------
Undistributed net investment income             21,911
======================================================
                                           $45,771,412
______________________________________________________
======================================================



NET ASSETS:

Class A                                    $31,812,078
______________________________________________________
======================================================
Investor Class                             $13,959,334
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                     31,804,791
______________________________________________________
======================================================
Investor Class                              13,984,245
______________________________________________________
======================================================
Net asset value, offering and redemption
  price per share for each class           $      1.00
______________________________________________________
======================================================







See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM TAX-EXEMPT CASH FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2008




INVESTMENT INCOME:

Interest                                                      $1,696,544
========================================================================


EXPENSES:

Advisory fees                                                    169,393
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                     2,211
------------------------------------------------------------------------
Distribution fees -- Class A                                      87,518
------------------------------------------------------------------------
Transfer agent fees                                               48,396
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                         17,152
------------------------------------------------------------------------
Registration and filing fees                                      43,473
------------------------------------------------------------------------
Professional services fees                                        47,256
------------------------------------------------------------------------
Other                                                             23,519
========================================================================
     Total expenses                                              488,918
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                 (56,501)
========================================================================
     Net expenses                                                432,417
========================================================================
Net investment income                                          1,264,127
========================================================================
Net increase in net assets resulting from operations          $1,264,127
________________________________________________________________________
========================================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM TAX-EXEMPT CASH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2008 and 2007



                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                      $ 1,264,127    $ 1,313,587
=======================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                       (904,833)      (950,591)
-------------------------------------------------------------------------------------------------------
  Investor Class                                                                (359,294)      (362,996)
=======================================================================================================
     Decrease in net assets resulting from distributions                      (1,264,127)    (1,313,587)
=======================================================================================================
Share transactions-net:
  Class A                                                                     (6,293,364)       277,094
-------------------------------------------------------------------------------------------------------
  Investor Class                                                                 755,614     (1,201,141)
=======================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (5,537,750)      (924,047)
=======================================================================================================
     Net increase (decrease) in net assets                                    (5,537,750)      (924,047)
=======================================================================================================


NET ASSETS:

  Beginning of year                                                           51,309,162     52,233,209
=======================================================================================================
  End of year (including undistributed net investment income of $21,911
     and $21,532, respectively)                                              $45,771,412    $51,309,162
_______________________________________________________________________________________________________
=======================================================================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM TAX-EXEMPT CASH FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Cash Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio or class are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, Invesco Aim may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

        The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these

12        AIM TAX-EXEMPT CASH FUND
      arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The value of, payment of interest on, repayment of principal for and the ability of the Fund to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers in which the Fund invests are located.

        Many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund.

        There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor at the annual rate of 0.35% of the Fund's average daily net assets.

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund on February 29, 2008, to be effective as of May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $2,156.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation up to a maximum annual rate of 0.25% of the Fund's average daily net assets of Class A shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own the shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. IADI has contractually agreed to waive 0.15% of the Rule 12b-1 plan fees of Class A shares through June 30, 2008. Pursuant to the Plans, for the year ended March 31, 2008, the Class A shares paid $35,007 after IADI waived Plan fees of 52,511.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2008, the Fund engaged in securities sales of $2,805,516, which resulted in net realized gains (losses) of $0 and securities purchases of $8,983,851.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $1,834.


13        AIM TAX-EXEMPT CASH FUND

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended March 31, 2008, the Fund paid legal fees of $2,761 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily overdraft or leave balances in its account with The Bank of New York Mellon (BNY Mellon), the custodian bank. To compensate BNY Mellon or the Fund for such activity, the Fund may either (i) leave funds or overdraft funds as a compensating balance in the account so BNY Mellon or the Fund can be compensated by earning additional interest; or (ii) pay to or receive from BNY Mellon compensation at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2008 and 2007 was as follows:

                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------
Distributions paid from ordinary income -- tax exempt                         $1,264,127     $1,313,587
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS:

As of March 31, 2008, the components of net assets on a tax basis were as follows:

                                                                                        2008
-----------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    71,313
-----------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (49,402)
-----------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        45,749,501
===============================================================================================
Total net assets                                                                    $45,711,412
_______________________________________________________________________________________________
===============================================================================================




  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward as of March 31, 2008.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book and tax treatment of certain proxy costs, on March 31, 2008, undistributed net investment income was increased by $379 and shares of beneficial interest decreased by $379. This reclassification had no effect on the net assets of the Fund.


14        AIM TAX-EXEMPT CASH FUND

NOTE 9--SHARE INFORMATION

The Fund currently consists of two different classes of shares: Class A and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC.

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                            -------------------------------------------------------------
                                                                       2008(a)                           2007
                                                            ----------------------------     ----------------------------
                                                               SHARES          AMOUNT           SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    66,669,421     $ 66,669,421      54,951,857     $ 54,951,857
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                              8,550,193        8,550,193       8,045,415        8,045,415
=========================================================================================================================

Issued as reinvestment of dividends:
  Class A                                                       878,146          878,146         922,101          922,101
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                347,849          347,849         350,054          350,054
=========================================================================================================================

Reacquired:
  Class A                                                   (73,840,931)     (73,840,931)    (55,596,864)     (55,596,864)
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                             (8,142,428)      (8,142,428)     (9,596,610)      (9,596,610)
=========================================================================================================================
                                                             (5,537,750)    $ (5,537,750)       (924,047)    $   (924,047)
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                                            -------------------------------------------------------
                                                                              YEAR ENDED MARCH 31,
                                                            -------------------------------------------------------
                                                              2008        2007        2006        2005        2004
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
-------------------------------------------------------------------------------------------------------------------
Net investment income                                          0.03        0.03        0.02        0.01       0.004
-------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                     (0.03)      (0.03)      (0.02)      (0.01)     (0.004)
===================================================================================================================
Net asset value, end of period                              $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(a)                                                2.62%       2.66%       1.88%       0.72%       0.41%
___________________________________________________________________________________________________________________
===================================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $31,812     $38,106     $37,828     $46,914     $75,547
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               0.92%(b)    1.03%       0.94%       0.80%       0.76%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            1.07%(b)    1.19%       1.09%       1.00%       0.91%
===================================================================================================================
Ratio of net investment income to average net assets           2.58%(b)    2.62%       1.84%       0.68%       0.40%
___________________________________________________________________________________________________________________
===================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)  Ratios are based on average daily net assets of $35,007,049.



15        AIM TAX-EXEMPT CASH FUND

                                                                               INVESTOR CLASS
                                                    -------------------------------------------------------------------
                                                                                                     SEPTEMBER 20, 2003
                                                                YEAR ENDED MARCH 31,                (COMMENCEMENT DATE)
                                                    -------------------------------------------         TO MARCH 31,
                                                      2008        2007        2006        2005              2004
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  1.00     $  1.00     $  1.00     $  1.00           $  1.00
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                  0.03        0.03        0.02        0.01             0.002
-----------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income             (0.03)      (0.03)      (0.02)      (0.01)           (0.002)
=======================================================================================================================
Net asset value, end of period                      $  1.00     $  1.00     $  1.00     $  1.00           $  1.00
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(a)                                        2.72%       2.76%       1.98%       0.82%             0.23%
_______________________________________________________________________________________________________________________
=======================================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)            $13,959     $13,203     $14,405     $17,215           $20,169
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                0.82%(b)    0.93%(c)    0.84%       0.70%(c)          0.67%(d)
=======================================================================================================================
Ratio of net investment income to average net
  assets                                               2.68%(b)    2.72%       1.94%       0.78%             0.49%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $13,390,839.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.94% and 0.75% for the years ended March 31, 2007 and 2005, respectively.
(d)  Annualized.


NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES



  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing. The parties settled this case and it was dismissed with prejudice on May 6, 2008.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim -- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more Invesco Aim
Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



16        AIM TAX-EXEMPT CASH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Tax-Exempt Funds and Shareholders of AIM Tax-Exempt Cash Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Tax-Exempt Cash Fund (one of the funds constituting AIM Tax-Exempt Funds, hereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before March 31, 2005 were audited by another independent registered public accounting firm whose report dated May 18, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

May 15, 2008
Houston, Texas




17        AIM TAX-EXEMPT CASH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007, through March 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (10/01/07)   (03/31/08)(1)   PERIOD(2)     (03/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00      $1,011.40       $4.63       $1,020.40       $4.65        0.92%
---------------------------------------------------------------------------------------------------
    Investor         1,000.00       1,011.90        4.12        1,020.90        4.14        0.82
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2007, through March 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.


18        AIM TAX-EXEMPT CASH FUND

APPROVAL OF SUB-ADVISORY AGREEMENT              A. Nature, Extent and Quality of          contractual sub-advisory fee rate, as well
                                                   Services to be Provided by the         as other relevant factors, the Board
At in-person meetings held on December             Affiliated Sub-Advisors                concluded that the Fund's sub-advisory
12-13, 2007, the Board of Trustees of AIM                                                 fees were fair and reasonable.
Tax-Exempt Funds (the "Board"), including    The Board reviewed the services to be
a majority of the independent trustees,      provided by the Affiliated Sub-Advisors         D. Financial Resources of the
voting separately, approved the              under the sub-advisory agreement and the           Affiliated Sub-Advisors
sub-advisory agreement for AIM Tax-Exempt    credentials and experience of the officers
Cash Fund (the "Fund"), effective on or      and employees of the Affiliated              The Board considered whether each
about May 1, 2008. In so doing, the Board    Sub-Advisors who will provide these          Affiliated Sub-Advisor is financially
determined that the sub-advisory agreement   services. The Board concluded that the       sound and has the resources necessary to
is in the best interests of the Fund and     nature, extent and quality of the services   perform its obligations under the
its share- holders and that the              to be provided by the Affiliated             sub-advisory agreement, and concluded that
compensation to AIM Funds Management Inc.    Sub-Advisors were appropriate. The Board     each Affiliated Sub-Advisor has the
(AIM Funds Management Inc. anticipates       noted that the Affiliated Sub-Advisors,      financial resources necessary to fulfill
changing its name to Invesco Trimark         which have offices and personnel that are    these obligations.
Investment Management Inc. on or prior to    geographically dispersed in financial
December 31, 2008), Invesco Asset            centers around the world, have been formed
Management Deutschland, GmbH, Invesco        in part for the purpose of researching and
Asset Management Ltd., Invesco Asset         compiling information and making
Management (Japan) Limited, Invesco          recommendations on the markets and
Australia Limited, Invesco Global Asset      economies of various countries and
Management (N.A.), Inc., Invesco Hong Kong   securities of companies located in such
Limited, Invesco Institutional (N.A.),       countries or on various types of
Inc., and Invesco Senior Secured             investments and investment techniques, and
Management, Inc. (collectively, the          providing investment advisory services.
"Affiliated Sub-Advisors") under the         The Board concluded that the sub-advisory
sub-advisory agreement is fair and           agreement will benefit the Fund and its
reasonable.                                  shareholders by permitting Invesco Aim to
                                             utilize the additional resources and
   The independent trustees met              talent of the Affiliated Sub-Advisors in
separately during their evaluation of the    managing the Fund.
sub-advisory agreement with independent
legal counsel from whom they received           B. Fund Performance
independent legal advice, and the
independent trustees also received           The Board did not view Fund performance as
assistance during their deliberations from   a relevant factor in considering whether
the independent Senior Officer, a            to approve the sub-advisory agreement for
full-time officer of the AIM Funds who       the Fund, as no Affiliated Sub-Advisor
reports directly to the independent          currently serves as sub-advisor to the
trustees. The sub-advisory agreement was     Fund.
considered separately for the Fund,
although the Board also considered the          C. Sub-Advisory Fees
common interests of all of the AIM Funds
in their deliberations. The Board            The Board considered the services to be
comprehensively considered all of the        provided by the Affiliated Sub-Advisors
information provided to them and did not     pursuant to the sub-advisory agreement and
identify any particular factor that was      the services to be provided by Invesco Aim
controlling. Furthermore, each trustee may   pursuant to the Fund's advisory agreement,
have evaluated the information provided      as well as the allocation of fees between
differently from one another and             Invesco Aim and the Affiliated
attributed different weight to the various   Sub-Advisors pursuant to the sub-advisory
factors.                                     agreement. The Board noted that the
                                             sub-advisory fees have no direct effect on
   Set forth below is a discussion of the    the Fund or its shareholders, as they are
material factors and related conclusions     paid by Invesco Aim to the Affiliated
that formed the basis for the Board's        Sub-Advisors, and that Invesco Aim and the
approval of the sub-advisory agreement for   Affiliated Sub-Advisors are affiliates.
the Fund.                                    After taking account of the Fund's


19   AIM TAX-EXEMPT CASH FUND

TAX INFORMATION

Form 1099-INT and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2008:

     FEDERAL INCOME TAX
     ------------------
     Tax-Exempt Interest Dividends*                         100%



     * The above percentage is based on income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2007, September 30, 2007, and December 31, 2007 were 99.91%, 99.91%, and 99.89%, respectively.


20        AIM TAX-EXEMPT CASH FUND

PROXY RESULTS

A Special Meeting ("Meeting") of Shareholders of AIM Tax-Exempt Cash Fund, an investment portfolio of AIM Tax-Exempt Funds, a Delaware statutory trust ("Trust"), was held on February 29, 2008. The Meeting was held for the following purposes:

(1) Elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

(3) Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

      The results of the voting on the above matters were as follows:

                                                                               WITHHELD/
      MATTER                                                     VOTES FOR   ABSTENTIONS**
---------------------------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker......................................        88,044,382     2,373,838
      Frank S. Bayley...................................        88,036,896     2,381,324
      James T. Bunch....................................        88,058,339     2,359,881
      Bruce L. Crockett.................................        88,071,098     2,347,122
      Albert R. Dowden..................................        88,061,683     2,356,537
      Jack M. Fields....................................        88,049,878     2,368,342
      Martin L. Flanagan................................        88,074,545     2,343,675
      Carl Frischling...................................        88,098,943     2,319,277
      Prema Mathai-Davis................................        87,995,654     2,422,566
      Lewis F. Pennock..................................        88,076,134     2,342,086
      Larry Soll, Ph.D. ................................        88,015,067     2,403,153
      Raymond Stickel, Jr. .............................        88,060,563     2,357,657
      Philip A. Taylor..................................        88,073,383     2,344,837

                                                                                 VOTES        WITHHELD/      BROKER
                                                                 VOTES FOR      AGAINST      ABSTENTIONS    NON-VOTES
---------------------------------------------------------------------------------------------------------------------
(2)*  Approve an amendment to the Trust's Agreement and
      Declaration of Trust that would permit the Board
      of Trustees of the Trust to terminate the Trust,
      the Fund, and each other series portfolio of the
      Trust, or a share class without a shareholder
      vote..............................................        65,406,627     5,245,717      3,279,097    16,486,779
(3)   Approve a new sub-advisory agreement between
      Invesco Aim Advisors, Inc. and each of AIM Funds
      Management, Inc.; Invesco Asset Management
      Deutschland, GmbH; Invesco Asset Management
      Limited; Invesco Asset Management (Japan) Limited;
      Invesco Australia Limited; Invesco Global Asset
      Management (N.A.), Inc.; Invesco Hong Kong
      Limited; Invesco Institutional (N.A.), Inc.; and
      Invesco Senior Secured Management, Inc. ..........        31,052,929       918,667      1,332,269     1,651,503



 * Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Tax-Exempt Funds.
** Includes Broker Non-Votes.


21        AIM TAX-EXEMPT CASH FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company) and INVESCO North American Holdings, Inc. (holding company); Chairman and President, INVESCO Group Services,
                                              Inc. (service provider); Trustee, The AIM Family of Funds--
                                              Registered Trademark--; Vice Chairman, Investment Company
                                              Institute; and Member of Executive Board, SMU Cox School of
                                              Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Director, Chief Executive Officer and President, AIM Mutual   None
 Trustee, President and                       Fund Dealer Inc. (registered broker dealer), Invesco Aim
 Principal                                    Advisors, Inc., AIM Funds Management Inc. d/b/a INVESCO
 Executive Officer                            Enterprise Services (registered investment advisor and
                                              registered transfer agent), AIM Trimark Corporate Class Inc.
                                              (formerly AIM Trimark Global Fund Inc.) (corporate mutual
                                              fund company), 1371 Preferred Inc. (holding company); AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director,
                                              Chairman, Chief Executive Officer and President, Invesco Aim
                                              Management Group, Inc. (financial services holding company)
                                              and Invesco Aim Capital Management, Inc. (registered
                                              investment advisor); Director and President, INVESCO Funds
                                              Group, Inc. (registered investment advisor and register
                                              transfer agent) and AIM GP Canada Inc. (general partner for a limited partnership); Director, Invesco Aim Distributors,
                                              Inc. (registered broker dealer); Director and Chairman,
                                              Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker
                                              dealer); Director, President and Chairman, IVZ Callco Inc.
                                              (holding company), INVESCO Inc. (holding company) and AIM
                                              Canada Holdings Inc. (holding company); Trustee, President and Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust, Short-Term Investments Trust and Tax-Free Investments
                                              Trust); Trustee and Executive Vice President, The AIM Family
                                              of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust, Short-Term Investments Trust and Tax-Free Investments
                                              Trust only); and Manager, Invesco PowerShares Capital
                                              Management LLC

                                              Formerly: Director and Chairman, Fund Management Company
                                              (registered broker dealer); President and Principal
                                              Executive Officer, The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term
                                              Investments Trust and Tax-Free Investments Trust only);
                                              Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            and Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider)
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     None
 Trustee                                      firm)

                                              Formerly: Director, Policy Studies, Inc. and Van Gilder
                                              Insurance Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Reich & Tang Funds (Chairman)
                                              (registered investment company) (7 portfolios), Daily Income
                                              Fund (4 portfolios), California Daily Tax Free Income Fund,
                                              Inc., Connecticut Daily Tax Free Income Fund, Inc. and New
                                              Jersey Daily Municipal Fund, Inc., Annuity and Life Re
                                              (Holdings), Ltd. (insurance company), and Homeowners of
                                              America Holding Corporation (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various affiliated Volvo companies; and
                                              Director, Magellan Insurance Company

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee

                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


22        AIM TAX-EXEMPT CASH FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary of The AIM Family of Funds--
                                              Registered Trademark--; and Manager, Invesco PowerShares Capital
                                              Management LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); General Counsel and Secretary,
                                              Pilgrim Baxter Value Investors (an investment adviser); Chief
                                              Operating Officer, General Counsel and Secretary, Old Mutual
                                              Investment Partners (a broker-dealer); General Counsel and
                                              Secretary, Old Mutual Fund Services (an administrator); General
                                              Counsel and Secretary, Old Mutual Shareholder Services (a
                                              shareholder servicing center); Executive Vice President, General
                                              Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors
                                              Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President of    N/A
 Vice President                               The AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President of The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and AIM Investment Services, Inc.; Senior Vice
                                              President, Chief Legal Officer and Secretary of The AIM Family of
                                              Funds--Registered Trademark--; Director and Vice President,
                                              INVESCO Distributors, Inc. and Chief Executive Officer and
                                              President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sidney M. Dilgren -- 1961      2004          Vice President, Invesco Aim Advisors, Inc. and Invesco Aim         N/A
 Vice President, Principal                    Capital Management, Inc.; and Vice President, Treasurer and
 Financial Officer and                        Principal Financial Officer of The AIM Family of Funds--
 Treasurer                                    Registered Trademark--

                                              Formerly: Fund Treasurer, Invesco Aim Advisors, Inc.; Senior Vice
                                              President, Invesco Aim Investment Services, Inc.; and Vice
                                              President, Invesco Aim Distributors, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust, Short-Term Investments Trust
                                              and Tax-Free Investments Trust); and President and Principal
                                              Executive Officer, The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

                                              Formerly: Director and President, Fund Management Company; Chief
                                              Cash Management Officer and Managing Director, Invesco Aim
                                              Capital Management, Inc.; Vice President, Invesco Aim Advisors,
                                              Inc. and The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and Tax-
                                              Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., AIM Investment Services, Inc., Invesco Aim
                                              Private Asset Management, Inc. and The AIM Family of Funds--
                                              Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer of The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.,
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; Global Head of Product Development,
                                              AIG-Global Investment Group, Inc.; and Chief Compliance Officer
                                              and Deputy General Counsel, AIG-SunAmerica Asset Management

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.


OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678

COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     The Bank of New York
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             2 Hanson Place
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              Brooklyn, NY 11217-1431
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739
                          Americas
                          New York, NY 10036-2714




23        AIM TAX-EXEMPT CASH FUND

EDELIVERY
INVESCOAIM.COM/EDELIVERY

REGISTER FOR EDELIVERY - eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?                                                        HOW DO I SIGN UP?

Register for eDelivery to:                                          It's easy. Just follow these simple steps:

-   save your Fund the cost of printing and postage.                1. Log in to your account.

-   reduce the amount of paper you receive.                         2. Click on the "Service Center" tab.

-   gain access to your documents faster by not waiting for the     3. Select "Register for eDelivery" and complete the consent
    mail.                                                              process.

-   view your documents online anytime at your convenience.

- save the documents to your personal computer or print them out for your records.

This service is provided by Invesco Aim Investment Services, Inc.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC
Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim Web site,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

If used after July 20, 2008, this report must be accompanied by a Fund fact sheet or
Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco
Aim--service mark-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset
Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management,
Inc., Invesco Global Asset Management (N.A.), Inc., AIM Funds Management Inc. (DBA AIM
Trimark Investments), Invesco Asset Management (Japan) Ltd. and Invesco Hong Kong Ltd.
are affiliated investment advisors that serve as the subadvisor for some of the products and services represented by Invesco Aim. AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. (DBA Invesco Trimark)
on or prior to Dec. 31, 2008. Invesco Aim Distributors, Inc. is the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds
represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of                   [INVESCO AIM LOGO]
Invesco Ltd.                                                                                          -- SERVICE MARK --

                                                            invescoaim.com   TEC-AR-1   Invesco Aim Distributors, Inc.

                                                  AIM TAX-FREE INTERMEDIATE FUND
                                  Annual Report to Shareholders o March 31, 2008

[INVESCO AIM LOGO]
--SERVICE MARK--

                               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
15   Financial Statements
18   Notes to Financial Statements
22   Financial Highlights
25   Auditor's Report
26   Fund Expenses
27   Approval of Sub-Advisory Agreement
28   Tax Information
29   Results of Proxy
30   Trustees and Officers

                Dear Shareholders:

                I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.
   [TAYLOR
    PHOTO]         As you're no doubt aware, U.S. economic growth, while remaining positive overall, slowed considerably during the second half of the period covered by this report. Several factors contributed to this slowdown, including weakness in the housing market, rising energy prices, a credit "crunch" and slowing consumer spending. In response to these events, the U.S. Federal Reserve Board (the Fed) aggressively lowered short-term interest rates six times in an
Philip Taylor   effort to stimulate growth, for a total reduction of 3.0% -- from 5.25% to 2.25%.(1) The Fed also expanded its lending authority and increased liquidity in an effort to ensure the financial markets continued to function smoothly.

                   In other market news, we saw the U.S. stock market generally rise during the first half of the fiscal year ended
                March 31, 2008, followed by a general decline in the second half of the fiscal year. We also saw some increased stock market volatility in the fourth quarter of 2007 and the first quarter of 2008. Looking at the bond market, we watched the yield curve go from somewhat inverted at the beginning of the fiscal year (meaning short-term Treasury yields were higher than long-term yields), to a more normal shape (with long-term Treasury yields higher than short-term yields) by the close of the fiscal year. This change was due largely to the Fed's decision to lower short-term interest rate targets. Historically, inverted yield curves have been reliable predictors of economic difficulty, while normal-shaped or positive yield curves have foretold a relatively healthy and expanding economy.

   Market volatility is, of course, not new to anyone. What is new is our name, Invesco Aim, logo and look -- in short, we have a new brand. If this is the first you're hearing of the new brand, you're probably asking "what does this mean?" It's simple: This brand better reflects our primary objective -- to put the interests of our investors first by offering diversified investment strategies that seek to help investors reach their financial goals. Invesco Aim represents the strength of global diversification you get through the combination of Invesco's worldwide resources and AIM's 30-year tradition of delivering quality investment products to the U.S. marketplace. As one of the world's largest and most diversified global investment organizations, Invesco has more than 500 investment professionals operating in investment centers in 25 cities, a presence in 12 countries and $500 billion in assets under management globally at the end of 2007.

   As for our new logo, it's fashioned after Ama Dablam, one of the most imposing and impressive peaks in the Himalayas. It represents what we hope you will envision when you think of Invesco Aim: stability, endurance, strength and longevity -- which are all, by the way, sound investment principles.

   While our name, logo and look have changed, the names of your funds and their trading symbols remain the same -- as do all of our telephone contact numbers. Most important, our commitment to serving you remains the same. All of us at Invesco Aim will continue to strive to provide you with solid investment performance, attractive product solutions and high-quality customer service. Regardless of market conditions, Invesco Aim will hold true to its mission: seeking to build financial security for investors.

   To learn more, talk with your financial advisor and visit our new Web site: invescoaim.com.

   And may I be the first to say: Welcome to Invesco Aim!

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
CEO, Invesco Aim
Senior Managing Director, Invesco

May 19, 2008

(1) U.S. Federal Reserve Board


2 AIM TAX-FREE INTERMEDIATE FUND

                 Dear Fellow AIM Fund Shareholders:

                 The lines of communication are open: More than 250 of you have responded to the invitation I extended in my previous letter to complete an online survey, and more than 50 shareholders have contacted me directly by e-mail.
                 When I could respond quickly and easily to a shareholder's specific concern I did, but the messages for the most
   [CROCKETT     part raised consistent issues that I respond to here.
    PHOTO]
                    I have received many suggestions, a few complaints, and one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would
Bruce Crockett   prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

   Online survey responders preferred electronic communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

   The correspondence shows that improving fund performance and reducing shareholder costs remain the key shareholder concerns.
Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry
Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with Invesco Aim to make improved performance a top priority for all fund managers.

   Expense levels came up as another dominant issue, and no respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

   The value of communication between the Board and shareholders has been noted within and beyond the Invesco Aim community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar(TM), the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where Invesco Aim was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

   In other news, Ruth Quigley retired from your Board at the end of 2007, and we thank her for her many years of dedicated service.
Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathai-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

   Your Board looks forward to another year of diligent effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

May 19, 2008


3 AIM TAX-FREE INTERMEDIATE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   mainly reflected adverse developments in
PERFORMANCE SUMMARY                                                                       the housing market. In addition, financial
                                                                                          market turbulence that began in the summer
For the 12 months ended March 31, 2008, Class A shares of AIM Tax-Free Intermediate       of 2007 led to a broader tightening of
Fund, at net asset value, outperformed the Fund's broad market index, the Lehman          credit conditions and thus contributed to
Brothers Municipal Bond Index and underperformed its style-specific index, the Merrill    the dampening of growth toward the end of
Lynch 3-7 Year Municipal Index.(Triangle) The Fund underperformed its style-specific      the fiscal year.
index primarily due to our short duration positioning, consistent with our defensive
bias. Out performance versus the Fund's broad market index was mainly driven by our          Further deterioration in the U.S.
larger relative exposure to high-quality rated bonds.                                     housing market and concerns about
                                                                                          associated economic and financial risks
   Your Fund's long-term performance appears later in the report.                         continued throughout the year. In response
                                                                                          to general economic concerns and the
FUND VS. INDEXES                                                                          severity of the contraction in credit and
                                                                                          housing markets, the U.S. Federal Reserve
Total returns, 3/31/07 to 3/31/08, at net asset value (NAV). Performance shown does not   (the Fed) cut its target fed funds rate
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,   over the last 12 months from 5.25% to
which would have reduced performance.                                                     2.25%.(2)

Class A Shares                                                                     4.50%     At the beginning of 2007, the municipal
Class A3 Shares                                                                    4.24   bond market was characterized by low
Lehman Brothers Municipal Bond Index(Triangle)(Broad Market Index)                 1.90   tax-exempt yields, a nearly flat yield
Merrill Lynch 3-7 Year Municipal Index(Triangle)(Style-Specific Index)             6.29   curve and very tight credit quality
Lipper Intermediate Municipal Debt Funds Index(Triangle)(Peer Group Index)         2.52   spreads.(3) Without their typical yield
                                                                                          advantage, tax-exempt bonds were priced
(Triangle)Lipper Inc.                                                                     higher as compared to U.S. Treasury
                                                                                          securities.(3)
=======================================================================================
                                                                                             Throughout 2007 and into 2008,
HOW WE INVEST                                   We generally invest in revenue bonds,     heightened investor risk aversion,
                                             which are municipal bonds issued to          combined with bond insurer vulnerability,
We believe that an actively managed          finance specific public works, such as       resulted in a rally in the Treasury market
portfolio of municipal bonds can provide a   bridges or sewer systems. Proceeds           as investors sought the stability, safety
steady stream of tax-exempt income while     generated by those specific projects are     and liquidity of U.S. Treasury securities.
seeking to protect principal. Through        used to pay interest and principal on the    Since last summer, Treasury security
active management, we strive to avoid        bonds.                                       prices began rising as yields declined
capital gains and ordinary income, which                                                  across the entire maturity spectrum
are taxable to shareholders, while              We typically purchase and hold            leading to a steeper Treasury yield
providing competitive income in all market   municipal bonds to maturity to avoid         curve.(3)
environments.                                selling-related capital gains. However,
                                             there are times when we will sell               By the end of the reporting period,
   We invest primarily in municipal bonds,   securities based on the following factors:   municipal bond prices weakened and
which include revenue and general                                                         tax-exempt yields rose to historically
obligation bonds. The Fund is permitted to   o  A downgrade in credit quality             high levels across the entire yield curve,
purchase bonds of different maturity                                                      making tax-exempt bonds attractive
structures to better capitalize on           o  A decision to shorten or lengthen the     compared to Treasuries on a yield
movements of interest rates and to              Fund's duration                           basis.(3)
effectively manage its duration for
preservation of capital purposes. The Fund   o  A decision to limit or reduce the            Despite their attractive yields,
is also permitted to invest in BBB-rated        Fund's exposure to a particular sector    municipal bonds remained volatile and were
or equivalent municipal bonds as well as        or issuer                                 adversely affected by downgrades of bond
investing up to 20% of the Fund's total                                                   insurers' ratings, disruptions in the
net assets in below-investment-grade         MARKET CONDITIONS AND YOUR FUND              auction rate securities market and
issues. Finally, the Fund does not invest                                                 declining liquidity. Pressures increased
in bonds that pay interest subject to the    Real gross domestic product (GDP), the       in February as the high yield portion of
alternative minimum tax (AMT).               broadest measure of the nation's economic    the munici-
                                             activity, grew at an annual rate of 0.6%,
                                             adjusted for inflation, in the fourth
                                             quarter of 2007, down from a 4.9% growth
                                             rate in the third quarter.(1) This
                                             slowdown

==========================================   =======================================================================================

PORTFOLIO COMPOSITION                        TOP FIVE FIXED INCOME HOLDINGS*

By credit quality                                                                      COUPON   MATURITY   % OF NET
                                             1. Energy Northwest                        5.50%     7/1/11     4.0%
AAA                                   66.4%  2. Chicago (City of)                       6.50     12/1/08     4.0
AA                                    19.4   3. New Jersey (State of) Transportation
A                                      7.6      Trust Fund Authority                    5.50     6/15/10     3.7
BBB/NR                                 6.6   4. San Antonio (City of)                   5.25      2/1/10     2.8
                                             5. Washington (State of)                   4.75      4/1/11     2.7
Total Net Assets           $206.13 million
Total Number of
   Holdings*                           114
Average Credit
   Quality Rating                      AA+   The Fund's holdings are subject to change, and there is no assurance that the Fund will
Weighted Average                             continue to hold any particular security.
   Maturity                     4.28 years
Average Duration                3.06 years   *  Excluding cash equivalent holdings.
==========================================   =======================================================================================


4   AIM TAX-FREE INTERMEDIATE FUND

pal market suffered the largest relative        Our state-specific strategy was                           RICHARD BERRY
decline and underperformed                   unchanged. Texas bonds had the largest                       Chartered Financial
investment-grade municipal bonds.(3)         weight in the portfolio. As tax-exempt       [BERRY PHOTO]   Analyst, senior portfolio
                                             bonds of Texas performed better relative                     manager, is co-manager of
   Throughout this reporting period, we      to the national benchmark, the Lehman                        AIM Tax Free Intermediate
continued to emphasize thorough credit       Brothers Municipal Bond Index, the Fund                      Fund. Mr. Berry joined
research and analysis which helped us        benefited from this state-specific           Invesco Aim in 1987 and has been in the
build a portfolio of high quality            strategy.                                    investment industry since 1968. He has
municipal bonds. Consequently, the Fund's                                                 served as president and director of the
assets remained invested primarily in           We appreciate your continued              Dallas Association of Investment Analysts,
investment-grade municipal bonds with AAA    participation in AIM Tax-Free Intermediate   chairman of the board of regents of the
and AA credit ratings. In this environment   Fund.                                        Financial Analysts Seminar and a trustee
of increased risk aversion, higher rated                                                  of Lancaster Independent School District.
tax-exempt issues outperformed lower         (1)  Bureau of Economic Analysis             He earned his B.B.A. and M.B.A. from Texas
quality municipal bonds, which was           (2)  U.S. Federal Reserve                    Christian University.
positive for the Fund's performance.(3)      (3)  Lehman Brothers Inc.
                                                                                                          STEPHEN TURMAN
   Consistent with the Fund's defensive      The views and opinions expressed in                          Chartered Financial
nature, we maintained a relatively short     management's discussion of Fund              [TURMAN PHOTO]  Analyst, senior portfolio
duration positioning, which was intended     performance are those of Invesco Aim                         manager, is co-manager of
to minimize the portfolio's                  Advisors, Inc. These views and opinions                      AIM Tax Free Intermediate
price-sensitivity to interest rate           are subject to change at any time based on                   Fund. Mr. Turman began his
changes. However, the shape of the           factors such as market and economic          career in the investment business in 1983
municipal bond yield curve changed more      conditions. These views and opinions may     and joined Invesco Aim as a trader in
significantly on the short maturity end      not be relied upon as investment advice or   1985. Prior to joining Invesco Aim he
when yields in this segment of the curve     recommendations, or as an offer for a        worked in institutional sales. Mr. Turman
decreased more rapidly than those on the     particular security. The information is      earned a B.B. A. in finance from The
long maturity end. This unanticipated        not a complete analysis of every aspect of   University of Texas at Arlington.
movement detracted from our absolute         any market, country, industry, security or
returns.                                     the Fund. Statements of fact are from        Assisted by the Municipal Bond Team
                                             sources considered reliable, but Invesco
   The Fund's maturity structure ranged      Aim Advisors, Inc. makes no representation
from short to medium term. Over the          or warranty as to their completeness or
one-year period, the shorter maturity        accuracy. Although historical performance
bonds performed better than the 10-year      is no guarantee of future results, these
and longer maturity issues(3), which had a   insights may help you understand our
positive impact on performance.              investment management philosophy.

   The Fund's portfolio was highly           See important Fund and index disclosures
diversified across industry segments. The    later in this report.
Fund's allocation to electric revenue
bonds was positive for performance. The
electric utilities industry was one of the
best performing groups in the revenue bond
sector, benefiting from a large global
demand for energy. Maintaining an exposure
to pre-refunded bonds was also positive
for returns. As these bonds tend to carry
a credit rating of AAA, they performed
well during this period.

   The primary performance detractor was
the Fund's exposure to the insured sector.
During the last few months of the year,
insured bonds struggled when the
underlying bond insurance companies were downgraded by major rating agencies. As a result, underlying Fund holdings were also downgraded as markets feared that the insurance backing of these bonds was in jeopardy.


5   AIM TAX-FREE INTERMEDIATE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A SHARES (OLDEST SHARE CLASS)
Index data from 4/30/87, Fund data from 5/11/87

                                    AIM TAX-FREE                                                    LIPPER INTERMEDIATE
                                 INTERMEDIATE FUND-                 LEHMAN BROTHERS                    MUNICIPAL DEBT
               DATE                CLASS A SHARES               MUNICIPAL BOND INDEX(1)                 FUNDS INDEX(1)
             -------             ------------------             -----------------------             -------------------
             4/30/87                                                    $10000                             $10000
                5/87                   $ 9813                             9950                               9978
                6/87                     9896                            10243                              10180
                7/87                     9993                            10347                              10304
                8/87                     9958                            10370                              10318
                9/87                     9694                             9988                               9998
               10/87                     9746                            10023                              10028
               11/87                     9853                            10285                              10243
               12/87                    10052                            10434                              10390
                1/88                    10284                            10806                              10711
                2/88                    10416                            10920                              10765
                3/88                    10308                            10793                              10665
                4/88                    10346                            10875                              10718
                5/88                    10303                            10844                              10713
                6/88                    10387                            11002                              10802
                7/88                    10483                            11074                              10856
                8/88                    10442                            11084                              10863
                9/88                    10596                            11284                              10994
               10/88                    10691                            11483                              11132
               11/88                    10615                            11378                              11062
               12/88                    10709                            11495                              11151
                1/89                    10862                            11732                              11284
                2/89                    10772                            11598                              11214
                3/89                    10746                            11571                              11182
                4/89                    10945                            11846                              11374
                5/89                    10971                            12091                              11551
                6/89                    11195                            12256                              11681
                7/89                    11312                            12423                              11821
                8/89                    11225                            12301                              11761
                9/89                    11183                            12264                              11738
               10/89                    11320                            12414                              11843
               11/89                    11397                            12631                              11998
               12/89                    11614                            12735                              12103
                1/90                    11590                            12675                              12057
                2/90                    11681                            12788                              12161
                3/90                    11670                            12791                              12162
                4/90                    11671                            12699                              12074
                5/90                    11815                            12976                              12301
                6/90                    11902                            13090                              12401
                7/90                    11999                            13283                              12564
                8/90                    12002                            13090                              12451
                9/90                    12023                            13098                              12494
               10/90                    12173                            13336                              12659
               11/90                    12314                            13604                              12862
               12/90                    12378                            13663                              12912
                1/91                    12505                            13846                              13065
====================================================================================================================================

(1)  Lipper Inc.

Past performance cannot guarantee            table(s) does not reflect deduction of       investment, is constructed with each
comparable future results.                   taxes a shareholder would pay on Fund        segment representing a percent change in
                                             distributions or sale of Fund shares.        the value of the investment. In this
   The data shown in the chart include                                                    chart, each segment represents a doubling,
reinvested distributions, applicable sales      This chart, which is a logarithmic        or 100% change, in the value of the
charges, Fund expenses and management        chart, presents the fluctuations in the      investment. In other words, the space
fees. Index results include reinvested       value of the Fund and its indexes. We        between $5,000 and $10,000 is the same
dividends, but they do not reflect sales     believe that a logarithmic chart is more     size as the space between $10,000 and
charges. Performance of an index of funds    effective than other types of charts in      $20,000, and so on.
reflects fund expenses and management        illustrating changes in value during the
fees; performance of a market index does     early years shown in the chart. The
not. Performance shown in the chart and      vertical axis, the one that indicates the
                                             dollar value of an


6   AIM TAX-FREE INTERMEDIATE FUND

====================================================================================================================================

                                                       [MOUNTAIN CHART CONT.]

                2/91                    12627                            13967                              13172
                3/91                    12644                            13972                              13192
                4/91                    12750                            14158                              13348
                5/91                    12835                            14284                              13439
                6/91                    12847                            14270                              13429
                7/91                    12953                            14444                              13571
                8/91                    13104                            14634                              13717
                9/91                    13218                            14825                              13871
               10/91                    13326                            14958                              13993
               11/91                    13383                            15000                              14031
               12/91                    13599                            15322                              14311
                1/92                    13664                            15357                              14349
                2/92                    13722                            15362                              14363
                3/92                    13705                            15368                              14335
                4/92                    13808                            15504                              14448
                5/92                    13942                            15687                              14606
                6/92                    14113                            15950                              14810
                7/92                    14475                            16428                              15226
                8/92                    14372                            16268                              15073
                9/92                    14458                            16374                              15162
               10/92                    14367                            16213                              15025
               11/92                    14551                            16504                              15278
               12/92                    14682                            16672                              15413
                1/93                    14842                            16866                              15591
                2/93                    15213                            17476                              16059
                3/93                    15074                            17291                              15876
                4/93                    15186                            17466                              16004
                5/93                    15242                            17564                              16057
                6/93                    15427                            17857                              16275
                7/93                    15399                            17880                              16269
                8/93                    15641                            18253                              16558
                9/93                    15827                            18461                              16747
               10/93                    15855                            18497                              16774
               11/93                    15798                            18333                              16671
               12/93                    16008                            18720                              16945
                1/94                    16168                            18934                              17119
                2/94                    15892                            18444                              16756
                3/94                    15599                            17693                              16286
                4/94                    15688                            17843                              16355
                5/94                    15792                            17997                              16484
                6/94                    15762                            17887                              16436
                7/94                    15910                            18215                              16641
                8/94                    15969                            18278                              16705
                9/94                    15864                            18010                              16533
               10/94                    15759                            17691                              16351
               11/94                    15639                            17370                              16108
               12/94                    15780                            17753                              16348
                1/95                    16007                            18260                              16665
                2/95                    16266                            18791                              17011
                3/95                    16405                            19007                              17162
                4/95                    16482                            19030                              17199
                5/95                    16760                            19637                              17602
                6/95                    16730                            19465                              17547
                7/95                    16874                            19649                              17707
                8/95                    17002                            19899                              17880
                9/95                    17053                            20025                              17969
               10/95                    17171                            20316                              18139
               11/95                    17320                            20653                              18332
               12/95                    17391                            20851                              18450
                1/96                    17511                            21009                              18594
                2/96                    17487                            20867                              18536
                3/96                    17398                            20600                              18350
                4/96                    17389                            20542                              18318
                5/96                    17413                            20534                              18317
                6/96                    17502                            20758                              18431
                7/96                    17604                            20946                              18594
                8/96                    17625                            20941                              18601
                9/96                    17745                            21234                              18769
               10/96                    17863                            21474                              18953
               11/96                    18083                            21867                              19234
               12/96                    18054                            21775                              19183
                1/97                    18125                            21816                              19231
                2/97                    18230                            22016                              19376
                3/97                    18150                            21723                              19179
                4/97                    18238                            21905                              19278
                5/97                    18446                            22234                              19505
                6/97                    18587                            22471                              19686
                7/97                    18916                            23094                              20113
                8/97                    18817                            22877                              19957
                9/97                    18994                            23148                              20169
               10/97                    19064                            23298                              20264
               11/97                    19135                            23435                              20343
               12/97                    19363                            23776                              20603
                1/98                    19539                            24022                              20777
                2/98                    19541                            24029                              20787
                3/98                    19560                            24050                              20801
                4/98                    19457                            23942                              20704
                5/98                    19690                            24321                              20982
                6/98                    19763                            24417                              21054
                7/98                    19818                            24478                              21102
                8/98                    20072                            24856                              21406
                9/98                    20273                            25166                              21638
====================================================================================================================================

====================================================================================================================================

                                                       [MOUNTAIN CHART CONT.]

               10/98                    20311                            25165                              21645
               11/98                    20368                            25253                              21692
               12/98                    20425                            25317                              21761
                1/99                    20664                            25618                              22005
                2/99                    20575                            25506                              21888
                3/99                    20596                            25541                              21882
                4/99                    20653                            25605                              21943
                5/99                    20581                            25457                              21813
                6/99                    20340                            25091                              21516
                7/99                    20473                            25182                              21616
                8/99                    20399                            24980                              21516
                9/99                    20476                            24990                              21529
               10/99                    20364                            24720                              21378
               11/99                    20537                            24983                              21559
               12/99                    20444                            24796                              21462
                1/00                    20350                            24688                              21368
                2/00                    20448                            24975                              21532
                3/00                    20738                            25521                              21840
                4/00                    20643                            25370                              21748
                5/00                    20548                            25238                              21658
                6/00                    20998                            25907                              22105
                7/00                    21235                            26267                              22356
                8/00                    21492                            26672                              22633
                9/00                    21456                            26533                              22567
               10/00                    21636                            26823                              22755
               11/00                    21718                            27026                              22863
               12/00                    22120                            27694                              23323
                1/01                    22403                            27968                              23593
                2/01                    22466                            28057                              23669
                3/01                    22630                            28308                              23850
                4/01                    22429                            28001                              23636
                5/01                    22653                            28303                              23878
                6/01                    22775                            28492                              24027
                7/01                    23019                            28914                              24316
                8/01                    23325                            29391                              24684
                9/01                    23365                            29292                              24650
               10/01                    23584                            29641                              24886
               11/01                    23327                            29391                              24628
               12/01                    23110                            29113                              24442
                1/02                    23533                            29618                              24797
                2/02                    23830                            29975                              25075
                3/02                    23308                            29388                              24619
                4/02                    23860                            29962                              25098
                5/02                    23970                            30144                              25234
                6/02                    24272                            30463                              25491
                7/02                    24544                            30855                              25786
                8/02                    24816                            31225                              26023
                9/02                    25238                            31909                              26477
               10/02                    24933                            31380                              26075
               11/02                    24821                            31250                              25969
               12/02                    25334                            31909                              26483
                1/03                    25312                            31828                              26387
                2/03                    25613                            32273                              26752
                3/03                    25610                            32293                              26745
                4/03                    25761                            32506                              26915
                5/03                    26266                            33267                              27463
                6/03                    26177                            33126                              27334
                7/03                    25447                            31967                              26508
                8/03                    25622                            32205                              26706
                9/03                    26268                            33152                              27390
               10/03                    26110                            32985                              27258
               11/03                    26243                            33329                              27476
               12/03                    26401                            33605                              27638
                1/04                    26491                            33797                              27742
                2/04                    26806                            34306                              28132
                3/04                    26645                            34186                              27959
                4/04                    26165                            33377                              27375
                5/04                    26095                            33256                              27340
                6/04                    26139                            33377                              27408
                7/04                    26346                            33816                              27682
                8/04                    26738                            34494                              28139
                9/04                    26784                            34677                              28227
               10/04                    26899                            34975                              28379
               11/04                    26710                            34687                              28151
               12/04                    26897                            35110                              28426
                1/05                    26924                            35438                              28549
                2/05                    26809                            35321                              28427
                3/05                    26645                            35098                              28217
                4/05                    26885                            35651                              28587
                5/05                    26957                            35903                              28750
                6/05                    27079                            36126                              28892
                7/05                    26960                            35963                              28738
                8/05                    27081                            36326                              28984
                9/05                    27035                            36081                              28835
               10/05                    26951                            35862                              28685
               11/05                    27013                            36034                              28800
               12/05                    27113                            36344                              28998
                1/06                    27189                            36442                              29073
                2/06                    27216                            36687                              29199
                3/06                    27143                            36434                              29027
                4/06                    27194                            36421                              29017
====================================================================================================================================

====================================================================================================================================

                                                       [MOUNTAIN CHART CONT.]

                5/06                    27270                            36584                              29154
                6/06                    27221                            36446                              29039
                7/06                    27374                            36879                              29342
                8/06                    27576                            37427                              29723
                9/06                    27703                            37687                              29899
               10/06                    27781                            37923                              30039
               11/06                    27853                            38239                              30224
               12/06                    27836                            38104                              30120
                1/07                    27833                            38007                              30056
                2/07                    28012                            38507                              30376
                3/07                    28087                            38413                              30346
                4/07                    28135                            38526                              30424
                5/07                    28104                            38356                              30306
                6/07                    28101                            38157                              30191
                7/07                    28281                            38453                              30385
                8/07                    28408                            38287                              30363
                9/07                    28590                            38853                              30730
               10/07                    28722                            39027                              30817
               11/07                    28903                            39275                              31026
               12/07                    29030                            39384                              31085
                1/08                    29456                            39881                              31592
                2/08                    28838                            38055                              30461
                3/08                    29350                            39143                              31112
====================================================================================================================================

==========================================
AVERAGE ANNUAL TOTAL RETURNS                    CLASS A SHARE PERFORMANCE REFLECTS THE
                                             MAXIMUM 1.00% SALES CHARGE. CLASS A3
As of 3/31/08, including maximum applicable  SHARES DO NOT HAVE A FRONT-END SALES
sales charges                                CHARGE OR A CDSC; THEREFORE, PERFORMANCE
                                             QUOTED IS AT NET ASSET VALUE. THE
CLASS A SHARES                               PERFORMANCE OF THE FUND'S SHARE CLASSES
Inception (5/11/87)                  5.29%   WILL DIFFER PRIMARILY DUE TO DIFFERENT
10 Years                             4.03    SALES CHARGE STRUCTURES AND CLASS
5  Years                             2.56    EXPENSES.
1  Year                              3.44
                                                HAD THE ADVISOR NOT WAIVED FEES AND/OR
CLASS A3 SHARES                              REIMBURSED EXPENSES IN THE PAST,
10 Years                             3.79%   PERFORMANCE WOULD HAVE BEEN LOWER.
5  Years                             2.45
1  Year                              4.24
==========================================

THE INCEPTION DATE OF CLASS A3 SHARES IS
OCTOBER 31, 2002. RETURNS SINCE THAT DATE
ARE HISTORICAL RETURNS. ALL OTHER RETURNS
ARE THE BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF CLASS A3 SHARES SINCE THEIR
INCEPTION AND THE RESTATED HISTORICAL
PERFORMANCE OF CLASS A SHARES (FOR PERIODS
PRIOR TO THE INCEPTION OF CLASS A3 SHARES)
AT NET ASSET VALUE, ADJUSTED TO REFLECT
THE RULE 12b-1 FEES APPLICABLE TO CLASS A3
SHARES. CLASS A SHARES INCEPTION DATE IS
MAY 11, 1987.

   THE TOTAL ANNUAL FUND OPERATING EXPENSE
RATIO SET FORTH IN THE MOST RECENT FUND
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A AND CLASS A3 SHARES WAS 0.50%
AND 0.75%, RESPECTIVELY. THE EXPENSE
RATIOS PRESENTED ABOVE MAY VARY FROM THE
EXPENSE RATIOS PRESENTED IN OTHER SECTIONS
OF THIS REPORT THAT ARE BASED ON EXPENSES
INCURRED DURING THE PERIOD COVERED BY THIS
REPORT.

   THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND CANNOT GUARANTEE
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
VISIT INVESCOAIM. COM FOR THE MOST RECENT
MONTH-END PERFORMANCE. PERFORMANCE FIGURES
REFLECT REINVESTED DISTRIBUTIONS, CHANGES
IN NET ASSET VALUE AND THE EFFECT OF THE
MAXIMUM SALES CHARGE UNLESS OTHERWISE
STATED. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
A GAIN OR LOSS WHEN YOU SELL SHARES.


7   AIM TAX-FREE INTERMEDIATE FUND

AIM TAX-FREE INTERMEDIATE FUND'S INVESTMENT OBJECTIVE IS TO GENERATE AS HIGH A LEVEL OF TAX-EXEMPT INCOME AS IS CONSISTENT WITH
PRESERVATION OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of March 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                             Derivatives are subject to counterparty   o  The Fund is not managed to track the
                                                risk--the risk that the other party          performance of any particular index,
o  As of the close of business October 30,      will not complete the transaction with       including the indexes defined here, and
   2002, Class A shares were closed to new      the Fund.                                    consequently, the performance of the
   investors.                                                                                Fund may deviate significantly from the
                                             o  Reinvestment risk is the risk that a         performance of the indexes.
PRINCIPAL RISKS OF INVESTING IN THE FUND        bond's cash flows will be reinvested at
                                                an interest rate below that on the        o  A direct investment cannot be made in
o  Because many municipal securities are        original bond.                               an index. Unless otherwise indicated,
   issued to finance similar projects,                                                       index results include reinvested
   especially those relating to education,   o  The value of, payment of interest on,        dividends, and they do not reflect
   health care, transportation and              repayment of principal for and the           sales charges. Performance of an index
   utilities, conditions in those sectors       ability of the Fund to sell a municipal      of funds reflects fund expenses;
   can affect the overall municipal             security may be affected by                  performance of a market index does not.
   securities market and the Fund.              constitutional amendments, legislative
                                                enactments, executive orders,             OTHER INFORMATION
o  Credit risk is the risk of loss on an        administrative regulations, voter
   investment due to the deterioration of       initiatives and the economics of the      o  The returns shown in the management's
   an issuer's financial health. Such a         regions in which the issuers in which        discussion of Fund performance are
   deterioration of financial health may        the Fund invests are located.                based on net asset values calculated
   result in a reduction of the credit                                                       for shareholder transactions. Generally
   rating of the issuer's securities and     o  The tax-exempt character of the              accepted accounting principles require
   may lead to the issuer's inability to        interest paid on synthetic municipal         adjustments to be made to the net
   honor its contractual obligations,           securities is based on the tax-exempt        assets of the Fund at period end for
   including making timely payment of           income stream from the collateral. The       financial reporting purposes, and as
   interest and principal.                      Internal Revenue Service has not ruled       such, the net asset values for
                                                on this issue and could deem income          shareholder transactions and the
o  Interest rate risk refers to the risk        derived from synthetic municipal             returns based on those net asset values
   that bond prices generally fall as           securities to be taxable.                    may differ from the net asset values
   interest rates rise; conversely, bond                                                     and returns reported in the Financial
   prices generally rise as interest rates   ABOUT INDEXES USED IN THIS REPORT               Highlights.
   fall.
                                             o  The LEHMAN BROTHERS MUNICIPAL BOND        o  Industry classifications used in this
o  The Fund may invest in lower quality         INDEX covers municipal bonds with a          report are generally according to the
   debt securities, commonly known as           minimum credit rating of Baa, an             Global Industry Classification
   "junk bonds." Compared to higher             outstanding par value of at least $5         Standard, which was developed by and is
   quality debt securities, junk bonds          million and issued as a part of a            the exclusive property and a service
   involve greater risk of default or           transaction of at least $50 million          mark of MSCI Inc. and Standard &
   price changes due to changes in credit       USD. The bonds must have been issued         Poor's.
   quality of the issuer because they are       after December 31, 1990, and have a
   generally unsecured and may be               remaining maturity of at least one        o  The Chartered Financial Analyst
   subordinated to other creditors'             year.                                        --REGISTERED TRADEMARK--
   claims. Credit ratings on junk bonds do                                                   (CFA--REGISTERED TRADEMARK--)
   not necessarily reflect their actual      o  The MERRILL LYNCH 3-7 YEAR MUNICIPAL         designation is a globally recognized
   market risk.                                 INDEX is a domestic bond index that          standard for measuring the competence
                                                holds municipal bonds with maturities        and integrity of investment
o  There is no guarantee that the               that range between three and seven           professionals.
   investment techniques and risk analyses      years.
   used by the Fund's portfolio managers
   will produce the desired results.         o  The LIPPER INTERMEDIATE MUNICIPAL DEBT
                                                FUNDS INDEX is an equally weighted
o  The prices of securities held by the         representation of the largest funds in
   Fund may decline in response to market       the Lipper Intermediate Municipal Debt
   risks.                                       Funds category. These funds invest in
                                                municipal debt issues with
o  The Fund may use enhanced investment         dollar-weighted average maturities of
   techniques such as leveraging and            five to 10 years.
   derivatives. Leveraging entails risks
   such as magnifying changes in the value
   of the portfolio's securities.
                                                                                          ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       AITFX
                                                                                          Class A3 Shares                      ATFAX
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE                                       ==========================================


8   AIM TAX-FREE INTERMEDIATE FUND

Supplement to Annual Report dated 3/31/08

AIM TAX-FREE INTERMEDIATE FUND

INSTITUTIONAL CLASS SHARES                   ==========================================      Please note that past performance is
                                             AVERAGE ANNUAL TOTAL RETURNS                 not indicative of future results. More
The following information has been           For periods ended 3/31/08                    recent returns may be more or less than
prepared to provide Institutional Class      10 Years                             4.13%   those shown. All returns assume
shareholders with a performance overview     5 Years                              2.75    reinvestment of distributions at NAV.
specific to their holdings. Institutional    1 Year                               4.46    Investment return and principal value will
Class shares are offered exclusively to      ==========================================   fluctuate so your shares, when redeemed,
institutional investors, including defined                                                may be worth more or less than their
contribution plans that meet certain         Institutional Class shares' inception date   original cost. See full report for
criteria.                                    is July 30, 2004. Returns since that date    information on comparative benchmarks.
                                             are historical returns. All other returns    Please consult your Fund prospectus for
                                             are blended returns of historical            more information. For the most current
                                             Institutional Class share performance and    month-end performance, please call 800 451
                                             restated Class A share performance (for      4246 or visit invescoaim.com.
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset
                                             value (NAV) and reflect the Rule 12b-1
                                             fees applicable to Class A shares. Class A
                                             shares' inception date is May 11, 1987.

                                                Institutional Class shares have no
                                             sales charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes primarily due to
                                             differing sales charges and class
                                             expenses.

                                                The total annual Fund operating expense
                                             ratio set forth in the most recent Fund
                                             prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 0.52%. The expense ratios presented
                                             above may vary from the expense ratios
                                             presented in other sections of the actual
                                             report that are based on expenses incurred
                                             during the period covered by the report.

==========================================
NASDAQ SYMBOL                        ATFIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY                                                                        [INVESCO
                                                                                                              AIM
This material is for institutional investor use only and may not be quoted, reproduced                       LOGO]
or shown to the public, nor used in written form as sales literature for public use.                   - SERVICE MARK -

invescoaim.com   TFI-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007, through March 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.



-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (10/01/07)   (03/31/08)(1)   PERIOD(2)     (03/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
Institutional               $1,000.00      $1,026.20       $2.68       $1,022.35       $2.68        0.53%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2007, through March 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.


AIM TAX-FREE IMMEDIATE FUND

SCHEDULE OF INVESTMENTS

March 31, 2008



                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS-99.32%

ALABAMA-2.98%

  Alabama (State of) Board of Education (Lawson
     State Community College);
     Series 2007 A, Tuition RB (INS-Financial
     Security Assurance Inc.)(a)(b)                   4.38%     06/01/25      $  470     $    443,121
-----------------------------------------------------------------------------------------------------
     Series 2007 A, Tuition RB (INS-Financial
     Security Assurance Inc.)(a)(b)                   4.50%     06/01/26         490          461,011
-----------------------------------------------------------------------------------------------------
  Birmingham (City of); Series 2001 B, Refunding
     Unlimited Tax GO Wts. (INS-Financial Security
     Assurance Inc.)(a)(b)                            5.25%     07/01/10       1,950        2,072,421
-----------------------------------------------------------------------------------------------------
  Jefferson (County of); Series 2000, School RB
     Wts. (INS-Financial Security Assurance
     Inc.)(a)(b)                                      5.05%     02/15/09       1,000        1,027,800
-----------------------------------------------------------------------------------------------------
  Mobile (City of) Industrial Development Board
     (Alabama Power Co.); Series 2007 C, Pollution
     Control IDR(a)(c)                                5.00%     03/19/15       2,100        2,138,241
=====================================================================================================
                                                                                            6,142,594
=====================================================================================================


ARIZONA-1.94%

  Phoenix (City of) Civic Improvement Corp.;
     Series 2001, Refunding Wastewater System Jr.
     Lien RB (INS-Financial Guaranty Insurance
     Co.)(a)(b)                                       5.25%     07/01/11       3,000        3,235,020
-----------------------------------------------------------------------------------------------------
  Yuma (City of) Municipal Property Corp.; Series
     2007 D, Municipal Facilities RB (INS-XL
     Capital Assurance Inc.)(a)(b)                    5.00%     07/01/24         750          758,242
=====================================================================================================
                                                                                            3,993,262
=====================================================================================================


ARKANSAS-0.97%

  Bentonville (City of) Series 2007, Sales & Use
     Tax RB (INS-Ambac Assurance Corp.)(a)(b)         4.38%     11/01/25       1,000          957,910
-----------------------------------------------------------------------------------------------------
  Little Rock (City of) School District; Series
     2001 C, Limited Tax GO (INS-Financial
     Security Assurance Inc.)(a)(b)                   5.00%     02/01/10       1,000        1,044,000
=====================================================================================================
                                                                                            2,001,910
=====================================================================================================


CALIFORNIA-2.32%

  California (State of); Series 2006 2, Refunding
     Unlimited Tax GO (INS-Ambac Assurance
     Corp.)(a)(b)                                     4.60%     09/01/26       1,000          935,100
-----------------------------------------------------------------------------------------------------
  California Statewide Communities Development
     Authority; Series 2006 A, Pollution Control
     RB (INS-XL Capital Assurance Inc.)(a)(b)         4.10%     04/01/28       1,000          995,980
-----------------------------------------------------------------------------------------------------
  Monrovia (City of) Financing Authority (Library
     Project); Series 2007, Lease RB (INS-Ambac
     Assurance Corp.)(a)(b)                           4.63%     12/01/32       1,000          906,070
-----------------------------------------------------------------------------------------------------
  Rancho Mirage (City of) Joint Powers Financing
     Authority (Eisenhower Medical Center); Series
     2007 A, RB(a)                                    5.00%     07/01/21       1,000        1,012,480
-----------------------------------------------------------------------------------------------------
  Santa Ana (City of) (Local Street Improvement
     Project); Series 2007, Gas Tax Revenue COP
     (INS-MBIA Insurance Corp.)(a)(b)                 4.38%     01/01/24       1,000          927,230
=====================================================================================================
                                                                                            4,776,860
=====================================================================================================


COLORADO-0.51%

  Northwest Parkway Public Highway Authority; Sr.
     Series 2001 A, RB(a)(d)                          5.00%     06/15/11       1,000        1,060,550
=====================================================================================================


CONNECTICUT-0.50%

  Connecticut (State of) Resources Recovery
     Authority (Bridgeport Resco Co. L.P.
     Project); Series 1999, Refunding RB (INS-MBIA
     Insurance Corp.)(a)(b)                           5.13%     01/01/09       1,000        1,021,070
=====================================================================================================


DISTRICT OF COLUMBIA-1.14%

  District of Columbia;
     Series 1993 B-1, Refunding Unlimited Tax GO
     (INS-Ambac Assurance Corp.)(a)(b)                5.50%     06/01/09       1,250        1,294,800
-----------------------------------------------------------------------------------------------------
     Series 1999 B, Refunding Unlimited Tax GO
     (INS-Financial Security Assurance Inc.)(a)(b)    5.50%     06/01/10       1,000        1,063,350
=====================================================================================================
                                                                                            2,358,150
=====================================================================================================


FLORIDA-1.33%

  Florida (State of) Board of Education; Series
     2000 B, Lottery RB (INS-Financial Guaranty
     Insurance Co.)(a)(b)                             5.75%     07/01/10       1,000        1,065,040
-----------------------------------------------------------------------------------------------------
  Hillsborough (County of) Industrial Development
     Authority (Tampa Electric); Series 2007 B,
     Pollution Control IDR(a)(c)                      5.15%     09/01/13         500          502,320
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM TAX-FREE INTERMEDIATE FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
FLORIDA-(CONTINUED)

  Village Center Community Development District;
     Series 1998 A, Refunding Recreational RB
     (INS-MBIA Insurance Corp.)(a)(b)                 5.50%     11/01/10      $1,105     $  1,180,096
=====================================================================================================
                                                                                            2,747,456
=====================================================================================================


GEORGIA-5.48%

  Burke (County of) Development Authority (Georgia
     Power Co.); Series 1995, Pollution Control
     RB(a)(c)                                         3.75%     01/12/12       4,000        4,008,200
-----------------------------------------------------------------------------------------------------
  Dalton (City of); Series 1999, Combined
     Utilities RB (INS-Financial Security
     Assurance Inc.)(a)(b)                            5.75%     01/01/10       1,015        1,071,637
-----------------------------------------------------------------------------------------------------
  Georgia (State of);
     Series 1992 B, Unlimited Tax GO(a)               6.30%     03/01/09       1,425        1,484,650
-----------------------------------------------------------------------------------------------------
     Series 1992 B, Unlimited Tax GO(a)               6.30%     03/01/10       1,000        1,076,100
-----------------------------------------------------------------------------------------------------
  South Regional Joint Development Authority
     (Valdosta State University Parking & Health);
     Series 2007, RB (INS-XL Capital Assurance
     Corp.)(a)(b)                                     5.00%     08/01/20       1,385        1,464,236
-----------------------------------------------------------------------------------------------------
     Series 2007, RB (INS-XL Capital Assurance
     Corp.)(a)(b)                                     5.00%     08/01/21       1,490        1,561,833
-----------------------------------------------------------------------------------------------------
     Series 2007, RB (INS-XL Capital Assurance
     Corp.)(a)(b)                                     5.00%     08/01/22         605          628,777
=====================================================================================================
                                                                                           11,295,433
=====================================================================================================


HAWAII-0.51%

  Hawaii (State of); Series 1993 CA, Unlimited Tax
     GO (INS-MBIA Insurance Corp.)(a)(b)              5.75%     01/01/10       1,000        1,055,970
=====================================================================================================


IDAHO-1.43%

  Caldwell (City of) Urban Renewal Agency; Series
     2008, Tax Allocation RB(a)                       4.00%     09/01/19       1,205        1,141,617
-----------------------------------------------------------------------------------------------------
  University of Idaho; Series 2007 B, University
     RB (INS-Financial Security Assurance
     Inc.)(a)(b)(c)                                   4.50%     04/01/18       1,750        1,801,135
=====================================================================================================
                                                                                            2,942,752
=====================================================================================================


ILLINOIS-6.79%

  Chicago (City of) (Central Loop Redevelopment);
     Sub. Series 2000 A, Tax Increment Allocation
     RB (INS-ACA Financial Guaranty Corp.)(a)(b)      6.50%     12/01/08       8,000        8,156,000
-----------------------------------------------------------------------------------------------------
  Illinois (State of); First Series 2001,
     Refunding Unlimited Tax GO (INS-Financial
     Security Assurance Inc.)(a)(b)                   5.25%     10/01/11       1,790        1,945,604
-----------------------------------------------------------------------------------------------------
  Kendall-Grundy, Kane & Will (Counties of) High
     School District No. 18; Series 2007 A,
     Refunding Unlimited Tax GO (INS-Financial
     Guaranty Insurance Co.)(a)(b)                    4.38%     10/01/21       1,000          995,460
-----------------------------------------------------------------------------------------------------
  Madison & Saint Clair (Counties of) School
     District No. 10 (Collinsville School
     Building); Series 2001, Unlimited Tax GO
     (INS-Financial Guaranty Insurance Co.)(a)(b)     5.00%     02/01/11       1,150        1,216,355
-----------------------------------------------------------------------------------------------------
  McHenry (County of) Community School District
     No. 47 (Crystal Lake); Series 1999, Unlimited
     Tax GO (INS-Financial Security Assurance
     Inc.)(a)(b)                                      5.13%     02/01/10         610          623,829
-----------------------------------------------------------------------------------------------------
  Northern Municipal Power Agency (Prairie St.
     Power Project); Series 2007 A, RB (INS-MBIA
     Insurance Corp.)(a)(b)                           5.00%     01/01/19       1,000        1,066,670
=====================================================================================================
                                                                                           14,003,918
=====================================================================================================


INDIANA-1.94%

  Portage (City of) Redevelopment District; Series
     2008, Refunding Tax Increment Allocation RB
     (INS-CIFG Guaranty, Ltd.)(a)(b)                  5.00%     01/15/22       2,470        2,490,748
-----------------------------------------------------------------------------------------------------
  Zionsville (City of) Community Schools Building
     Corp.; Series 2002, First Mortgage RB(a)(d)      5.00%     07/15/11       1,420        1,498,370
=====================================================================================================
                                                                                            3,989,118
=====================================================================================================


KANSAS-1.85%

  Johnson (County of) Water District No. 1; Series
     2001, Water RB(a)                                5.00%     06/01/11       1,770        1,901,405
-----------------------------------------------------------------------------------------------------
  Wyandotte (County of), School District No. 500;
     Series 2001, Unlimited Tax GO (INS-Financial
     Security Assurance Inc.)(a)(b)                   5.50%     09/01/11       1,750        1,911,595
=====================================================================================================
                                                                                            3,813,000
=====================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM TAX-FREE INTERMEDIATE FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
LOUISIANA-2.52%

  Louisiana (State of) Energy & Power Authority;
     Series 2000, Refunding Power Project RB
     (INS-Financial Security Assurance Inc.)(a)(b)    5.75%     01/01/11      $2,500     $  2,705,800
-----------------------------------------------------------------------------------------------------
  Louisiana (State of) Public Facilities Authority
     (Black & Gold Facilities Project); Series
     2007 A, RB (INS-CIFG Guaranty, Ltd.)(a)(b)       5.00%     07/01/22         500          497,445
-----------------------------------------------------------------------------------------------------
  Louisiana (State of) Public Facilities Authority
     (Hurricane Recovery Program); Series 2007, RB
     (INS-Ambac Assurance Corp.)(a)(b)                5.00%     06/01/18       1,000        1,064,180
-----------------------------------------------------------------------------------------------------
  Louisiana (State of) Public Facilities
     Authority (Nineteenth Judicial District
     Court); Series 2007, RB (INS-Financial
     Guaranty Insurance Co.)(a)(b)                    4.50%     06/01/21       1,000          925,910
=====================================================================================================
                                                                                            5,193,335
=====================================================================================================


MARYLAND-1.75%

  Maryland (State of) Health & Higher Educational
     Facilities Authority (Lifebridge Health);
     Series 2008, RB(a)                               5.00%     07/01/18       1,000        1,050,530
-----------------------------------------------------------------------------------------------------
     Series 2008, RB (INS-Assured Guaranty
     Corp.)(a)(b)                                     5.00%     07/01/20       1,000        1,040,480
-----------------------------------------------------------------------------------------------------
     Series 2008, RB (INS-Assured Guaranty
     Corp.)(a)(b)                                     5.00%     07/01/22       1,005        1,035,693
-----------------------------------------------------------------------------------------------------
  Maryland (State of) Health & Higher Educational
     Facilities Authority (Washington County
     Hospital); Series 2008, RB(a)                    5.00%     01/01/20         500          481,890
=====================================================================================================
                                                                                            3,608,593
=====================================================================================================


MASSACHUSETTS-2.51%

  Massachusetts (State of); Series 2000 A,
     Consumer Lien Limited Tax GO(a)                  5.75%     02/01/09       5,000        5,165,600
=====================================================================================================


MICHIGAN-3.23%

  Detroit (City of); Series 1997 B, Refunding
     Unlimited Tax GO (INS-MBIA Insurance
     Corp.)(a)(b)                                     5.38%     04/01/10       1,630        1,648,191
-----------------------------------------------------------------------------------------------------
  Hartland (City of) Consolidated School District;
     Series 2001, Refunding Unlimited Tax GO
     (CEP-Michigan School Bond Loan Fund)(a)          5.50%     05/01/11       1,000        1,083,060
-----------------------------------------------------------------------------------------------------
  Michigan (State of) Strategic Fund (Detroit
     Edison Co.); Series 1995 CC, Refunding
     Limited Obligation RB (INS-Ambac Assurance
     Corp.)(a)(b)(c)                                  4.85%     09/01/11       1,000        1,063,210
-----------------------------------------------------------------------------------------------------
  Royal Oak (City of) Hospital Finance Authority
     (William Beaumont Hospital Obligated Group);
     Series 2006 T, Refunding Hospital VRD RB
     (INS-Ambac Assurance Corp.)(b)(e)(f)             3.50%     01/01/20       1,000        1,000,000
-----------------------------------------------------------------------------------------------------
  Taylor (City of); Series 2001, COP (INS-Ambac
     Assurance Corp.)(a)(b)                           5.00%     02/01/11         495          525,640
-----------------------------------------------------------------------------------------------------
  Troy (City of) Downtown Development Authority;
     Series 2001, Refunding & Development Tax
     Allocation RB (INS-MBIA Insurance
     Corp.)(a)(b)                                     5.00%     11/01/10       1,265        1,346,719
=====================================================================================================
                                                                                            6,666,820
=====================================================================================================


MINNESOTA-1.31%

  Western Minnesota Municipal Power Agency;
     Series 2001 A, Refunding RB (INS-Ambac
     Assurance Corp.)(a)(b)                           5.50%     01/01/10       1,245        1,305,482
-----------------------------------------------------------------------------------------------------
     Series 2001 A, Refunding RB (INS-Ambac
     Assurance Corp.)(a)(b)                           5.50%     01/01/11       1,300        1,389,193
=====================================================================================================
                                                                                            2,694,675
=====================================================================================================


MISSISSIPPI-1.45%

  Mississippi (State of) Development Bank (Lowndes
     County Industrial Development Project);
     Series 2007, Special Obligation IDR
     (INS-Financial Security Assurance Inc.)(a)(b)    5.00%     07/01/19       1,160        1,246,049
-----------------------------------------------------------------------------------------------------
  Rankin (County of) School District; Series 2001,
     Unlimited Tax GO (INS-Financial Security
     Assurance Inc.)(a)(b)                            5.00%     10/01/11       1,625        1,752,221
=====================================================================================================
                                                                                            2,998,270
=====================================================================================================


MISSOURI-1.41%

  Cass (County of); Series 2007, Hospital RB(a)       5.00%     05/01/17         500          485,425
-----------------------------------------------------------------------------------------------------
  Ladue School District; Series 2007, Refunding &
     Improvement Unlimited Tax GO(a)                  5.00%     03/01/25       1,250        1,278,825
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM TAX-FREE INTERMEDIATE FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
MISSOURI-(CONTINUED)

  Missouri (State of) Health & Educational
     Facilities Authority (Webster University);
     Series 2001, Educational Facilities RB
     (INS-MBIA Insurance Corp.)(a)(b)                 5.00%     04/01/11      $1,075     $  1,146,627
=====================================================================================================
                                                                                            2,910,877
=====================================================================================================


MONTANA-0.26%

  Montana (State of) Facility Finance Authority
     (Mission Ridge Project); Series 2002, VRD RB
     (LOC-LaSalle Bank, N.A.)(e)(f)(g)                2.07%     08/01/27         545          545,000
=====================================================================================================


NEVADA-0.75%

  Nevada (State of); Series 1999 A, Capital
     Improvement & Cultural Affairs Limited Tax
     GO(a)                                            5.00%     02/01/10       1,500        1,546,680
=====================================================================================================


NEW JERSEY-4.03%

  New Jersey (State of) Transportation Trust Fund
     Authority;
     Series 1999 A, Transportation System RB(a)(d)    5.50%     06/15/10       7,060        7,543,257
-----------------------------------------------------------------------------------------------------
     Series 1999 A, Transportation System RB(a)       5.50%     06/15/10         720          766,570
=====================================================================================================
                                                                                            8,309,827
=====================================================================================================


NEW YORK-0.62%

  New York (State of) Dormitory Authority (Frances
     Schervier Obligated Group); Series 1997, RB
     (INS-Financial Security Assurance Inc.)(a)(b)    5.50%     07/01/10       1,205        1,286,097
=====================================================================================================


NORTH CAROLINA-6.62%

  Charlotte (City of); Series 1998, Refunding
     Unlimited Tax GO(a)                              5.25%     02/01/10       5,000        5,056,850
-----------------------------------------------------------------------------------------------------
  Charlotte-Mecklenburg Hospital Authority; Series
     2007 A, Refunding Health Care System RB(a)       5.00%     01/15/19       1,000        1,032,220
-----------------------------------------------------------------------------------------------------
  North Carolina (State of); Series 1999 A, Public
     Improvements Unlimited Tax GO(a)(c)(d)           5.25%     03/01/09       5,000        5,184,350
-----------------------------------------------------------------------------------------------------
  Oak Island (Town of) (Waste Water Project);
     Series 2008 A, Enterprise System RB (INS-MBIA
     Insurance Corp.)(a)(b)                           5.00%     06/01/20       1,065        1,122,201
-----------------------------------------------------------------------------------------------------
     Series 2008 A, Enterprise System RB (INS-MBIA
     Insurance Corp.)(a)(b)                           5.00%     06/01/23       1,210        1,243,916
=====================================================================================================
                                                                                           13,639,537
=====================================================================================================


NORTH DAKOTA-0.85%

  Burleigh (County of), (Medcenter One, Inc.);
     Series 1999, Refunding Health Care RB
     (INS-MBIA Insurance Corp.)(a)(b)                 5.25%     05/01/09       1,695        1,750,647
=====================================================================================================


OHIO-0.47%

  Buckeye Tobacco Settlement Financing Authority;
     Series 2007 A-2, Sr. Asset-Backed RB(a)          5.38%     06/01/24       1,000          959,770
=====================================================================================================


OKLAHOMA-1.27%

  Grand River Dam Authority; Series 1993,
     Refunding RB (INS-Ambac Assurance
     Corp.)(a)(b)                                     5.50%     06/01/09       2,000        2,076,120
-----------------------------------------------------------------------------------------------------
  Mustang (City of) Improvement Authority; Series
     1999, Utility RB (INS-Financial Security
     Assurance Inc.)(a)(b)                            5.25%     10/01/09         525          541,748
=====================================================================================================
                                                                                            2,617,868
=====================================================================================================


OREGON-0.59%

  Tri-County Metropolitan Transportation District;
     Series 2006, Payroll Tax & Grant Receipt RB
     (INS-MBIA Insurance Corp.)(a)(b)                 4.00%     05/01/14       1,200        1,208,160
=====================================================================================================


PENNSYLVANIA-0.73%

  Harrisburg (City of) Authority (Harrisburg
     University of Science); Series 2007 A, RB(a)     5.40%     09/01/16         500          501,485
-----------------------------------------------------------------------------------------------------
  Westmoreland (County of) Municipal Authority;
     Series 2003, Service RB (INS-Financial
     Guaranty Insurance Co.)(a)(b)                    5.00%     08/15/08       1,000        1,006,630
=====================================================================================================
                                                                                            1,508,115
=====================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM TAX-FREE INTERMEDIATE FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
RHODE ISLAND-0.94%

  Rhode Island (State of) Health & Educational
     Building Corp. (Public Schools Financing
     Program); Series 2007 B, RB (INS-Ambac
     Assurance Corp.)(a)(b)                           5.00%     05/15/21      $1,000     $  1,045,380
-----------------------------------------------------------------------------------------------------
  Woonsocket (City of); Series 2000, Unlimited Tax
     GO (INS-Financial Guaranty Insurance
     Co.)(a)(b)                                       5.25%     10/01/10         840          895,524
=====================================================================================================
                                                                                            1,940,904
=====================================================================================================


SOUTH CAROLINA-1.53%

  Piedmont Municipal Power Agency; Series 1993,
     Electric RB (INS-MBIA Insurance Corp.)(a)(b)     5.60%     01/01/09       1,000        1,020,440
-----------------------------------------------------------------------------------------------------
  South Carolina (State of) Public Service
     Authority; Series 1999 A, RB (INS-MBIA
     Insurance Corp.)(a)(b)                           5.50%     01/01/10       1,000        1,053,140
-----------------------------------------------------------------------------------------------------
  South Carolina (State of); Series 2001 B,
     Capital Improvements Unlimited Tax GO(a)         5.50%     04/01/11       1,000        1,084,830
=====================================================================================================
                                                                                            3,158,410
=====================================================================================================


SOUTH DAKOTA-0.46%

  South Dakota (State of) Building Authority;
     Series 2007, RB (INS-Financial Guaranty
     Insurance Co.)(a)(b)                             4.50%     06/01/23       1,000          943,240
=====================================================================================================


TEXAS-20.90%

  Amarillo (City of) Health Facilities Corp.
     (Baptist St. Anthony's Hospital); Series
     1998, RB (INS-Financial Security Assurance
     Inc.)(a)(b)                                      5.50%     01/01/10       1,275        1,335,371
-----------------------------------------------------------------------------------------------------
  Austin (City of); Series 2001, Limited Tax
     Certificates GO(a)                               5.00%     09/01/11       1,900        2,044,666
-----------------------------------------------------------------------------------------------------
  Canadian River Municipal Water Authority; Series
     1999, Conjunctive Use Contract RB(a)(c)(d)       5.00%     02/15/09       1,000        1,027,810
-----------------------------------------------------------------------------------------------------
  Garland (City of); Series 2001, Limited Tax
     Certificates GO (INS-MBIA Insurance
     Corp.)(a)(b)                                     5.25%     02/15/11       2,435        2,606,497
-----------------------------------------------------------------------------------------------------
  Harris (County of) Health Facilities Development
     Corp. (Memorial Hermann Hospital System
     Project); Series 1998, Hospital RB
     (INS-Financial Security Assurance Inc.)(a)(b)    5.50%     06/01/09       2,500        2,596,625
-----------------------------------------------------------------------------------------------------
  Houston (City of) Convention & Entertainment
     Facilities Department;
     Series 2001 A, Refunding Hotel Occupancy Tax
     and Special RB (INS-Ambac Assurance
     Corp.)(a)(b)                                     5.50%     09/01/10       1,000        1,061,540
-----------------------------------------------------------------------------------------------------
     Series 2001 A, Refunding Hotel Occupancy Tax
     and Special RB (INS-Ambac Assurance
     Corp.)(a)(b)                                     5.50%     09/01/11       4,000        4,303,000
-----------------------------------------------------------------------------------------------------
     Series 2001 B, Hotel Occupancy Tax and
     Special RB (INS-Ambac Assurance Corp.)(a)(b)     5.25%     09/01/10       1,000        1,055,750
-----------------------------------------------------------------------------------------------------
     Series 2001 B, Hotel Occupancy Tax and
     Special RB (INS-Ambac Assurance Corp.)(a)(b)     5.25%     09/01/11       2,360        2,519,819
-----------------------------------------------------------------------------------------------------
     Series 2001 B, Hotel Occupancy Tax and
     Special RB (INS-Ambac Assurance Corp.)(a)(b)     5.50%     09/01/11       2,460        2,646,345
-----------------------------------------------------------------------------------------------------
  Katy (City of) Independent School District;
     Series 1999 A, Unlimited Tax GO (CEP-Texas
     Permanent School Fund)(a)                        5.20%     02/15/10       1,285        1,315,635
-----------------------------------------------------------------------------------------------------
  Lower Colorado River Authority; Series 1999 B,
     Refunding RB (INS-Financial Security
     Assurance Inc.)(a)(b)                            6.00%     05/15/10       1,460        1,533,409
-----------------------------------------------------------------------------------------------------
  North Texas Municipal Water District; Series
     2001, Water System RB (INS-MBIA Insurance
     Corp.)(a)(b)                                     5.00%     09/01/11       1,040        1,117,428
-----------------------------------------------------------------------------------------------------
  North Texas Tollway Authority; Series 2008 E-3,
     Refunding First Tier System RB(a)(c)             5.75%     01/01/16       1,000        1,041,720
-----------------------------------------------------------------------------------------------------
  San Antonio (City of);
     Series 1994, Electric & Gas RB(a)                5.00%     02/01/12       2,375        2,553,481
-----------------------------------------------------------------------------------------------------
     Series 1998 A, Electric & Gas RB(a)(c)(d)        5.25%     02/01/09       2,960        3,072,628
-----------------------------------------------------------------------------------------------------
     Series 1998 A, Electric & Gas RB(a)              5.25%     02/01/10       5,540        5,727,418
-----------------------------------------------------------------------------------------------------
     Series 1998 A, Refunding Limited Tax GO(a)       5.00%     02/01/11       1,490        1,519,294
-----------------------------------------------------------------------------------------------------
  Texas Tech University; 6th Series 1999,
     Financing System RB (INS-Ambac Assurance
     Corp.)(a)(b)                                     5.25%     02/15/11       3,910        3,993,009
=====================================================================================================
                                                                                           43,071,445
=====================================================================================================


UTAH-0.55%

  Tooele (County of) School District; Series 2001,
     Unlimited Tax GO (CEP-Utah School Bond
     Guaranty)(a)                                     4.50%     06/01/11       1,075        1,136,565
=====================================================================================================


VIRGINIA-0.63%

  Norton (City of) Industrial Development
     Authority (Norton Community Hospital); Series
     2001, Refunding & Improvement Hospital IDR
     (INS-ACA Financial Guaranty Corp.)(a)(b)         5.13%     12/01/10       1,315        1,304,270
=====================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM TAX-FREE INTERMEDIATE FUND

                                                                            PRINCIPAL
                                                    INTEREST    MATURITY      AMOUNT
                                                      RATE        DATE        (000)          VALUE
-----------------------------------------------------------------------------------------------------
WASHINGTON-11.65%

  Energy Northwest (Project #3);
     Series 2001 A, Refunding Electric RB
     (INS-Financial Security Assurance Inc.)(a)(b)    5.50%     07/01/10      $1,000     $  1,068,660
-----------------------------------------------------------------------------------------------------
     Series 2001 A, Refunding Electric RB
     (INS-Financial Security Assurance Inc.)(a)(b)    5.50%     07/01/11       7,500        8,164,875
-----------------------------------------------------------------------------------------------------
  Lake Tapps Parkway Properties; Series 1999 A,
     Special VRD RB (LOC-US Bank, N.A.)(e)(f)(g)      2.36%     12/01/19         861          861,000
-----------------------------------------------------------------------------------------------------
  Seattle (City of); Series 2001, Refunding
     Municipal Light & Power Improvements RB
     (INS-Financial Security Assurance Inc.)(a)(b)    5.25%     03/01/11       3,000        3,219,690
-----------------------------------------------------------------------------------------------------
  Snohomish (County of); Series 2001, Limited Tax
     GO(a)                                            5.25%     12/01/11       2,685        2,924,985
-----------------------------------------------------------------------------------------------------
  Washington (State of) (Department of Ecology);
     Series 2001, Refunding COP (INS-Ambac
     Assurance Corp.)(a)(b)                           4.75%     04/01/11       5,310        5,511,568
-----------------------------------------------------------------------------------------------------
  Washington (State of) Health Care Facilities
     Authority (Swedish Health Services); Series
     2006, VRD Unlimited Tax RB (LOC-Citibank,
     N.A.)(e)(f)(g)                                   2.18%     11/15/26         404          404,000
-----------------------------------------------------------------------------------------------------
  Washington (State of); Series 2001 R-A,
     Refunding Unlimited Tax GO(a)                    5.00%     09/01/10       1,745        1,852,317
=====================================================================================================
                                                                                           24,007,095
=====================================================================================================

WISCONSIN-2.60%

  Fond du Lac (City of) School District; Series
     2000, Refunding Unlimited Tax GO(a)(c)(d)        5.25%     04/01/10       1,000        1,057,390
-----------------------------------------------------------------------------------------------------
  Wisconsin (State of);
     Series 1993 2, Refunding Unlimited Tax GO(a)     5.13%     11/01/11       2,000        2,164,300
-----------------------------------------------------------------------------------------------------
     Series 1999 C, Unlimited Tax GO(a)               5.75%     05/01/10       2,000        2,134,120
=====================================================================================================
                                                                                            5,355,810
=====================================================================================================
TOTAL INVESTMENTS-99.32%(h)
  (Cost $199,187,964)                                                                     204,729,653
=====================================================================================================
OTHER ASSETS LESS LIABILITIES-0.68%                                                         1,396,282
=====================================================================================================
NET ASSETS-100.00%                                                                       $206,125,935
_____________________________________________________________________________________________________
=====================================================================================================




Investment Abbreviations:


CEP   - Credit Enhancement Provider
COP   - Certificates of Participation
GO    - General Obligation Bonds
IDR   - Industrial Development Revenue Bonds
INS   - Insurer
Jr.   - Junior
LOC   - Letter of Credit
RB    - Revenue Bonds
Sr.   - Senior
Sub.  - Subordinated
VRD   - Variable Rate Demand
Wts.  - Warrants


Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at March 31, 2008 was $201,919,653, which represented 97.96% of the Fund's Net Assets. See Note 1A.
(b) Principal and/or interest payments are secured by the bond insurance company listed.
(c) Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d) Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e) Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on March 31, 2008.
(f)   Security is considered a cash equivalent.
(g) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h) This table, as of March 31, 2008, provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower's obligations but may be called upon to satisfy the borrower's obligations.

       ENTITIES                                                       PERCENTAGE
       -------------------------------------------------------------------------
       Financial Security Assurance Inc.                                 18.88%
       -------------------------------------------------------------------------
       Ambac Assurance Corp.                                             16.33
       -------------------------------------------------------------------------
       MBIA Insurance Corp.                                               9.95
       _________________________________________________________________________
       =========================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM TAX-FREE INTERMEDIATE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2008




ASSETS:

Investments, at value (Cost
  $199,187,964)                           $204,729,653
------------------------------------------------------
Receivables for:
  Investments sold                               3,040
------------------------------------------------------
  Fund shares sold                             515,110
------------------------------------------------------
  Interest                                   2,499,710
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             50,864
------------------------------------------------------
Other assets                                    22,722
======================================================
     Total assets                          207,821,099
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Investments purchased                      1,039,440
------------------------------------------------------
  Fund shares reacquired                        71,640
------------------------------------------------------
  Dividends                                    383,658
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              86,574
------------------------------------------------------
Accrued distribution fees -- Class A3            7,641
------------------------------------------------------
Accrued trustees' and officer's fees
  and benefits                                   3,752
------------------------------------------------------
Accrued transfer agent fees                     15,357
------------------------------------------------------
Accrued operating expenses                      87,102
======================================================
     Total liabilities                       1,695,164
======================================================
Net assets applicable to shares
  outstanding                             $206,125,935
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $200,358,657
------------------------------------------------------
Undistributed net investment income            103,803
------------------------------------------------------
Undistributed net realized gain                121,786
------------------------------------------------------
Unrealized appreciation                      5,541,689
======================================================
                                          $206,125,935
______________________________________________________
======================================================



NET ASSETS:

Class A                                   $167,381,372
______________________________________________________
======================================================
Class A3                                  $ 37,865,315
______________________________________________________
======================================================
Institutional Class                       $    879,248
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                     15,636,388
______________________________________________________
======================================================
Class A3                                     3,537,850
______________________________________________________
======================================================
Institutional Class                             82,269
______________________________________________________
======================================================
Class A:
  Net asset value per share               $      10.70
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $10.70 divided
     by 99.00%)                           $      10.81
______________________________________________________
======================================================
Class A3:
  Net asset value and offering price
     per share                            $      10.70
______________________________________________________
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $      10.69
______________________________________________________
======================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.


15        AIM TAX-FREE INTERMEDIATE FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2008




INVESTMENT INCOME:

Interest                                                                             $8,591,950
===============================================================================================


EXPENSES:

Advisory fees                                                                           551,317
-----------------------------------------------------------------------------------------------
Administrative services fees                                                             50,000
-----------------------------------------------------------------------------------------------
Custodian fees                                                                            7,895
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A3                                                            84,204
-----------------------------------------------------------------------------------------------
Transfer agent fees -- A and A3                                                          83,087
-----------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                        823
-----------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                                19,877
-----------------------------------------------------------------------------------------------
Professional services fees                                                               71,012
-----------------------------------------------------------------------------------------------
Other                                                                                    97,781
===============================================================================================
     Total expenses                                                                     965,996
===============================================================================================
Less: Expenses reimbursed and expense offset arrangement(s)                              (5,264)
===============================================================================================
     Net expenses                                                                       960,732
===============================================================================================
Net investment income                                                                 7,631,218
===============================================================================================


REALIZED AND UNREALIZED GAIN FROM:

Net realized gain from investment securities                                            128,579
===============================================================================================
Change in net unrealized appreciation of investment securities                          295,814
===============================================================================================
Net realized and unrealized gain                                                        424,393
===============================================================================================
Net increase in net assets resulting from operations                                 $8,055,611
_______________________________________________________________________________________________
===============================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.


16        AIM TAX-FREE INTERMEDIATE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2008 and 2007



                                                                                2008             2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $  7,631,218    $  11,585,709
---------------------------------------------------------------------------------------------------------
  Net realized gain                                                              128,579        2,441,043
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                           295,814       (4,901,735)
=========================================================================================================
     Net increase in net assets resulting from operations                      8,055,611        9,125,017
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                     (6,318,225)      (7,486,154)
---------------------------------------------------------------------------------------------------------
  Class A3                                                                    (1,343,377)      (3,104,073)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                            (34,682)      (1,475,051)
=========================================================================================================
     Total distributions from net investment income                           (7,696,284)     (12,065,278)
=========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                     (1,011,322)        (785,291)
---------------------------------------------------------------------------------------------------------
  Class A3                                                                      (228,067)        (322,792)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                             (3,784)         (88,881)
=========================================================================================================
     Total distributions from net realized gains                              (1,243,173)      (1,196,964)
=========================================================================================================
     Decrease in net assets resulting from distributions                      (8,939,457)     (13,262,242)
=========================================================================================================
Share transactions-net:
  Class A                                                                     22,498,645      (46,461,251)
---------------------------------------------------------------------------------------------------------
  Class A3                                                                       (98,673)     (89,526,320)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (2,324,127)     (43,405,745)
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           20,075,845     (179,393,316)
=========================================================================================================
     Net increase (decrease) in net assets                                    19,191,999     (183,530,541)
_________________________________________________________________________________________________________
=========================================================================================================


NET ASSETS:

  Beginning of year                                                          186,933,936      370,464,477
=========================================================================================================
  End of year (including undistributed net investment income of $103,803
     and $168,300, respectively)                                            $206,125,935    $ 186,933,936
_________________________________________________________________________________________________________
=========================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.


17        AIM TAX-FREE INTERMEDIATE FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Free Intermediate Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio or class are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

        Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, Invesco Aim may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

        The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the tax period.


18        AIM TAX-FREE INTERMEDIATE FUND

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The value of, payment of interest on, repayment of principal for and the ability of the Fund to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers in which the Fund invests are located.

        Many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund.

        There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                        ANNUAL RATE
---------------------------------------------------------------------
First $500 million                                           0.30%
---------------------------------------------------------------------
Over $500 million up to and including $1 billion             0.25%
---------------------------------------------------------------------
Over $1 billion                                              0.20%
_____________________________________________________________________
=====================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund on February 29, 2008, to be effective as of May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $2,993.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agency fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class A3 and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A3 shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A3 shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A3 shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2008, IADI advised the Fund that IADI retained $1,297 in front-end sales commissions from the sale of Class A shares and $0 from Class A shares for CDSC imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.


19        AIM TAX-FREE INTERMEDIATE FUND

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $2,271.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended March 31, 2008, the Fund paid legal fees of $3,083 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets.

  Additionally, the Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by Invesco Aim, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended March 31, 2008, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2008 and 2007 was as follows:

                                                                                2008            2007
-------------------------------------------------------------------------------------------------------
Ordinary income                                                              $   56,372     $        --
-------------------------------------------------------------------------------------------------------
Ordinary income -- tax exempt                                                 7,696,273      12,065,278
-------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        1,186,812       1,196,964
=======================================================================================================
Total distributions                                                          $8,939,457     $13,262,242
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS:

As of March 31, 2008, the components of net assets on a tax basis were as follows:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income -- tax exempt                                         $    186,608
------------------------------------------------------------------------------------------------
Undistributed long-term gain                                                             156,032
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- investments                                             5,541,689
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (82,805)
------------------------------------------------------------------------------------------------
Post-October capital loss deferral                                                       (34,246)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        200,358,657
================================================================================================
Total net assets                                                                    $206,125,935
________________________________________________________________________________________________
================================================================================================





20        AIM TAX-FREE INTERMEDIATE FUND

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward as of March 31, 2008.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2008 was $53,028,640 and $34,960,604, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                           $6,387,312
-----------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                           (845,623)
===============================================================================================
Net unrealized appreciation of investment securities                                 $5,541,689
_______________________________________________________________________________________________
===============================================================================================
Investments have the same cost for tax and financial statement purposes.


NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of certain proxy costs and distributions, on March 31, 2008, undistributed net investment income was increased by $569, undistributed net realized gain was decreased by $12 and shares of beneficial interest decreased by $557. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently consists of three different classes of shares: Class A, Class A3 and Institutional Class. As of the close of business on October 30, 2002, Class A shares were closed to new investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class A3 shares and Institutional Class shares are sold at net asset value.

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                            -------------------------------------------------------------
                                                                      2008(a)                            2007
                                                            ---------------------------     -----------------------------
                                                              SHARES          AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    6,548,626     $ 70,248,412         366,754     $   3,991,807
-------------------------------------------------------------------------------------------------------------------------
  Class A3                                                   1,506,817       16,135,522       2,941,323        31,974,925
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           81,238          870,244       1,118,894        12,129,926
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      322,507        3,450,087         409,615         4,440,618
-------------------------------------------------------------------------------------------------------------------------
  Class A3                                                     117,252        1,254,125         260,803         2,830,051
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            2,121           22,645          59,030           641,450
=========================================================================================================================
Reacquired:
  Class A                                                   (4,764,421)     (51,199,854)     (5,057,106)      (54,893,676)
-------------------------------------------------------------------------------------------------------------------------
  Class A3                                                  (1,632,773)     (17,488,320)    (11,459,691)     (124,331,296)
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (300,042)      (3,217,016)     (5,182,942)      (56,177,121)
=========================================================================================================================
                                                             1,881,325     $ 20,075,845     (16,543,320)    $(179,393,316)
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 40% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. There is also one individual that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.


21        AIM TAX-FREE INTERMEDIATE FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                          ------------------------------------------------------------
                                                                              YEAR ENDED MARCH 31,
                                                          ------------------------------------------------------------
                                                            2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  10.76     $  10.92     $  11.21     $  11.69     $  11.70
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.45(a)      0.46         0.47         0.49         0.47(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                              0.02        (0.09)       (0.26)       (0.49)       (0.01)
======================================================================================================================
     Total from investment operations                         0.47         0.37         0.21        (0.00)        0.46
======================================================================================================================
Less distributions:
  Dividends from net investment income                       (0.45)       (0.48)       (0.50)       (0.48)       (0.47)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (0.08)       (0.05)          --           --           --
======================================================================================================================
     Total distributions                                     (0.53)       (0.53)       (0.50)       (0.48)       (0.47)
======================================================================================================================
Net asset value, end of period                            $  10.70     $  10.76     $  10.92     $  11.21     $  11.69
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                               4.50%        3.49%        1.87%       (0.01)%       4.04%
______________________________________________________________________________________________________________________
======================================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $167,381     $145,563     $194,526     $246,946     $390,903
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                       0.48%(c)     0.50%        0.46%        0.43%(d)     0.42%
======================================================================================================================
Ratio of net investment income to average net assets          4.18%(c)     4.24%        4.16%        4.09%        3.98%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                         19%          11%           9%           4%           6%
______________________________________________________________________________________________________________________
======================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $149,267,966.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.44% for the year ended March 31, 2005.

                                                                                    CLASS A3
                                                           ---------------------------------------------------------
                                                                              YEAR ENDED MARCH 31,
                                                           ---------------------------------------------------------
                                                             2008        2007        2006         2005        2004
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 10.76     $ 10.92     $  11.21     $ 11.69     $  11.70
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.43(a)     0.46         0.42        0.43         0.43(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                              0.02       (0.12)       (0.24)      (0.47)       (0.01)
====================================================================================================================
     Total from investment operations                         0.45        0.34         0.18       (0.04)        0.42
====================================================================================================================
Less distributions:
  Dividends from net investment income                       (0.43)      (0.45)       (0.47)      (0.44)       (0.43)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (0.08)      (0.05)          --          --           --
====================================================================================================================
     Total distributions                                     (0.51)      (0.50)       (0.47)      (0.44)       (0.43)
====================================================================================================================
Net asset value, end of period                             $ 10.70     $ 10.76     $  10.92     $ 11.21     $  11.69
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                               4.24%       3.23%        1.57%      (0.37)%       3.67%
____________________________________________________________________________________________________________________
====================================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $37,865     $38,156     $128,946     $97,651     $101,312
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                       0.73%(c)    0.75%        0.73%       0.78%(d)     0.77%
====================================================================================================================
Ratio of net investment income to average net assets          3.93%(c)    3.99%        3.89%       3.74%        3.63%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                         19%         11%           9%          4%           6%
____________________________________________________________________________________________________________________
====================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)  Ratios are based on average daily net assets of $33,681,401.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.79% for the year ended March 31, 2005.



22        AIM TAX-FREE INTERMEDIATE FUND

                                                                            INSTITUTIONAL CLASS
                                                           -----------------------------------------------------
                                                                                                JULY 30, 2004
                                                                YEAR ENDED MARCH 31,         (COMMENCEMENT DATE)
                                                           -----------------------------         TO MARCH 31,
                                                            2008       2007        2006              2005
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.75     $10.92     $ 11.21           $ 11.40
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.45(a)    0.46        0.45              0.32(a)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                             0.02      (0.10)      (0.24)            (0.19)
================================================================================================================
     Total from investment operations                        0.47       0.36        0.21              0.13
================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.45)     (0.48)      (0.50)            (0.32)
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     (0.08)     (0.05)         --                --
================================================================================================================
     Total distributions                                    (0.53)     (0.53)      (0.50)            (0.32)
================================================================================================================
Net asset value, end of period                             $10.69     $10.75     $ 10.92           $ 11.21
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                              4.46%      3.43%       1.91%             1.13%
________________________________________________________________________________________________________________
================================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $  879     $3,215     $46,992           $32,779
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets                      0.53%(c)   0.52%       0.41%             0.42%(d)(e)
================================================================================================================
Ratio of net investment income to average net assets         4.13%(c)   4.22%       4.21%             4.10%(e)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate(f)                                     19%        11%          9%                4%
________________________________________________________________________________________________________________
================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $822,907.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.43% (annualized) for the year ended March 31, 2005.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.


NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing. The parties settled this case and it was dismissed with prejudiced on May 6, 2008.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants'

23        AIM TAX-FREE INTERMEDIATE FUND
motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more Invesco Aim
Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



24        AIM TAX-FREE INTERMEDIATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Tax-Exempt Funds and Shareholders of AIM Tax-Free Intermediate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Tax-Free Intermediate Fund (one of the funds constituting AIM Tax-Exempt Funds, hereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before March 31, 2005 were audited by another independent registered public accounting firm whose report dated May 18, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

May 15, 2008
Houston, Texas




25        AIM TAX-FREE INTERMEDIATE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007, through March 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (10/01/07)   (03/31/08)(1)   PERIOD(2)     (03/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00      $1,026.50       $2.38       $1,022.65       $2.38        0.47%
---------------------------------------------------------------------------------------------------
       A3            1,000.00       1,025.20        3.65        1,021.40        3.64        0.72
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2007, through March 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.


26        AIM TAX-FREE INTERMEDIATE FUND

APPROVAL OF SUB-ADVISORY AGREEMENT

At in-person meetings held on December          A. Nature, Extent and Quality of          sub-advisory fee rate, as well as other
12-13, 2007, the Board of Trustees of AIM          Services to be Provided by the         relevant factors, the Board concluded that
Tax-Exempt Funds (the "Board"), including          Affiliated Sub-Advisors                the Fund's sub-advisory fees were fair and
a majority of the independent trustees,                                                   reasonable.
voting separately, approved the              The Board reviewed the services to be
sub-advisory agreement for AIM Tax-Free      provided by the Affiliated Sub-Advisors         D. Financial Resources of the
Intermediate Fund (the "Fund"), effective    under the sub-advisory agreement and the           Affiliated Sub-Advisors
on or about May 1, 2008. In so doing, the    credentials and experience of the officers
Board determined that the sub-advisory       and employees of the Affiliated              The Board considered whether each
agreement is in the best interests of the    Sub-Advisors who will provide these          Affiliated Sub-Advisor is financially
Fund and its shareholders and that the       services. The Board concluded that the       sound and has the resources necessary to
compensation to AIM Funds Management Inc.    nature, extent and quality of the services   perform its obligations under the
(AIM Funds Management Inc. anticipates       to be provided by the Affiliated             sub-advisory agreement, and concluded that
changing its name to Invesco Trimark         Sub-Advisors were appropriate. The Board     each Affiliated Sub-Advisor has the
Investment Management Inc. on or prior to    noted that the Affiliated Sub-Advisors,      financial resources necessary to fulfill
December 31, 2008), Invesco Asset            which have offices and personnel that are    these obligations.
Management Deutschland, GmbH, Invesco        geographically dispersed in financial
Asset Management Ltd., Invesco Asset         centers around the world, have been formed
Management (Japan) Limited, Invesco          in part for the purpose of researching and
Australia Limited, Invesco Global Asset      compiling information and making
Management (N.A.), Inc., Invesco Hong Kong   recommendations on the markets and
Limited, Invesco Institutional (N.A.),       economies of various countries and
Inc., and Invesco Senior Secured             securities of companies located in such
Management, Inc. (collectively, the          countries or on various types of
"Affiliated Sub-Advisors") under the         investments and investment techniques, and
sub-advisory agreement is fair and           providing investment advisory services.
reasonable.                                  The Board concluded that the sub-advisory
                                             agreement will benefit the Fund and its
   The independent trustees met separately   shareholders by permitting Invesco Aim to
during their evaluation of the               utilize the additional resources and
sub-advisory agreement with independent      talent of the Affiliated Sub-Advisors in
legal counsel from whom they received        managing the Fund.
independent legal advice, and the
independent trustees also received              B. Fund Performance
assistance during their deliberations from
the independent Senior Officer, a            The Board did not view Fund performance as
full-time officer of the AIM Funds who       a relevant factor in considering whether
reports directly to the independent          to approve the sub-advisory agreement for
trustees. The sub-advisory agreement was     the Fund, as no Affiliated Sub-Advisor
considered separately for the Fund,          currently serves as sub-advisor to the
although the Board also considered the       Fund.
common interests of all of the AIM Funds
in their deliberations. The Board               C. Sub-Advisory Fees
comprehensively considered all of the
information provided to them and did not     The Board considered the services to be
identify any particular factor that was      provided by the Affiliated Sub-Advisors
controlling. Furthermore, each trustee may   pursuant to the sub-advisory agreement and
have evaluated the information provided      the services to be provided by Invesco Aim
differently from one another and             pursuant to the Fund's advisory agreement,
attributed different weight to the various   as well as the allocation of fees between
factors.                                     Invesco Aim and the Affiliated
                                             Sub-Advisors pursuant to the sub-advisory
   Set forth below is a discussion of the    agreement. The Board noted that the
material factors and related conclusions     sub-advisory fees have no direct effect on
that formed the basis for the Board's        the Fund or its shareholders, as they are
approval of the sub-advisory agreement for   paid by Invesco Aim to the Affiliated
the Fund.                                    Sub-Advisors, and that Invesco Aim and the
                                             Affiliated Sub-Advisors are affiliates.
                                             After taking account of the Fund's
                                             contractual


27   AIM TAX-FREE INTERMEDIATE FUND

TAX INFORMATION

Form 1099-INT and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2008:

     FEDERAL INCOME TAX
     ------------------
     Long-Term Capital Gain Dividends                     $1,186,812
     Tax-Exempt Interest Dividends*                             100%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2007, September 30, 2007 and December 31, 2007 were 99.98%, 99.94% and 99.97%, respectively.


28        AIM TAX-FREE INTERMEDIATE FUND

PROXY RESULTS

A Special Meeting ("Meeting") of Shareholders of AIM Tax-Free Intermediate Fund, an investment portfolio of AIM Tax-Exempt Funds, a Delaware statutory trust ("Trust"), was held on February 29, 2008. The Meeting was held for the following purposes:

(1) Elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

(3) Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

The results of the voting on the above matters were as follows:


                                                                                                 WITHHELD/
          MATTER                                                              VOTES FOR        ABSTENTIONS**
------------------------------------------------------------------------------------------------------------
(1)*      Bob R. Baker....................................................   88,044,382          2,373,838
          Frank S. Bayley.................................................   88,036,896          2,381,324
          James T. Bunch..................................................   88,058,339          2,359,881
          Bruce L. Crockett...............................................   88,071,098          2,347,122
          Albert R. Dowden................................................   88,061,683          2,356,537
          Jack M. Fields..................................................   88,049,878          2,368,342
          Martin L. Flanagan..............................................   88,074,545          2,343,675
          Carl Frischling.................................................   88,098,943          2,319,277
          Prema Mathai-Davis..............................................   87,995,654          2,422,566
          Lewis F. Pennock................................................   88,076,134          2,342,086
          Larry Soll, Ph.D. ..............................................   88,015,067          2,403,153
          Raymond Stickel, Jr. ...........................................   88,060,563          2,357,657
          Philip A. Taylor................................................   88,073,383          2,344,837




                                                                                                 WITHHELD/           BROKER
                             MATTER                       VOTES FOR        VOTES AGAINST        ABSTENTIONS         NON-VOTES
-----------------------------------------------------------------------------------------------------------------------------
(2)*      Approve an amendment to the Trust's
          Agreement and Declaration of Trust that
          would permit the Board of Trustees of the
          Trust to terminate the Trust, the Fund, and
          each other series portfolio of the Trust, or
          a share class without a shareholder vote....   65,406,627          5,245,717           3,279,097         16,486,779
(3)       Approve a new sub-advisory agreement between
          Invesco Aim Advisors, Inc. and each of AIM
          Funds Management, Inc.; Invesco Asset
          Management Deutschland, GmbH; Invesco Asset
          Management Limited; Invesco Asset Management
          (Japan) Limited; Invesco Australia Limited;
          Invesco Global Asset Management (N.A.),
          Inc.; Invesco Hong Kong Limited; Invesco
          Institutional (N.A.), Inc.; and Invesco
          Senior Secured Management, Inc. ............    9,533,439            321,126             229,150          3,049,893



 * Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Tax-Exempt Funds.

** Includes Broker Non-Votes



29        AIM TAX-FREE INTERMEDIATE FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company) and INVESCO North American Holdings, Inc. (holding company); Chairman and President, INVESCO Group Services,
                                              Inc. (service provider); Trustee, The AIM Family of Funds--
                                              Registered Trademark--; Vice Chairman, Investment Company
                                              Institute; and Member of Executive Board, SMU Cox School of
                                              Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Director, Chief Executive Officer and President, AIM Mutual   None
 Trustee, President and                       Fund Dealer Inc. (registered broker dealer), Invesco Aim
 Principal                                    Advisors, Inc., AIM Funds Management Inc. d/b/a INVESCO
 Executive Officer                            Enterprise Services (registered investment advisor and
                                              registered transfer agent), AIM Trimark Corporate Class Inc.
                                              (formerly AIM Trimark Global Fund Inc.) (corporate mutual
                                              fund company), 1371 Preferred Inc. (holding company); AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director,
                                              Chairman, Chief Executive Officer and President, Invesco Aim
                                              Management Group, Inc. (financial services holding company)
                                              and Invesco Aim Capital Management, Inc. (registered
                                              investment advisor); Director and President, INVESCO Funds
                                              Group, Inc. (registered investment advisor and register
                                              transfer agent) and AIM GP Canada Inc. (general partner for a limited partnership); Director, Invesco Aim Distributors,
                                              Inc. (registered broker dealer); Director and Chairman,
                                              Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker
                                              dealer); Director, President and Chairman, IVZ Callco Inc.
                                              (holding company), INVESCO Inc. (holding company) and AIM
                                              Canada Holdings Inc. (holding company); Trustee, President and Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust, Short-Term Investments Trust and Tax-Free Investments
                                              Trust); Trustee and Executive Vice President, The AIM Family
                                              of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust, Short-Term Investments Trust and Tax-Free Investments
                                              Trust only); and Manager, Invesco PowerShares Capital
                                              Management LLC

                                              Formerly: Director and Chairman, Fund Management Company
                                              (registered broker dealer); President and Principal
                                              Executive Officer, The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term
                                              Investments Trust and Tax-Free Investments Trust only);
                                              Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            and Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider)
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     None
 Trustee                                      firm)

                                              Formerly: Director, Policy Studies, Inc. and Van Gilder
                                              Insurance Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Reich & Tang Funds (Chairman)
                                              (registered investment company) (7 portfolios), Daily Income
                                              Fund (4 portfolios), California Daily Tax Free Income Fund,
                                              Inc., Connecticut Daily Tax Free Income Fund, Inc. and New
                                              Jersey Daily Municipal Fund, Inc., Annuity and Life Re
                                              (Holdings), Ltd. (insurance company), and Homeowners of
                                              America Holding Corporation (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various affiliated Volvo companies; and
                                              Director, Magellan Insurance Company

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee

                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


30        AIM TAX-FREE INTERMEDIATE FUND

                                                                                                                 OTHER
NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     DIRECTORSHIP(S)
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            HELD BY TRUSTEE
TRUST                           SINCE         DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary of The AIM Family of Funds--
                                              Registered Trademark--; and Manager, Invesco PowerShares Capital
                                              Management LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); General Counsel and Secretary,
                                              Pilgrim Baxter Value Investors (an investment adviser); Chief
                                              Operating Officer, General Counsel and Secretary, Old Mutual
                                              Investment Partners (a broker-dealer); General Counsel and
                                              Secretary, Old Mutual Fund Services (an administrator); General
                                              Counsel and Secretary, Old Mutual Shareholder Services (a
                                              shareholder servicing center); Executive Vice President, General
                                              Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors
                                              Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President of    N/A
 Vice President                               The AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President of The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and AIM Investment Services, Inc.; Senior Vice
                                              President, Chief Legal Officer and Secretary of The AIM Family of
                                              Funds--Registered Trademark--; Director and Vice President,
                                              INVESCO Distributors, Inc. and Chief Executive Officer and
                                              President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sidney M. Dilgren -- 1961      2004          Vice President, Invesco Aim Advisors, Inc. and Invesco Aim         N/A
 Vice President, Principal                    Capital Management, Inc.; and Vice President, Treasurer and
 Financial Officer and                        Principal Financial Officer of The AIM Family of Funds--
 Treasurer                                    Registered Trademark--

                                              Formerly: Fund Treasurer, Invesco Aim Advisors, Inc.; Senior Vice
                                              President, Invesco Aim Investment Services, Inc.; and Vice
                                              President, Invesco Aim Distributors, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust, Short-Term Investments Trust
                                              and Tax-Free Investments Trust); and President and Principal
                                              Executive Officer, The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

                                              Formerly: Director and President, Fund Management Company; Chief
                                              Cash Management Officer and Managing Director, Invesco Aim
                                              Capital Management, Inc.; Vice President, Invesco Aim Advisors,
                                              Inc. and The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and Tax-
                                              Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., AIM Investment Services, Inc., Invesco Aim
                                              Private Asset Management, Inc. and The AIM Family of Funds--
                                              Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer of The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.,
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; Global Head of Product Development,
                                              AIG-Global Investment Group, Inc.; and Chief Compliance Officer
                                              and Deputy General Counsel, AIG-SunAmerica Asset Management

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.


OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678

COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     The Bank of New York
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             2 Hanson Place
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              Brooklyn, NY 11217-1431
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739
                          Americas
                          New York, NY 10036-2714




31        AIM TAX-FREE INTERMEDIATE FUND

eDELIVERY
INVESCOAIM.COM/EDELIVERY

eREGISTER FOR eDELIVERY - eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?                                                        HOW DO I SIGN UP?

Register for eDelivery to:                                          It's easy. Just follow these simple steps:

-  save your Fund the cost of printing and postage.                 1. Log in to your account.

-  reduce the amount of paper you receive.                          2. Click on the "Service Center" tab.

-  gain access to your documents faster by not waiting for the      3. Select "Register for eDelivery" and complete the consent
   mail.                                                               process.

-  view your documents online anytime at your convenience.

- save the documents to your personal computer or print them out for your records.

This service is provided by Invesco Aim Investment Services, Inc.

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC
Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim Web site,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

If used after July 20, 2008, this report must be accompanied by a Fund fact sheet or
Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco
Aim--Service Mark-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset
Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management,
Inc., Invesco Global Asset Management (N.A.), Inc., AIM Funds Management Inc. (DBA AIM
Trimark Investments), Invesco Asset Management (Japan) Ltd. and Invesco Hong Kong Ltd.
are affiliated investment advisors that serve as the subadvisor for some of the products and services represented by Invesco Aim. AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. (DBA Invesco Trimark)
on or prior to Dec. 31, 2008. Invesco Aim Distributors, Inc. is the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds
represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of                   [INVESCO AIM LOGO]
Invesco Ltd.                                                                                          -- SERVICE MARK --

                                                            invescoaim.com   TFI-AR-1   Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.

          As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                            Percentage of Fees
                                            Billed Applicable                            Percentage of Fees
                                               to Non-Audit                             Billed Applicable to
                                            Services Provided                            Non-Audit Services
                       Fees Billed for     for fiscal year end                           Provided for fiscal
                      Services Rendered      2008 Pursuant to       Fees Billed for         year end 2007
                      to the Registrant         Waiver of        Services Rendered to    Pursuant to Waiver
                     for fiscal year end       Pre-Approval       the Registrant for       of Pre-Approval
                             2008             Requirement(1)     fiscal year end 2007      Requirement(1)
                     -------------------   -------------------   --------------------   --------------------
Audit Fees                 $ 95,803                N/A                 $ 92,585                 N/A
Audit-Related Fees         $      0                  0%                $      0                   0%
Tax Fees(2)                $ 15,382                  0%                $ 15,524                   0%
All Other Fees             $      0                  0%                $      0                   0%
                           --------                                    --------
Total Fees                 $111,185                  0%                $108,109                   0%

PWC billed the Registrant aggregate non-audit fees of $15,382 for the fiscal year ended 2008, and $15,524 for the fiscal year ended 2007, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Tax fees for the fiscal year end March 31, 2008 includes fees billed for reviewing tax returns and consultation services. Tax fees for the fiscal year end March 31, 2007 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

     PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                        Fees Billed for                               Fees Billed for
                      Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                     Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                      AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                     fiscal year end 2008    Provided for fiscal   fiscal year end 2007    Provided for fiscal
                      That Were Required        year end 2008       That Were Required        year end 2007
                      to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                      by the Registrant's      of Pre-Approval      by the Registrant's        Pre-Approval
                        Audit Committee        Requirement(1)         Audit Committee         Requirement(1)
                     --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees            $0                     0%                     $0                      0%
Tax Fees                      $0                     0%                     $0                      0%
All Other Fees                $0                     0%                     $0                      0%
                             ---                                           ---
Total Fees(2)                 $0                     0%                     $0                      0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2008, and $0 for the fiscal year ended 2007, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of March 18, 2008, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of March 18, 2008, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a) (1)   Code of Ethics.

12(a) (2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Tax-Exempt Funds


By: /s/ PHILIP A. TAYLOR
    --------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: June 6, 2008

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ PHILIP A. TAYLOR
    --------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: June 6, 2008


By: /s/ SIDNEY M. DILGREN
    --------------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: June 6, 2008

                                  EXHIBIT INDEX

12(a) (1)    Code of Ethics.

12(a) (2)    Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)    Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.